UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900, Portland, Oregon	97209
(Address of principal executive offices)	(Zip code)

Bridget McNamara-Fenesy, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to:

Cynthia Beyea

Eversheds Sutherland LLP

700 Sixth Street, N.W.

Washington, D.C. 20001-3980

Registrant's telephone number, including area code:	(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2021

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for the period January 1, 2021 through December 31, 2021 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2021

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2021. Total assets under management at year end 2021 were $884.6 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2021.

Sub-Advisers to the portfolios of the Corporation are: DFA LP for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Brandywine Global Investment Management, LLC for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

BRIDGET MCNAMARA-FENESY

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2021, the M International Equity Fund had a return of 11.05% (net of management fees) versus a total return (including reinvestment of dividends) of 7.82% for its benchmark, the MSCI ACWI (All Country World Index) ex USA Index1.

Market Environment/Conditions

In US dollar terms, global ex US equity markets returned 8.53%, as reflected by the MSCI All Country World ex USA IMI (net dividends), for the year. Developed ex US markets returned 12.40% as measured by the MSCI World ex USA IMI (net dividends) and emerging markets returned -0.28% as measured by the MSCI Emerging Markets IMI (net dividends). In developed markets, most currencies depreciated versus the US dollar. In emerging markets, most currencies also depreciated versus the US dollar, but some, notably the Chinese renminbi and the Taiwan dollar, appreciated.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional Fund Advisors integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI All Country World ex USA Small Cap Index, net dividends) outperformed large caps (MSCI All Country World ex USA Index, net dividends) by 5.10% for the year. Mid caps (MSCI All Country World ex USA Mid Cap Index, net dividends), a subset of the MSCI All Country World ex USA Index universe, underperformed small caps (MSCI All Country World ex USA Small Cap Index, net dividends) by 5.02% and performed in line with large caps (MSCI All Country World ex USA Index, net dividends).

Along the relative price dimension, large cap value stocks (MSCI All Country World ex USA Value Index, net dividends) outperformed large cap growth stocks (MSCI All Country World ex USA Growth Index, net dividends) by 5.36%%, and small cap value stocks (MSCI All Country World ex USA Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI All Country World ex USA Small Cap Growth Index, net dividends) by 2.63%.

High profitability stocks outperformed low profitability stocks within both large caps and small caps.2

Performance of the premiums may vary depending on the particular segment of the market under analysis.

Fund Review/Current Positioning

The M International Equity Fund outperformed the MSCI All Country World ex USA Index (net dividends) by 3.23% for the period. The Fund's inclusion of and emphasis on small cap stocks had a positive impact on performance relative to the benchmark (which is composed primarily of large and mid cap stocks), as small caps outperformed large caps. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Fund's greater emphasis on value stocks also contributed positively to performance relative to the benchmark. Additionally, the Fund's emphasis on high profitability stocks contributed positively to performance relative to the benchmark.

Dimensional Fund Advisors LP
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Dimensional Fund Advisors LP exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2021. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments.The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/11 to 12/31/21

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex USA INDEX

1 The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US. Investors cannot invest directly in an Index.

2 Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2021, the M Large Cap Growth Fund had a return of 21.5% (net of management fees) versus a total return (including reinvestment of dividends) of 27.6% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

In 2021 the strong performance of major US and global developed market equity indices continued. Once again, US markets led the way driven by the strength of "New Era" technology companies such as Apple, Meta Platforms (Facebook), Alphabet (Google), Microsoft, Netflix, NVIDIA and Tesla. These US-based, New Era technology companies are among the largest businesses in the world. They continue to grow as they opportunistically enter new markets, often of their own creation. It is readily apparent that the technological revolution is ongoing and will remain a critical driver of global economies and equity markets.

Many investors anticipate a return to Value's outperformance of Growth. However, DSM believes the ongoing competitive dynamics of digital/internet technologies will prove a disadvantage to both Value and most non-US businesses, as revenue and profit pressures build from competing new digital technologies. Additionally, Value stocks are generally more cyclical, operate in more competitive industries and have greater capital requirements. Finally, in a very low interest rate world, Value stocks in both Europe and the US often have high P/Es due to their dividend yield, yet these valuations are often not justified by the underlying business fundamentals of those companies.

Similarly, investors seem to expect a return to EU and/or EM outperformance over the United States. DSM continues to believe that America's technology-laden indices will outperform the Rest-of-World indices which generally exclude New Era technology giants, with the notable exception of China. In short, DSM believes Growth/United States will outperform Value/Rest-of-World going forward.

While "Old Era" Value names may recover and possibly outperform Growth over a limited period of time, DSM believes this trend will be short-lived. Similarly, a rally in bank stocks caused by a significant rise in interest rates as the global economy recovers would be a big plus for the Russell 1000 Value Index, the MSCI Europe and EM indices, all of which are more heavily exposed to financials than Growth indices. However, DSM believes this too would not last.

In recent years America's technology leadership has been challenged by Chinese technology companies such as Alibaba, Tencent and JD.com who have proved themselves to be credible competitors and technology innovators. Without question, Chinese companies will continue to challenge the US's dominance in tech going forward. However, it is possible that the punitive regulatory actions instituted by the Chinese government over this past year may cause China's leading technology companies to be less competitive going forward, while also disincentivizing the risk taking and entrepreneurial psychology of China's entrepreneurs across their entire economy. As a result, American technology companies may well find themselves better positioned on a relative basis.

Fund Review/Current Positioning

Over the last several quarters earnings have been quite strong across the Fund's holdings, however, turnover has increased. One of the factors behind the increased turnover is the risk of persistently higher inflation. If inflation remains above 3% for an extended period of time, interest rates may rise higher than currently expected. If rates do go up more than expected, DSM believes positions with loftier P/Es will be at a greater risk of a significant correction. Accordingly, DSM has trimmed or sold higher P/E names and purchased or added to positions with lower P/Es. The majority of the Fund is invested in the information technology and communication services sectors, with smaller weightings in health care, financials, consumer discretionary, consumer staples, industrials and materials.

For the year, the M Large Cap Growth Fund underperformed the benchmark primarily as a result of stock selection in the consumer discretionary and information technology sectors. DSM's stock selection in financials and underweight of the industrials sector versus the benchmark benefitted performance. By security, the top five contributors to the Fund's performance for the year included Alphabet, Microsoft, NVIDIA, Intuit and EPAM Systems. The five positions which contributed the least in the period were Alibaba Group, Global Payments, PayPal Holdings, Tencent Holdings and JD.com. It is worth noting that the performance of the benchmark in 2021 was again helped by holding Apple, whose long-term growth prospects DSM sees as moderate, and Tesla, which has an extremely high valuation.

Given its reasonable valuation, solid expected revenue and earnings growth, and a recovering global economy, DSM believes the portfolio has significant appreciation potential. Over time, businesses appreciate in value as their earnings grow. Portfolio earnings have grown largely as expected before the pandemic, remained strong (albeit a bit less than expected) during the pandemic and DSM believes growth in the mid-to-high teens or perhaps more is possible in the years ahead.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/21. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/11 to 12/31/21

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2021, the M Capital Appreciation Fund had a return of 17.7% (net of management fees) versus a total return (including reinvestment of dividends) of 18.2% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

U.S. equities ended the year with a record setting rally. Value stocks led the market with a Russell 2500® Value Index return of 27.8% compared to the Russell 2500® Growth return of 5.0% for 2021. Toward the end of 2020, we noted a shift in behavior of the market away from "Growth At Any Price" investing to more fundamental drivers and that shift continued in earnest in 2021. In general, a market focused on stock fundamentals as opposed to price momentum is positive for Capital Appreciation's performance.

As the world began to stabilize and recover from the initial impact of the COVID-19 pandemic, equity markets faced a number of opportunities and hurdles. Year-over-year comparisons of earnings and revenue growth were robust as pent-up demand coupled with extraordinary fiscal and monetary stimulus drove results higher than expectations across most industries. Many areas of the market continued to rebound from their prior lows with the growing evidence that the global economy was returning to some sense of normalcy. While the unexpected emergence of the Delta and Omicron variants created some temporary setbacks, stocks with exposure to a global reopening largely outperformed expensive, story-driven stocks that had dominated the markets in prior years. Growth did not come without its challenges, however, as supply and labor shortages constrained the ability of most companies to meet demand. Furthermore, these shortages combined with the magnitude of monetary stimulus drove inflation to multi-year highs culminating with the Federal Reserve's admission toward the end of 2021 that inflation pressures are no longer "transitory" and an expectation that rates are likely to be raised sooner than originally anticipated as a countermeasure.

As we enter 2022, we are encouraged by the behavior of the equity markets and the return to a focus on stock fundamentals. While inflationary pressures continue to be an area of concern, the Fund is well positioned by owning companies with pricing power at valuations less susceptible to multiple compression as rates increase. We believe the broadening of the market and flight from excessive valuations should be good for relative performance of the Fund. We remain focused on purchasing stocks that will generate long-term earnings power selling at an attractive valuation.

Fund Review/Current Positioning

The Fund's outperformance for the year can be attributed almost entirely to stock selection. Industry allocation was mostly neutral as the positive effect of being overweight industrials and basic materials was offset by the Fund's overweight position in technology, and underweight positions in real estate and energy.

Technology generated the largest amount of stock selection, gaining 24% versus 12% for the index, and represented three of the top ten contributors for the year. The Fund's semiconductor holdings, most notably MACOM Technology (+42%), performed well with strong fundamentals across the board. The sector continues to capitalize on the long-term benefits of consolidation, increasing technological complexity and secular demand trends across a broad spectrum of end markets from automobiles to data centers. Global supply chain issues and manufacturing bottlenecks also highlighted the value of contract manufacturers such as Jabil Inc. (+66%), that were able to emerge essentially unscathed due to global reach and scale. Finally, Rogers Corporation (+76%), a long-term holding of the Fund, was acquired by Dupont for a 46% premium to its 1-month volume weighted average share price. The company has long been a natural acquisition target given its dominant niche in the specialty materials markets.

Health care was the second-best performing industry in the Fund, returning 3% versus a decline of 7% for the index. While we had a number of outperforming stocks in the group, none of the Fund's health care holdings was a top contributor for the year. What the Fund did not own had a much more pronounced impact on the overall results. For example, biotechnology stocks were down over 20% for the year. We entered the year materially underweight this group and remain underweight as they are typically binary outcome investments and subject to heavy speculation.

Positive industrial stock selection can primarily be attributed to the performance of Builders FirstSource (+110%), a building products distributor and the largest position in the Fund. In addition to reporting better-than-expected earnings and guidance throughout the year, Builders has continued to make meaningful strides toward structurally improving the profitability of the business by growing its services and value-added product sales. The building products distribution market is highly fragmented, which should set the stage for Builders to grow profitably well into the future. KBR, Inc. (+56%), a government services provider, also was a top contributor as the company delivered on its multi-year strategy of diversifying away from fixed price engineering and construction (E&C) to more predictable, recurring revenue government contracts. In addition to registering important customer wins, KBR has developed its proprietary technologies business, which is being accessed increasingly by the market for the development of hydrogen and ammonia based renewable energy.

Positive stock selection from these three areas was partially offset by weakness in consumer discretionary and basic materials stocks. The combination of labor shortages, supply chain bottlenecks and the uncertainties associated with the emergence of COVID-19 variants through the course of the year resulted in some volatility in both production and demand, particularly among consumer discretionary stocks. For example, Cheesecake Factory (-37%) and Azul (-42%) both traded down despite what we believe to be a structural improvement in their competitive positions during the pandemic as demand for leisure activities was disrupted. We therefore added to both of these positions. 2U, Inc. (-50%) witnessed a sudden decline in enrollment for online education programs as the tight labor market resulted in fewer people looking to return to school in the short term. And Cardlytics (-54%) experienced a slowing in advertising spend by its customer base as brand owners attempted to balance promotion with the ability to meet the needs of customers. In each of these cases, we believe these companies are well positioned for long-term secular growth as the world normalizes.

Finally, after strong performance in the prior 12 months, Pan American Silver Corp (-27%) gave back some of its returns as investors began to focus on the growing likelihood of interest rate increases in 2022. While precious metals have been a safe haven against inflationary pressures, they are also negatively correlated to speculation on interest rates, as higher rates increase holding cost. We lowered the size of our position entering 2021 but have maintained ownership as the company is beginning to harvest the value of the portfolio it has built over the past several years, and controls some of the lowest cost gold and silver deposits in the world. The mining industry also has become more disciplined with capital deployment in recent years, which should result in accruing value to equity holders over time.

Frontier Capital Management Co., LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Co., LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2021. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/11 to 12/31/21

RUSSELL 2500® INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an Index.

M LARGE CAP VALUE FUND

Performance

For the twelve months ended December 31, 2021, the Fund had a return of 30.0% (net of management fees) versus a total return of 25.2% for its benchmark, the Russell 1000® Value Index1.

Market Environment/Conditions

Broad U.S. equity markets posted another strong year despite surging COVID-19 infections. Virus fears receded in part as data from earlier affected regions suggested the more highly transmissible omicron variant is milder and is positive for broader immunity. Therefore, this current infection wave has the potential to hasten the transition from epidemic to endemic. The continued expansion of the economy, evidenced by solid corporate earnings and economic data, also helped drive strong returns for a second consecutive year as profit margins at many companies expanded further despite inflationary pressures. Unemployment claims, recently falling below pre-pandemic levels, showed that the labor market continued to tighten throughout the year. Job creation has been less than expected, the recently released December unemployment report also reflected a tight labor market as the unemployment rate fell to 3.9% and wages rose 4.7% for the year. Consumer confidence ended the year substantially higher despite the Omicron variant and persistent inflation. On the negative side, consumer prices rose at the fastest annual rate since 1982 as consumer demand remained high and supply chain disruptions continued. Additionally, more forward-looking pending home sales weakened as very low inventory and elevated prices weighed on sales.

The highest levels of inflation in nearly 40 years and a strong economy are pressuring the Federal Reserve (Fed) to accelerate the pace of tapering monthly bond purchases and tightening the monetary policy. The odds of a rate hike earlier in the year are rising. In addition to supply chain bottlenecks, energy prices were another source of inflation in 2021. Globally, the more transmissible variant is making it difficult for China to maintain its zero COVID policy, which further exacerbates the global supply chain with shipping ports as regional flare-ups lead to manufacturing shutdowns.

Fund Review/Current Positioning

The Fund outperformed during another year of robust equity returns. In large cap equities, growth showed up strong enough to flip the script for the full year ending with another year of growth outperforming. Value factors were weaker among large caps to end the year but generally did better among smaller companies. Interestingly growth did not work as well within value as higher valuation and negative earning companies underperformed. From a factor perspective, price momentum was a tailwind during the year and the factor with the biggest positive impact for the portfolio. Share change was strong for the full year and as expected given the annual returns, higher beta stocks did well for the year.

The biggest detraction to the strategy was from real estate and health care. Self-storage and residential REITs were particularly strong performers that led the sector higher during the year. We do not invest in REITs in this strategy. Within the healthcare sector the shortfall was from being overweight some of the poorer performing biotechnology stocks. We bought Biogen late in the summer after the stock dropped approximately 30% from the highs. However increased scrutiny and challenges to its recently approved and highly touted blockbuster Alzheimer's drug has sent the stock lower. Amgen was sold earlier in the year at much higher levels than where the stock ended the year which helped avoid further losses, however we were substantially overweight versus the benchmark when we held the position. There was also a small detraction within the energy sector from a small underweight in the best performing sector as crude oil rose sharply, up over 50% for the year.

The biggest relative benefit to the portfolio was from higher momentum consumer discretionary holdings in auto manufacturing as well as home improvement and auto retailing. We added substantially to a slight overweight versus the benchmark at the start of the year and maintained more than twice the benchmark weight since the annual rebalance of the benchmark in June despite consistently selling out of some of the poorer sector performers from the price momentum factor discipline.The majority of the benefit to the portfolio was from strong stock selection within specialty retailers such as Lowe's, AutoZone and O'Reilly Auto as well as Ford and General Motors. This sector accounted for forty percent of the overall outperformance for the year.

Telecommunication and wireless companies languished running into delays with the very expensive roll out of 5G technology while at-home entertainment companies continued to underperform throughout the year after performing so well at the beginning of the pandemic shutdowns in 2020. We continued to avoid owning Disney which lost nearly 15% of its value during a very strong year for equities. Both industries weighed down the communication services sector which was big benefit to our strategy from being markedly underweight over the past 15 months. After starting the year off with a strong first quarter, the technology sector consistently lagged thereafter and yet the portfolio holdings managed to continue to outperform consistently throughout the year. Despite being overweight in a lagging sector, outperformance was derived from system software companies which led the sector for the first three quarters, hardware and equipment companies came on stronger near the end of the year and semiconductor equipment companies which benefited from the global chip shortage.

For the first time in six years the portfolio was underweight in health care. We sold underperforming biotech companies and outperforming health care providers that rose in value quicker than their earnings were growing. It was short lived and are back to being essentially in line with the benchmark. We currently have large overweights in consumer discretionary and the financial sector. The underperformance over the last three quarters in the Technology sector, not surprisingly led to many lower valuation holdings being sold from the price momentum factor. We ended the year underweight the sector for the first time in 8 years and it is no longer among the four largest sectors from an absolute basis. We consistently added food companies to the consumer staples sector throughout the year. The relative underweight was essentially cut in half in both this sector as well as the industrials sector from a combination of new positions and adding to existing holdings. Finally, new positions in the utilities sector brought the portfolio to be nearly in line with the benchmark effectively ending a 14 year stretch of maintaining a substantial underweight. We begin the new year with five other sectors with larger underweights than what we have in utilities. We began the year discussing how periods of narrow market leadership eventually give way to a broadening out and a return to focusing on valuations. We closed 2021 with a rally in small cap value and higher quality and a strong performance reversal. Personal, business, and economic anxiety over COVID still remains even after broad vaccination in the US. While COVID infections are high, the hospitalization and survivability are greatly improved. The past year of high-quality value outperformance supports our research and belief in maintaining high quality companies in our portfolios even when low quality surges for a short period. Last year we also questioned the temporary nature of the pronounced inflation from both the changes in government policies and supply chain challenges. We currently see on the economic front mixed concerns and expectations of increased interest rates, inflation, labor challenges and market volatility. While we do not have clarity as to what these factors will deliver by year end 2022, we trust that our disciplined investment process will guide us to the proper value portfolio for the long term. We thank you for your continued support and wish you a healthy and prosperous year ahead.

Brandywine Global Investment Management, LLC
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandywine Global Investment Management, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2021. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/11 to 12/31/21

RUSSELL 1000 VALUE INDEX

1 Russell 1000 companies with lower price-to-book ratios and lower forecasted growth. Investors cannot invest directly in an Index.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Value (Note 1)
	COMMON STOCKS—69.8%
	Australia—4.4%
5,596	Adbri Ltd.	$11,481
271	Afterpay Ltd.*	16,367
3,733	AGL Energy Ltd.	16,676
4,474	Allkem Ltd.*	33,853
5,481	ALS Ltd.	52,159
1,335	Altium Ltd.	43,892
23,001	Alumina Ltd.	31,210
24,812	AMP Ltd.*	18,232
2,797	Ampol Ltd.	60,357
1,231	Ansell Ltd.	28,221
8,493	APA Group†	62,162
1,172	ARB Corp. Ltd.	44,775
16,116	Ardent Leisure Group Ltd.*,†	15,829
3,393	Aristocrat Leisure Ltd.	107,556
785	ASX Ltd.	53,058
5,956	Atlas Arteria Ltd.	29,986
1,347	AUB Group Ltd.	25,245
27,196	Aurizon Holdings Ltd.	69,055
16,206	AusNet Services Ltd.	30,302
9,677	Austal Ltd.†	13,729
16,565	Australia & New Zealand Banking Group Ltd.	331,547
2,559	Australian Ethical Investment Ltd.	25,674
23,353	Australian Pharmaceutical Industries Ltd.	29,394
10,095	Bank of Queensland Ltd.	59,418
5,183	Bapcor Ltd.	26,434
36,897	Beach Energy Ltd.†	33,824
4,696	Bega Cheese Ltd.†	19,372
6,079	Bendigo & Adelaide Bank Ltd.†	40,247
19,147	BHP Group Ltd.†	578,112
1,146	BHP Group Ltd., ADR†	69,161
177	Blackmores Ltd.†	11,755
7,397	BlueScope Steel Ltd.	112,477
12,498	Brambles Ltd.	96,658
849	Breville Group Ltd.†	19,581
1,779	Brickworks Ltd.	31,271
2,848	carsales.com Ltd.	51,988
6,463	Challenger Ltd.	30,705
2,711	Champion Iron Ltd.*	10,730
5,238	City Chic Collective Ltd.*	20,960
16,096	Cleanaway Waste Management Ltd.	36,654
444	Cochlear Ltd.	69,814
748	Codan Ltd.	5,077
Shares		Value (Note 1)
	Australia (Continued)
8,123	Coles Group Ltd.	$106,023
9,619	Commonwealth Bank of Australia	706,829
5,942	Computershare Ltd.	86,462
34,520	Cooper Energy Ltd.*,†	7,032
1,259	Corporate Travel Management Ltd.*,†	20,161
5,529	Costa Group Holdings Ltd.	12,189
496	Credit Corp. Group Ltd.	12,082
2,419	Crown Resorts Ltd.*,†	21,049
2,681	CSL Ltd.	567,067
9,383	CSR Ltd.	40,140
2,536	Data#3 Ltd.	10,849
4,714	Deterra Royalties Ltd.†	14,748
617	Domino's Pizza Enterprises Ltd.	52,983
8,535	Downer EDI Ltd.	37,009
4,688	Eagers Automotive Ltd.	45,841
13,551	Eclipx Group Ltd.*	21,788
2,597	Elders Ltd.	23,165
9,649	Endeavour Group Ltd.	47,316
7,109	Estia Health Ltd.†	11,896
1,597	EVENT Hospitality and Entertainment Ltd.*,†	17,173
13,941	Evolution Mining Ltd.	41,180
1,312	Flight Centre Travel Group Ltd.*,†	16,819
17,313	Fortescue Metals Group Ltd.	241,971
20,944	G8 Education Ltd.*	16,914
9,874	Genworth Mortgage Insurance Australia Ltd.	16,666
10,754	Gold Road Resources Ltd.	12,284
3,873	GrainCorp Ltd., Class A	23,275
9,346	GWA Group Ltd.	18,699
7,543	Harvey Norman Holdings Ltd.†	27,110
15,902	Healius Ltd.	61,087
10,246	Humm Group Ltd.*,†	6,709
877	IDP Education Ltd.	22,109
9,401	IGO Ltd.	78,451
4,268	Iluka Resources Ltd.	31,362
11,076	Imdex Ltd.	23,772
21,765	Incitec Pivot Ltd.	51,306
11,778	Infomedia Ltd.	13,111
5,200	Inghams Group Ltd.†	13,241
10,589	Insurance Australia Group Ltd.	32,819
1,626	InvoCare Ltd.†	13,912
15,570	IOOF Holdings Ltd.	41,007

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Australia (Continued)
2,813	IPH Ltd.	$17,969
3,090	IRESS Ltd.	28,102
2,351	James Hardie Industries PLC	94,589
2,408	JB Hi-Fi Ltd.	84,654
2,838	Johns Lyng Group Ltd.	18,851
5,029	Lendlease Corp. Ltd.	39,113
1,418	Lifestyle Communities Ltd.	21,438
10,522	Link Administration Holdings Ltd.	42,640
1,516	Lovisa Holdings Ltd.	22,159
7,511	Lynas Rare Earths Ltd.*	55,575
2,554	Macquarie Group Ltd.	381,667
1,209	Magellan Financial Group Ltd.†	18,683
22,423	Mayne Pharma Group Ltd.*,†	4,813
1,182	McMillan Shakespeare Ltd.	10,388
33,345	Medibank Pvt Ltd.	81,272
13,978	Metcash Ltd.†	45,764
1,851	Mineral Resources Ltd.†	75,415
1,365	Monadelphous Group Ltd.†	9,583
21,227	National Australia Bank Ltd.	445,396
879	Netwealth Group Ltd.	11,313
10,216	New Hope Corp. Ltd.†	16,575
6,467	Newcrest Mining Ltd.	115,180
2,652	NEXTDC Ltd.*	24,678
5,984	nib holdings Ltd.	30,519
932	Nick Scali Ltd.	10,408
33,934	Nine Entertainment Co. Holdings Ltd.	71,844
10,155	Northern Star Resources Ltd.	69,524
12,393	NRW Holdings Ltd.	15,914
6,389	Nufarm Ltd.	22,544
11,530	oOh!media Ltd.*	14,177
1,802	Orica Ltd.	17,948
13,491	Origin Energy Ltd.	51,433
7,294	Orora Ltd.	18,574
6,797	OZ Minerals Ltd.	139,552
38,627	Paladin Energy Ltd.*	24,731
3,852	Pendal Group Ltd.	15,610
12,923	Perenti Global Ltd.†	8,697
1,594	Perpetual Ltd.	41,715
43,898	Perseus Mining Ltd.*	51,740
1,933	Pinnacle Investment Management Group Ltd.	21,953
3,992	Platinum Asset Management Ltd.	7,842
2,030	Premier Investments Ltd.	44,780
1,044	Pro Medicus Ltd.†	47,427
Shares		Value (Note 1)
	Australia (Continued)
4,109	Qantas Airways Ltd.*	$14,977
8,115	QBE Insurance Group Ltd.	67,011
10,685	Qube Holdings Ltd.	24,643
17,985	Ramelius Resources Ltd.	20,543
1,186	Ramsay Health Care Ltd.	61,695
355	REA Group Ltd.	43,298
1,390	Reece Ltd.	27,335
10,111	Regis Resources Ltd.	14,345
6,796	Reliance Worldwide Corp. Ltd.	31,002
26,531	Resolute Mining Ltd.*	7,528
3,796	Rio Tinto Ltd.	276,482
10,554	Sandfire Resources Ltd.	50,525
32,253	Santos Ltd.	148,068
2,007	SEEK Ltd.	47,865
3,220	Select Harvests Ltd.	14,548
6,012	Senex Energy Ltd.†	20,208
1,184	Seven Group Holdings Ltd.	18,607
62,916	Seven West Media Ltd.*	29,525
11,474	Silver Lake Resources Ltd.*	14,818
4,361	Sims Ltd.†	50,956
4,280	SmartGroup Corp. Ltd.	24,133
4,234	Sonic Healthcare Ltd.	143,641
21,815	South32 Ltd.	63,645
3,457	Southern Cross Media Group Ltd.	4,879
9,141	SpeedCast International Ltd.*,†,§	—
9,514	St. Barbara Ltd.	10,141
13,525	Star Entertainment Grp Ltd.*	36,212
10,471	Steadfast Group Ltd.	39,995
7,077	Suncorp Group Ltd.	56,998
4,830	Super Retail Group Ltd.	43,785
24,332	Superloop Ltd.*	21,066
9,346	Sydney Airport*	59,021
14,863	Tabcorp Holdings Ltd.	54,284
6,444	Tassal Group Ltd.	16,362
4,562	Technology One Ltd.	42,517
48,961	Telstra Corp. Ltd.	148,898
2,964	TPG Telecom Ltd.	12,702
14,998	Transurban Group	150,801
5,229	Treasury Wine Estates Ltd.	47,098
4,434	United Malt Grp Ltd.	14,065
5,028	Uniti Group Ltd.*	16,279
14,458	Viva Energy Group Ltd.#	24,719
3,525	Webjet Ltd.*,†	13,259
6,301	Wesfarmers Ltd.	271,849
24,722	West African Resources Ltd.*	23,742

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Australia (Continued)
7,396	Western Areas Ltd.*	$18,457
22,518	Westpac Banking Corp.	349,776
19,506	Whitehaven Coal Ltd.*	37,040
7,694	Woodside Petroleum Ltd.	122,759
9,649	Woolworths Group Ltd.	266,835
4,639	Worley Ltd.	35,877
647	Xero Ltd.*	66,579
		10,754,746
	Austria—0.3%
984	ANDRITZ AG	50,839
1,218	AT&S Austria Technologie & Systemtechnik AG	60,044
371	BAWAG Group AG*,#	22,893
133	DO & Co. AG*	11,220
1,848	Erste Group Bank AG	86,998
614	EVN AG	18,594
1,377	FACC AG*,†	11,052
1,233	IMMOFINANZ AG†	31,641
332	Lenzing AG*	46,114
463	Oesterreichische Post AG†	19,925
1,311	OMV AG	74,554
3,082	Raiffeisen Bank International AG	90,809
1,417	S IMMO AG	35,088
127	Schoeller-Bleckmann Oilfield Equipment AG*	4,475
1,874	Telekom Austria AG*	16,258
4,149	UNIQA Insurance Group AG	38,120
252	Verbund AG	28,375
884	Vienna Insurance Group AG Wiener Versicherung Gruppe	25,060
1,881	voestalpine AG	68,529
921	Wienerberger AG	33,910
		774,498
	Belgium—0.6%
366	Ackermans & van Haaren NV	70,296
2,082	Ageas SA/NV	107,970
5,568	AGFA-Gevaert NV*	24,025
5,947	Anheuser-Busch InBev SA/NV	359,996
127	Argenx SE*	45,589
851	Barco NV	18,563
1,086	Bekaert SA	48,393
991	bpost SA*	8,654
105	Cie d'Entreprises CFE	14,680
Shares		Value (Note 1)
	Belgium (Continued)
333	D'ieteren Group	$65,057
196	Elia Group SA/NV	25,818
609	Etablissements Franz Colruyt NV	25,834
1,410	Euronav NV	12,521
2,756	Euronav SA*,†	24,501
548	EVS Broadcast Equipment SA	12,915
1,400	Fagron	23,590
415	Gimv NV	25,183
1,602	KBC Group NV	137,630
9	Lotus Bakeries NV	57,278
216	Melexis NV	25,772
2,034	Ontex Group NV*,†	16,187
1,080	Orange Belgium SA	24,468
1,637	Proximus SADP	31,944
207	Shurgard Self Storage SA	13,551
214	Sipef NV	13,863
1,145	Solvay SA	133,226
449	Telenet Group Holding NV	16,388
688	Tessenderlo Group SA*	26,123
852	UCB SA	97,340
1,277	Umicore SA	51,975
		1,559,330
	Canada—7.6%
1,800	Absolute Software Corp.†	16,877
757	Aclara Resources, Inc.*	862
6,700	Advantage Energy Ltd.*,†	39,248
1,679	Aecon Group, Inc.†	22,405
607	Ag Growth International, Inc.	15,202
1,651	Agnico-Eagle Mines Ltd.	87,728
5,042	Aimia, Inc.*	19,730
1,100	Air Canada*,†	18,375
7,338	Alamos Gold, Inc., Class A	56,444
891	Algonquin Power & Utilities Corp.	12,869
5,308	Alimentation Couche-Tard, Inc.	222,399
2,174	AltaGas Ltd.†	46,936
685	Altus Group Ltd.†	38,432
18,656	ARC Resources Ltd.†	169,607
989	Aritzia, Inc.*	40,930
700	Atco Ltd., Class I	23,629
600	ATS Automation Tooling Systems, Inc.*	23,830
84	Aurora Cannabis, Inc.*,†	455
16,677	B2Gold Corp.	65,656

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Canada (Continued)
850	Badger Infrastructure Solutions Ltd.†	$21,362
5,855	Bank of Montreal	630,397
8,200	Bank of Nova Scotia	580,505
12,285	Barrick Gold Corp.	233,443
3,183	Bausch Health Cos., Inc.*	87,920
1,208	BCE, Inc.	62,847
9,500	Birchcliff Energy Ltd.†	48,516
4,601	BlackBerry Ltd.*,†	42,993
7,300	Bombardier, Inc., Class B*	9,695
862	Boralex, Inc., Class A†	23,633
18	Brookfield Asset Management Reinsurance Partners Ltd., Class A*,†	1,129
1,680	Brookfield Asset Management, Inc., Class A	101,455
1,336	Brookfield Asset Management, Inc., Class A†	80,668
717	Brookfield Infrastructure Corp., Class A†	48,934
785	BRP, Inc.†	68,760
4,802	Cameco Corp.	104,699
1,985	Canaccord Genuity Group, Inc.	23,664
400	Canada Goose Holdings, Inc.*,†	14,824
4,735	Canadian Imperial Bank of Commerce	551,929
4,408	Canadian National Railway Co.†	541,456
14,634	Canadian Natural Resources Ltd.	618,354
4,315	Canadian Pacific Railway Ltd.	310,351
532	Canadian Tire Corp. Ltd., Class A	76,308
1,300	Canadian Utilities Ltd., Class A	37,707
1,880	Canadian Western Bank	53,950
1,876	Canfor Corp.*	47,547
700	Canopy Growth Corp.*,†	6,111
2,194	Capital Power Corp.†	68,442
4,800	Capstone Mining Corp.*	21,174
6,100	Cardinal Energy Ltd.*,†	20,591
6,100	Cascades, Inc.	67,368
1,637	CCL Industries, Inc., Class B†	87,780
6,166	Celestica, Inc.*	68,730
6,625	Cenovus Energy, Inc.	81,231
5,235	Centerra Gold, Inc.	40,350
9,000	CES Energy Solutions Corp.†	14,443
1,621	CGI, Inc.*	143,333
2,739	CI Financial Corp.	57,251
Shares		Value (Note 1)
	Canada (Continued)
190	Cogeco Communications, Inc.†	$15,130
300	Cogeco, Inc.	19,265
325	Colliers International Group, Inc.	48,400
122	Constellation Software, Inc.	226,354
5,812	Corus Entertainment, Inc., Class B†	21,871
3,354	Crescent Point Energy Corp.	17,898
322	Descartes Systems Group, Inc.*	26,623
1,840	Dollarama, Inc.	92,091
1,821	Dorel Industries, Inc., Class B*	29,497
1,100	DREAM Unlimited Corp., Class A†	33,767
6,100	Dundee Precious Metals, Inc.	37,711
4,100	ECN Capital Corp.	17,308
3,501	Eldorado Gold Corp.*	32,825
9,925	Element Fleet Management Corp.†	101,059
2,163	Emera, Inc.	108,103
879	Empire Co. Ltd., Class A	26,781
9,507	Enbridge, Inc.	371,435
3,515	Endeavour Mining PLC†	77,055
2,494	Enerflex Ltd.	15,103
7,134	Enerplus Corp.	75,234
882	Enghouse Systems Ltd.†	33,768
7,100	Ensign Energy Services, Inc.*	9,430
700	ERO Copper Corp.*	10,680
700	Exchange Income Corp.†	23,319
4,400	Extendicare, Inc.†	25,392
316	Fairfax Financial Holdings Ltd.	155,443
2,600	Fiera Capital Corp.†	21,561
2,098	Finning International, Inc.	52,875
4,880	First Quantum Minerals Ltd.	116,777
547	FirstService Corp.	107,502
3,042	Fortis, Inc.†	146,767
10,041	Fortuna Silver Mines, Inc.*,†	39,213
406	Franco-Nevada Corp.	56,147
3,500	Freehold Royalties Ltd.†	32,234
1,045	George Weston Ltd.	121,159
1,500	Gibson Energy, Inc.†	26,586
1,871	Gildan Activewear, Inc.	79,316
5,700	Gran Tierra Energy, Inc.*	4,326
1,406	Great-West Lifeco, Inc.	42,193
1,700	Home Capital Group, Inc.*,†	52,507
7,321	Hudbay Minerals, Inc.†	53,014
2,998	Hydro One Ltd.#	77,998
1,352	iA Financial Corp., Inc.	77,361

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Canada (Continued)
3,400	IAMGOLD Corp.*,†	$10,590
511	IGM Financial, Inc.	18,429
800	Imperial Oil Ltd.	28,852
600	Imperial Oil Ltd.†	21,660
1,017	Innergex Renewable Energy, Inc.†	14,954
706	Intact Financial Corp.	91,767
2,045	Interfor Corp.	65,491
2,087	Intertape Polymer Group, Inc.†	43,424
1,600	Invesque, Inc.*,†	3,280
3,868	Ivanhoe Mines Ltd., Class A*	31,557
700	Jamieson Wellness, Inc.#,†	22,213
500	K-Bro Linen, Inc.	13,518
7,152	Kelt Exploration Ltd.*,†	27,252
2,848	Keyera Corp.†	64,234
17,698	Kinross Gold Corp.	102,694
4,203	Kirkland Lake Gold Ltd.	176,134
3,700	Knight Therapeutics, Inc.*	15,503
600	Labrador Iron Ore Royalty Corp.†	17,801
800	Laurentian Bank of Canada†	25,405
562	LifeWorks, Inc.	11,343
889	Linamar Corp.	52,660
1,322	Loblaw Cos. Ltd.	108,314
8,900	Lucara Diamond Corp.*,†	4,151
13,050	Lundin Mining Corp.	101,928
3,572	Magna International, Inc.	289,019
4,800	Major Drilling Group International, Inc.*	31,344
10,315	Manulife Financial Corp.	196,627
1,530	Maple Leaf Foods, Inc.†	35,391
1,800	Martinrea International, Inc.	16,364
1,895	Medical Facilities Corp.†	14,007
4,700	MEG Energy Corp.*	43,472
1,000	Methanex Corp.†	39,559
1,382	Metro, Inc.	73,549
470	MTY Food Group, Inc.†	23,512
2,700	Mullen Group Ltd.†	24,824
2,600	National Bank of Canada†	198,224
14,800	New Gold, Inc.*	22,113
1,740	NFI Group, Inc.†	27,869
721	North American Construction Group Ltd.†	10,938
1,126	North West Co., Inc.	30,479
2,509	Northland Power, Inc.†	75,273
6,090	Nutrien Ltd.	457,945
11,800	OceanaGold Corp.*,†	20,523
Shares		Value (Note 1)
	Canada (Continued)
793	Onex Corp.	$62,239
2,715	Open Text Corp.	128,866
1,829	Osisko Gold Royalties Ltd.	22,383
3,696	Pan American Silver Corp.†	92,214
4,549	Parex Resources, Inc.†	77,714
700	Park Lawn Corp.	22,965
1,907	Parkland Corp.	52,418
1,760	Pason Systems, Inc.	16,056
1,360	Pembina Pipeline Corp.†	41,253
2,624	Pembina Pipeline Corp.	79,586
4,630	Peyto Exploration & Development Corp.†	34,589
900	PrairieSky Royalty Ltd.†	9,698
580	Precision Drilling Corp.*	20,491
300	Premium Brands Holdings Corp.†	29,987
1,959	Primo Water Corp.†	34,566
1,764	Quebecor, Inc., Class B	39,814
1,200	Real Matters, Inc.*	7,874
700	Recipe Unlimited Corp.*	9,806
1,900	Restaurant Brands International, Inc.	115,224
1,345	Richelieu Hardware Ltd.	46,391
1,489	Ritchie Bros Auctioneers, Inc.†	91,121
3,204	Rogers Communications, Inc., Class B	152,565
5,300	Rogers Sugar, Inc.†	24,930
12,900	Royal Bank of Canada	1,369,086
1,740	Russel Metals, Inc.†	46,260
2,900	Sandstorm Gold Ltd.*,†	17,980
1,204	Saputo, Inc.†	27,127
4,547	Secure Energy Services, Inc.	18,908
4,613	Shaw Communications, Inc., Class B	140,000
1,968	ShawCor Ltd.*,†	7,639
170	Shopify, Inc., Class A*	239,595
1,794	Sienna Senior Living, Inc.†	21,316
1,359	Sleep Country Canada Holdings, Inc.#	40,320
1,519	SNC-Lavalin Group, Inc.†	37,118
4,381	SSR Mining, Inc.	77,545
1,600	Stantec, Inc.†	89,894
700	Stelco Holdings, Inc.	22,810
1,100	Stella-Jones, Inc.	34,793
999	Sun Life Financial, Inc.†	55,607
1,100	Sun Life Financial, Inc.	61,259
16,316	Suncor Energy, Inc.	408,317

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Canada (Continued)
3,579	Superior Plus Corp.	$36,782
7,700	Tamarack Valley Energy Ltd.*,†	23,436
2,442	TC Energy Corp.†	113,572
3,539	TC Energy Corp.	164,705
3,772	Teck Resources Ltd., Class B	108,648
1,544	TFI International, Inc.	173,167
287	Thomson Reuters Corp.	34,321
3,200	Timbercreek Financial Corp.†	24,311
698	TMX Group Ltd.	70,768
2,171	Torex Gold Resources, Inc.*	22,569
1,339	Toromont Industries Ltd.	121,055
11,275	Toronto-Dominion Bank	864,421
5,111	Tourmaline Oil Corp.	165,013
7,036	TransAlta Corp.	78,150
2,812	TransAlta Renewables, Inc.†	41,681
3,800	Transcontinental, Inc., Class A†	61,013
12,242	Trican Well Service Ltd.*	26,808
3,001	Tricon Residentia, Inc.	45,930
1,570	Turquoise Hill Resources Ltd.*	25,816
1,000	Uni-Select, Inc.*	20,349
2,344	Vermilion Energy, Inc.*	29,463
1,800	Wajax Corp.	34,536
872	Waste Connections, Inc.	118,833
2,200	Wesdome Gold Mines Ltd.*	20,018
2,070	West Fraser Timber Co. Ltd.	197,484
12,500	Western Forest Products, Inc.	20,851
1,100	Westshore Terminals Investment Corp.†	23,323
1,533	Wheaton Precious Metals Corp.	65,782
18,463	Whitecap Resources, Inc.†	109,323
400	Winpak Ltd.†	11,754
752	WSP Global, Inc.	109,166
19,921	Yamana Gold, Inc.	83,782
		18,459,882
	Denmark—1.7%
102	ALK-Abello A/S*	53,560
24,690	Alm Brand A/S	48,155
827	Ambu A/S, Class B	21,903
20	AP Moller—Maersk A/S, Class A	66,687
30	AP Moller—Maersk A/S, Class B	107,700
2,721	Bang & Olufsen A/S*	11,622
713	Bavarian Nordic A/S*	29,341
749	Carlsberg AS, Class B	129,515
930	Chr Hansen Holding A/S	73,380
Shares		Value (Note 1)
	Denmark (Continued)
568	Coloplast A/S, Class B	$100,086
805	D/S Norden A/S	20,507
3,111	Danske Bank A/S	53,794
816	Demant A/S*	41,861
778	Dfds A/S*	41,568
68	Drilling Co. of 1972 A/S*	2,667
1,168	DSV A/S	273,133
1,244	FLSmidth & Co. A/S	46,526
330	Genmab A/S*	132,868
1,611	GN Store Nord A/S	101,439
771	H Lundbeck A/S	19,930
818	H+H International A/S, Class B*	28,803
3,142	ISS A/S*	60,127
958	Jyske Bank A/S, Registered*	49,425
1,970	Matas A/S	37,548
432	Netcompany Group A/S#	46,592
266	Nilfisk Holding A/S*	8,755
257	NKT A/S*	12,417
362	NNIT A/S#	6,362
12,082	Novo Nordisk A/S, Class B	1,359,492
1,696	Novozymes A/S, Class B	139,480
831	Orsted A/S#	106,253
1,611	Pandora A/S	201,102
376	Per Aarsleff Holding A/S	17,585
576	Ringkjoebing Landbobank A/S	77,423
80	Rockwool International A/S, Class A	29,393
137	Rockwool International A/S, Class B	59,984
1,007	Royal Unibrew A/S	113,649
1,644	Scandinavian Tobacco Group A/S, Class A#	34,556
336	Schouw & Co. A/S	29,269
638	SimCorp A/S	69,816
1,256	Spar Nord Bank A/S	16,075
1,818	Sydbank A/S	57,557
676	Topdanmark A/S	37,981
1,813	Tryg A/S	44,825
6,155	Vestas Wind Systems A/S	188,455
615	Zealand Pharma A/S*	13,661
		4,222,827

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Finland—1.0%
510	Cargotec Oyj, Class B	$25,455
1,769	Elisa Oyj	108,998
25,135	Finnair Oyj*,†	17,032
425	Fiskars Oyj Abp	11,129
2,973	Fortum Oyj	91,355
971	Huhtamaki Oyj	42,992
1,799	Kemira Oyj	27,302
1,396	Kesko Oyj, Class A	43,151
3,349	Kesko Oyj, Class B	111,869
2,038	Kojamo Oyj	49,282
1,938	Kone Oyj, Class B	139,092
1,119	Konecranes Oyj	44,793
3,137	Metsa Board Oyj, Class B	30,750
9,643	Metso Outotec Oyj	102,627
3,866	Neles Oyj	137,881
14,612	Nokia Oyj*	92,728
19,449	Nokia Oyj, ADR*	120,973
1,922	Nokian Renkaat Oyj	72,867
12,077	Nordea Bank Abp	148,304
281	Olvi Oyj, Class A	16,380
7,100	Oriola Oyj, Class B	16,207
727	Orion Oyj, Class A	29,880
1,558	Orion Oyj, Class B	64,778
10,116	Outokumpu Oyj*	63,344
7,476	Raisio Oyj , Class V†	28,683
873	Revenio Group Oyj	55,212
2,447	Sampo Oyj, Class A	122,747
7,584	Stora Enso Oyj, Class R	139,359
1,519	Terveystalo Oyj#	20,476
1,860	TietoEVRY Oyj	58,192
1,633	Tokmanni Group Corp.	36,533
4,923	UPM-Kymmene Oyj	187,538
775	Uponor Oyj	18,476
559	Vaisala Oyj, Class A†	33,921
1,446	Valmet Oyj	62,097
5,634	Wartsila Oyj Abp	79,281
6,293	YIT Oyj†	30,908
		2,482,592
	France—6.1%
1,053	Accor SA*	34,107
162	Aeroports de Paris*,†	20,897
3,054	Air Liquide SA	533,090
3,566	Airbus SE*	456,169
370	Akka Technologies*	20,346
Shares		Value (Note 1)
	France (Continued)
947	Albioma SA	$36,959
660	ALD SA#	9,723
972	Alstom SA	34,549
476	Alten SA	85,895
272	Amundi SA#	22,467
1,234	Arkema SA	173,998
820	Atos SE†	34,906
368	Aubay	26,227
10,652	AXA SA	317,553
1,320	Beneteau SA*	21,400
234	BioMerieux	33,274
5,566	BNP Paribas SA	385,093
5,145	Bollore SA	28,819
541	Bonduelle SCA	12,842
3,865	Bouygues SA	138,565
3,079	Bureau Veritas SA	102,289
1,394	Capgemini SE	342,013
11,676	Carrefour SA	214,086
20,011	CGG SA*	14,499
5,818	Cie de Saint-Gobain	409,814
1,659	Cie Generale des Etablissements Michelin SCA	272,266
585	Cie Plastic Omnium SA	15,225
1,598	CNP Assurances	39,570
2,606	Coface SA	37,176
5,863	Credit Agricole SA	83,772
4,080	Danone SA	253,575
150	Dassault Aviation SA	16,224
1,755	Dassault Systemes SE	104,519
5,436	Derichebourg SA*	62,817
3,064	Edenred	141,523
1,777	Eiffage SA	183,011
3,878	Electricite de France SA	45,608
1,532	Elior Group SA*,#	11,102
4,742	Elis SA*	82,169
13,413	Engie SA	198,733
601	Eramet SA*	49,231
1,110	EssilorLuxottica SA	236,622
450	Eurazeo SE	39,347
1,550	Eurofins Scientific SE	191,997
1,033	Euronext NV#	107,316
4,666	Eutelsat Communications SA	57,027
2,843	Faurecia SE	135,067
539	Fnac Darty SA	35,285
451	Gaztransport Et Technigaz SA	42,232

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	France (Continued)
950	Getlink SE	$15,748
173	Hermes International	302,531
77	ID Logistics Group*	32,217
743	Imerys SA	30,909
186	Interparfums SA	15,564
632	Ipsen SA	57,922
1,041	IPSOS	48,889
530	Jacquet Metals SACA	12,671
614	JCDecaux SA*	15,379
685	Kaufman & Broad SA	28,816
486	Kering SA	391,135
1,540	Korian SA†	48,812
976	L'Oreal SA	463,305
433	La Francaise des Jeux SAEM#	19,196
880	Lagardere SA*	24,426
1,064	Lectra	50,877
2,297	Legrand SA	269,097
1,624	LVMH Moet Hennessy Louis Vuitton SE	1,344,167
971	Maisons du Monde SA#,†	22,508
444	Mersen SA	18,653
529	Metropole Television SA	10,335
812	Nexans SA	79,365
1,338	Nexity SA	62,974
31,311	Orange SA	335,550
676	Orpea SA	67,804
829	Pernod-Ricard SA	199,617
3,228	Publicis Groupe SA	217,565
993	Quadient SA	21,638
101	Remy Cointreau SA	24,608
2,261	Renault SA*	78,627
5,791	Rexel SA	117,554
931	Rothschild & Co.	42,769
995	Rubis SCA	29,747
1,284	Safran SA	157,381
3,224	Sanofi	325,135
174	Sartorius Stedim Biotech	95,563
200	Savencia SA	13,935
1,900	Schneider Electric SE	373,057
2,540	SCOR SE	79,351
432	SEB SA	67,332
6,297	SES SA	49,983
411	Societe BIC SA	22,142
4,495	Societe Generale SA	154,576
Shares		Value (Note 1)
	France (Continued)
4	Societe pour l'Informatique Industrielle	$219
832	Sodexo SA	72,994
206	SOITEC*	50,471
109	Somfy SA	21,866
344	Sopra Steria Group SACA	61,684
1,621	SPIE SA	41,930
3,434	STMicroelectronics NV	169,560
2,436	Suez SA	54,941
889	Technicolor SA, Registered*	2,866
2,141	Technip Energies NV*	31,249
606	Teleperformance	270,453
2,268	Television Francaise 1	22,529
943	Thales SA	80,306
491	Tikehau Capital SCA	12,997
21,146	TotalEnergies SE	1,074,454
198	Trigano SA	38,547
956	Ubisoft Entertainment SA*	46,878
3,512	Valeo	106,278
1,461	Vallourec SA*	14,637
3,814	Veolia Environnement SA	140,081
1,229	Verallia SA#	43,320
436	Vicat SA	17,870
86	Vilmorin & Cie SA	5,248
3,938	Vinci SA	416,554
95	Virbac SA	45,913
2,749	Vivendi SE	37,213
1,284	Worldline SA*,#	71,644
		14,743,126
	Germany—5.1%
696	1&1 AG	19,033
1,887	Aareal Bank AG	61,787
1,127	adidas AG	324,878
1,932	ADVA Optical Networking SE*	30,970
718	AIXTRON SE	14,608
1,882	Allianz SE, Registered	444,923
52	Amadeus Fire AG	10,775
10,081	Aroundtown SA	61,059
90	Atoss Software AG	22,235
408	Aurubis AG	40,905
5,797	BASF SE	407,741
461	Bauer AG*	5,196
8,019	Bayer AG, Registered	429,093
4,607	Bayerische Motoren Werke AG	464,136

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Germany (Continued)
474	BayWa AG	$20,803
1,107	Bechtle AG	79,324
592	Befesa SA#	45,427
435	Beiersdorf AG	44,760
1,136	Bilfinger SE	38,671
1,628	Borussia Dortmund GmbH & Co. KGaA*	8,044
1,982	Brenntag SE	179,573
603	CANCOM SE	40,655
226	Carl Zeiss Meditec AG	47,562
3,791	CECONOMY AG*	16,358
159	Cewe Stiftung & Co. KGAA	23,243
13,940	Commerzbank AG*	106,159
270	CompuGroup Medical SE & Co. KgaA	21,871
1,121	Continental AG*	118,832
612	Corestate Capital Holding SA*,†	7,859
2,616	Covestro AG#	161,425
857	CTS Eventim AG & Co. KGaA*	62,796
9,667	Daimler AG, Registered	743,887
4,833	Daimler Truck Holding AG*	177,671
272	Delivery Hero SE*,#	30,348
11,171	Deutsche Bank AG, Registered*	140,129
730	Deutsche Beteiligungs AG	33,120
1,312	Deutsche Boerse AG	219,725
696	Deutsche EuroShop AG	11,601
6,296	Deutsche Lufthansa AG, Registered*	44,298
3,746	Deutsche Pfandbriefbank AG#	45,079
7,000	Deutsche Post AG, Registered	450,595
36,590	Deutsche Telekom AG, Registered	679,021
3,473	Deutz AG*	25,978
889	Duerr AG	40,607
28,452	E.ON SE	394,930
465	Eckert & Ziegler Strahlen- und Medizintechnik AG	49,817
1,130	Encavis AG	20,018
1,524	Evonik Industries AG	49,398
280	Evotec SE*	13,548
334	Fielmann AG	22,492
472	flatexDEGIRO AG*	10,876
479	Fraport AG Frankfurt Airport Services Worldwide*	32,273
2,143	Freenet AG	56,774
Shares		Value (Note 1)
	Germany (Continued)
1,934	Fresenius Medical Care AG & Co. KGaA	$125,814
3,491	Fresenius SE & Co. KGaA	140,697
496	FUCHS PETROLUB SE	17,438
2,073	GEA Group AG	113,498
425	Gerresheimer AG	40,983
287	Gesco AG*	8,332
455	GFT Technologies SE	23,907
1,489	Grand City Properties SA	35,396
336	Hannover Rueck SE	63,941
243	Hapag-Lloyd AG#	76,634
1,117	HeidelbergCement AG	75,692
6,593	Heidelberger Druckmaschinen AG*	19,854
524	Hella GmbH & Co. KGaA	35,556
1,225	HelloFresh SE*	94,195
462	Henkel AG & Co. KGaA	36,135
461	Hornbach Holding AG & Co. KGaA	69,542
1,048	HUGO BOSS AG	63,833
38	Hypoport SE*	22,107
721	Indus Holding AG	26,883
9,796	Infineon Technologies AG	454,586
790	Instone Real Estate Group SE#	14,966
788	Jenoptik AG	33,320
6,571	K+S AG, Registered*	113,600
828	KION Group AG	90,950
2,961	Kloeckner & Co. SE*	36,138
165	Knorr-Bremse AG	16,324
434	Koenig & Bauer AG*	15,466
326	Krones AG	35,593
131	KWS Saat SE & Co. KGaA	10,887
730	LANXESS AG	45,295
698	LEG Immobilien SE	97,506
685	Merck KGaA	177,031
3,251	METRO AG	34,126
2,085	MLP SE	20,343
373	MTU Aero Engines AG	76,184
675	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered	200,191
147	Nagarro SE*	33,807
772	Nemetschek SE	99,142
33	New Work SE	8,172
188	Nexus AG	15,325
1,039	Norma Group SE	40,077
390	OHB SE	15,985

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Germany (Continued)
471	PATRIZIA AG	$10,993
1,490	ProSiebenSat.1 Media SE	23,766
656	Puma SE	80,287
458	PVA TePla AG*	21,848
1,192	QIAGEN NV*	66,484
51	Rational AG	52,280
824	Rheinmetall AG	77,921
641	RTL Group SA*	34,022
3,858	RWE AG	156,894
959	S&T AG	16,006
1,686	SAF-Holland SE*	23,610
523	Salzgitter AG*	18,709
4,060	SAP SE	577,326
826	Scout24 AG#	57,759
2,889	Siemens AG, Registered	502,184
2,640	Siemens Energy AG*	67,597
524	Siemens Healthineers AG#	39,266
279	Siltronic AG	44,660
185	Sixt SE*	32,773
435	Software AG	17,373
638	Stabilus SA	46,887
286	STRATEC SE	44,869
324	Stroeer SE & Co. KGaA	25,563
1,626	Suedzucker AG	24,528
731	Symrise AG	108,441
1,795	TAG Immobilien AG	50,293
1,202	Takkt AG	21,020
315	Talanx AG*	15,256
685	TeamViewer AG*,#	9,218
420	Technotrans SE	14,106
21,504	Telefonica Deutschland Holding AG	59,761
2,041	thyssenkrupp AG*	22,502
1,060	Uniper SE	50,445
1,410	United Internet AG, Registered	56,089
426	VERBIO Vereinigte BioEnergie AG	29,246
224	Vitesco Technologies Group AG*	11,017
542	Volkswagen AG	159,450
4,905	Vonovia SE	270,841
257	Vossloh AG	13,211
236	Wacker Chemie AG	35,359
904	Wacker Neuson SE	25,977
209	Washtec AG	13,087
Shares		Value (Note 1)
	Germany (Continued)
959	Wuestenrot & Wuerttembergische AG	$19,282
284	Zalando SE*,#	23,002
117	Zeal Network SE	5,302
		12,504,847
	Hong Kong—1.7%
86,000	AIA Group Ltd.	866,888
2,500	ASM Pacific Technology Ltd.	27,012
9,400	Bank of East Asia Ltd.	13,502
4,100	BOC Aviation Ltd.#	30,023
18,000	BOC Hong Kong Holdings Ltd.	58,980
9,600	Budweiser Brewing Co. APAC Ltd.#	25,177
10,000	Cafe de Coral Holdings Ltd.	17,826
26,181	Cathay Pacific Airways Ltd.*	21,455
15,000	Chow Sang Sang Holdings International Ltd.	20,968
10,200	Chow Tai Fook Jewellery Group Ltd.	18,340
56,000	CITIC Telecom International Holdings Ltd.	18,888
8,906	CK Asset Holdings Ltd.	56,137
22,500	CK Hutchison Holdings Ltd.	145,142
6,000	CK Infrastructure Holdings Ltd.	38,204
11,000	CLP Holdings Ltd.	111,093
6,000	Dah Sing Banking Group Ltd.	5,125
4,800	Dah Sing Financial Holdings Ltd.	14,528
78,750	Esprit Holdings Ltd.*	7,170
7,400	ESR Cayman Ltd.#,*	25,007
55,258	Far East Consortium International Ltd.	20,126
58,000	First Pacific Co. Ltd.	21,348
5,000	Galaxy Entertainment Group Ltd.*	25,906
40,000	Giordano International Ltd.	7,643
7,138	Great Eagle Holdings Ltd.	19,956
142,000	Guotai Junan International Holdings Ltd.	19,668
108,000	Haitong International Securities Group Ltd.	23,269
8,000	Hang Lung Group Ltd.	17,093
11,000	Hang Lung Properties Ltd.	22,628
8,300	Hang Seng Bank Ltd.	151,895

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Hong Kong (Continued)
8,500	Henderson Land Development Co. Ltd.	$36,191
11,000	HK Electric Investments & HK Electric Investments Ltd.	10,792
7,500	HKBN Ltd.	9,205
19,200	HKR International Ltd.	7,633
56,000	HKT Trust & HKT Ltd.	75,265
50,457	Hong Kong & China Gas Co. Ltd.	78,556
7,706	Hong Kong Exchanges & Clearing Ltd.	450,053
19,000	Hong Kong Technology Venture Co. Ltd.	20,712
14,179	Hongkong & Shanghai Hotels Ltd.*	12,456
50,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	8,015
2,800	Hygeia Healthcare Holdings Co. Ltd.#	17,523
9,000	Hysan Development Co. Ltd.	27,816
41,000	IGG, Inc.	36,438
5,602	Johnson Electric Holdings Ltd.	11,868
11,000	JS Global Lifestyle Co. Ltd.#	18,537
37,000	K Wah International Holdings Ltd.	14,283
7,000	Kerry Logistics Network Ltd.	17,110
6,000	Kerry Properties Ltd.	15,620
9,000	Kowloon Development Co. Ltd.	11,888
5,750	L'Occitane International SA	23,265
38,400	Landing International Development Ltd.*	1,138
15,500	Lifestyle International Holdings Ltd.*	8,528
6,000	Luk Fook Holdings International Ltd.	16,159
26,800	Man Wah Holdings Ltd.	41,519
480,000	Mason Group Holdings Ltd.*	1,231
11,000	Melco International Development Ltd.*	13,416
6,185	MTR Corp. Ltd.	33,195
10,000	NagaCorp Ltd.	8,721
9,000	New World Development Co. Ltd.	35,607
44,000	NewOcean Energy Holdings Ltd.*	310
17,000	NWS Holdings Ltd.	15,937
1,000	Orient Overseas International Ltd.	24,533
87,000	Pacific Basin Shipping Ltd.	31,910
7,128	Pacific Century Premium Developments Ltd.*	548
Shares		Value (Note 1)
	Hong Kong (Continued)
29,000	Pacific Textiles Holdings Ltd.	$13,686
59,789	PCCW Ltd.	30,287
10,000	Power Assets Holdings Ltd.	62,327
4,800	PRADA SpA	30,717
39,000	Razer, Inc.#,*	12,104
6,900	Samsonite International SA*,#	14,017
9,600	Sands China Ltd.*	22,358
12,000	Shangri-La Asia Ltd.*	10,019
100,000	Shun Tak Holdings Ltd.*	27,573
138,000	Singamas Container Holdings Ltd.	20,706
35,483	Sino Land Co. Ltd.	44,186
23,000	SITC International Holdings Co. Ltd.	83,180
25,000	SJM Holdings Ltd.*	16,832
13,500	SmarTone Telecommunications Holdings Ltd.	7,185
7,000	Sun Hung Kai Properties Ltd.	84,924
27,000	SUNeVision Holdings Ltd.	25,554
4,500	Swire Pacific Ltd., Class A	25,595
15,000	Swire Pacific Ltd., Class B	14,697
6,200	Swire Properties Ltd.	15,537
8,000	Techtronic Industries Co. Ltd.	159,229
12,000	Television Broadcasts Ltd.*	7,248
7,600	Transport International Holdings Ltd.	12,476
30,000	United Laboratories International Holdings Ltd.	16,774
32,000	Value Partners Group Ltd.	15,964
12,000	Vitasoy International Holdings Ltd.	24,223
24,000	VSTECS Holdings Ltd.	22,499
1,300	VTech Holdings Ltd.	10,178
135,326	WH Group Ltd.#	84,866
11,000	Wharf Real Estate Investment Co. Ltd.	55,864
27,000	Xinyi Glass Holdings Ltd.	67,521
14,500	Yue Yuen Industrial Holdings Ltd.*	24,249
29,000	Zensun Enterprises Ltd.	14,356
		4,063,906
	Ireland—0.5%
5,093	AIB Group PLC*,†	12,408
10,939	Bank of Ireland Group PLC*	62,096
10,801	Cairn Homes PLC*	13,896
3,828	CRH PLC	202,742
6,465	CRH PLC, ADR	341,352

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Ireland (Continued)
563	Flutter Entertainment PLC*	$89,096
763	Glanbia Plc	10,685
1,946	Irish Continental Group PLC*	10,025
526	Kerry Group PLC, Class A	67,820
2,044	Kingspan Group PLC	244,345
4,366	Smurfit Kappa Group PLC	240,780
		1,295,245
	Israel—0.7%
182	AFI Properties Ltd.	12,059
734	Airport City Ltd.*	16,453
568	Alony Hetz Properties & Investments Ltd.	10,584
160	Alrov Properties and Lodgings Ltd.*	9,830
2,317	Amot Investments Ltd.	18,840
471	Ashtrom Group Ltd.	12,786
735	AudioCodes Ltd.†	25,534
2,639	Azorim-Investment Development & Construction Co. Ltd.*	15,797
154	Azrieli Group Ltd.	14,712
9,207	Bank Hapoalim BM	95,063
15,548	Bank Leumi Le-Israel BM	167,285
22,557	Bezeq The Israeli Telecommunication Corp. Ltd.*	37,286
92	Big Shopping Centers Ltd.	15,033
2,356	Cellcom Israel Ltd.*	13,247
1,006	Clal Insurance Enterprises Holdings Ltd.*	25,822
66	Danel Adir Yeoshua Ltd.	14,945
442	Delek Group Ltd.*	36,268
611	Delta Galil Industries Ltd.	42,057
187	Elbit Systems Ltd.†	32,562
58	Electra Ltd.	40,259
4,030	Energix-Renewable Energies Ltd.	17,175
4,121	Enlight Renewable Energy Ltd.*	10,146
464	Equital Ltd.*	17,775
432	First International Bank of Israel Ltd.	17,994
122	Formula Systems 1985 Ltd., ADR†	14,933
375	Fox Wizel Ltd.	67,535
2,500	Gav-Yam Lands Corp. Ltd.	30,879
2,147	Harel Insurance Investments & Financial Services Ltd.	24,405
Shares		Value (Note 1)
	Israel (Continued)
5,268	ICL Group Ltd.	$50,851
275	IDI Insurance Co. Ltd.	10,040
2,482	Inrom Construction Industries Ltd.	12,310
464	Isracard Ltd.	2,289
2,814	Israel Canada T.R Ltd.	18,148
10,514	Israel Discount Bank Ltd., Class A	70,816
302	Kenon Holdings Ltd.	15,348
500	Magic Software Enterprises Ltd.	10,465
1,175	Matrix IT Ltd.	35,697
1,507	Maytronics Ltd.	37,227
252	Mega or Holdings Ltd.	11,575
298	Melisron Ltd.*	27,797
526	Menora Mivtachim Holdings Ltd.	12,456
12,957	Migdal Insurance & Financial Holdings Ltd.	21,384
1,212	Mizrahi Tefahot Bank Ltd.	46,781
2,005	Naphtha Israel Petroleum Corp. Ltd.*	14,433
156	Nice Ltd.*	47,754
12	Nice Ltd., ADR*,†	3,643
417	Nova Ltd.*	60,184
21,016	Oil Refineries Ltd.*	6,043
1,134	OPC Energy Ltd.*	12,730
2,397	Partner Communications Co. Ltd.*	19,545
134	Paz Oil Co. Ltd.*	16,667
3,099	Phoenix Holdings Ltd.	40,101
282	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	21,162
1,415	Shapir Engineering and Industry Ltd.	12,525
4,878	Shikun & Binui Ltd.*	31,271
700	Strauss Group Ltd.	21,840
1,314	Summit Real Estate Holdings Ltd.*	27,692
526	Tera Light Ltd.*	1,266
9,256	Teva Pharmaceutical Industries Ltd., ADR*	74,141
862	Tower Semiconductor Ltd.*	34,204
171	YH Dimri Construction & Development Ltd.	16,627
		1,702,276

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Italy—1.8%
23,194	A2A SpA	$45,419
548	ACEA SpA	11,704
1,290	Amplifon SpA	69,688
6,692	Anima Holding SpA#	34,209
7,266	Assicurazioni Generali SpA	154,114
3,923	Atlantia SpA*	77,960
1,709	Azimut Holding SpA	48,020
623	Banca Generali SpA*	27,485
2,201	Banca Mediolanum SpA	21,751
9,396	Banca Popolare di Sondrio SCPA	39,559
30,073	Banco BPM SpA	90,389
2,332	BFF Bank SpA#	18,824
26,017	BPER Banca†	53,998
732	Brunello Cucinelli SpA*	50,586
1,230	Buzzi Unicem SpA	26,572
3,016	Cairo Communication SpA	7,005
1,300	Carel Industries SpA#	39,369
27,159	CIR SpA-Compagnie Industriali*	14,533
12,944	CNH Industrial NV	251,556
3,914	Credito Emiliano SpA	25,934
660	Danieli & C Officine Meccaniche SpA	20,326
1,563	Davide Campari-Milano NV	22,875
253	DiaSorin SpA	48,232
44,294	Enel SpA	355,321
21,397	Eni SpA	297,685
806	ERG SpA	26,097
741	Ferrari NV	191,925
18,781	Fincantieri SpA*,†	12,904
4,947	FinecoBank Banca Fineco SpA	86,932
1,583	Freni Brembo SpA	22,582
725	Gruppo MutuiOnline SpA	36,566
12,089	Hera SpA	50,387
1,991	Infrastrutture Wireless Italiane SpA#	24,209
1,134	Interpump Group SpA	83,209
88,627	Intesa Sanpaolo SpA	229,451
9,018	Iren SpA	27,249
7,345	Italgas SpA	50,608
2,260	Leonardo SpA*	16,210
8,088	MediaForEurope NV, Class A*,†	8,246
8,088	MediaForEurope NV, Class B†	11,464
7,518	Mediobanca Banca di Credito Finanziario SpA	86,534
Shares		Value (Note 1)
	Italy (Continued)
1,242	Moncler SpA	$90,525
9,750	OVS SpA*,#	28,417
1,752	Pirelli & C SpA#	12,183
3,814	Poste Italiane SpA#	50,109
1,079	Prysmian SpA	40,674
442	Recordati Industria Chimica e Farmaceutica SpA	28,432
61	Reply SpA	12,410
5,199	Saipem SpA*,†	10,921
10,551	Saras SpA*,†	6,616
103	Sesa SpA	20,334
9,270	Snam SpA	55,936
575	SOL SpA	13,846
32,679	Stellantis NV	620,803
3,313	Tamburi Investment Partners SpA	37,454
2,650	Technogym SpA#	25,509
180,478	Telecom Italia SpA	88,672
1,807	Tenaris SA	18,947
1,050	Tenaris SA, ADR	21,903
9,476	Terna—Rete Elettrica Nazionale	76,749
7,682	UniCredit SpA	118,455
7,073	Unipol Gruppo SpA	38,483
9,399	UnipolSai Assicurazioni SpA†	26,538
		4,261,603
	Japan—15.1%
1,200	77 Bank Ltd.	13,927
600	ABC-Mart, Inc.	25,715
4,900	Acom Co. Ltd.	14,100
1,200	Adastria Co. Ltd.	16,858
1,500	ADEKA Corp.	33,474
1,500	Advantest Corp.	142,137
4,700	Aeon Co. Ltd.	110,687
1,400	AEON Financial Service Co. Ltd.	15,116
2,100	Aeon Mall Co. Ltd.	29,958
2,100	AGC, Inc.	100,226
700	Aica Kogyo Co. Ltd.	20,234
2,900	Aida Engineering Ltd.	26,950
8,600	Aiful Corp.	26,616
300	Ain Holdings, Inc.	14,944
2,300	Air Water, Inc.	35,511
2,200	Aisin Corp.	84,343
2,900	Ajinomoto Co., Inc.	88,162
1,200	Alconix Corp.	13,989
1,400	Alfresa Holdings Corp.	18,658

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
3,500	Alps Alpine Co. Ltd.	$33,013
2,700	Amada Co. Ltd.	26,735
1,000	Amano Corp.	23,011
1,600	ANA Holdings, Inc.*	33,445
1,500	Anritsu Corp.†	23,172
1,100	AOKI Holdings, Inc.†	5,900
600	Aomori Bank Ltd.	9,248
900	Aoyama Trading Co. Ltd.*	5,234
700	Aozora Bank Ltd.	15,323
500	Arata Corp.	19,147
1,000	Arcs Co. Ltd.	18,543
400	Argo Graphics, Inc.	11,214
1,400	Arisawa Manufacturing Co. Ltd.	12,013
900	Aruhi Corp.	8,176
1,800	Asahi Diamond Industrial Co. Ltd.	10,218
3,400	Asahi Group Holdings Ltd.	132,240
2,000	Asahi Holdings, Inc.	35,643
1,600	Asahi Intecc Co. Ltd.	34,370
15,000	Asahi Kasei Corp.	140,963
1,400	Asics Corp.	31,035
1,400	ASKUL Corp.	18,670
7,700	Astellas Pharma, Inc.	125,210
1,600	Autobacs Seven Co. Ltd.	19,515
800	Avex, Inc.	10,029
800	Awa Bank Ltd.	15,106
400	Axial Retailing, Inc.	11,719
1,100	Azbil Corp.	50,109
1,100	Bandai Namco Holdings, Inc.	86,007
600	Bank of Kyoto Ltd.	27,801
1,300	Bank of the Ryukyus Ltd.	8,623
300	Belc Co. Ltd.	14,683
1,300	Bell System24 Holdings, Inc.	14,138
1,300	Belluna Co. Ltd.	8,013
1,000	Benefit One, Inc.	42,902
800	Benesse Holdings, Inc.	15,711
1,500	Bic Camera, Inc.	12,558
500	BML, Inc.	15,539
5,000	Bridgestone Corp.	215,118
4,000	Broadleaf Co. Ltd.†	15,161
1,400	Brother Industries Ltd.	26,910
3,200	Bunka Shutter Co. Ltd.	29,877
400	C Uyemura & Co. Ltd.	21,490
700	Calbee, Inc.	16,242
900	Canon Electronics, Inc.	12,409
1,200	Canon Marketing Japan, Inc.	23,900
Shares		Value (Note 1)
	Japan (Continued)
5,600	Canon, Inc.†	$136,361
1,600	Capcom Co. Ltd.	37,667
1,600	Casio Computer Co. Ltd.	20,572
900	Central Japan Railway Co.	120,060
3,700	Chiba Bank Ltd.	21,197
7,600	Chiyoda Corp.*	23,257
3,800	Chubu Electric Power Co., Inc.	40,038
700	Chudenko Corp.	12,937
3,200	Chugai Pharmaceutical Co. Ltd.	103,903
3,900	Chugoku Electric Power Co., Inc.	31,565
2,300	Chugoku Marine Paints Ltd.	18,995
5,400	Citizen Watch Co. Ltd.	23,378
800	Coca-Cola Bottlers Japan Holdings, Inc.	9,180
900	COMSYS Holdings Corp.	20,037
8,000	Concordia Financial Group Ltd.	29,071
1,200	Cosmo Energy Holdings Co. Ltd.	23,451
200	Cosmos Pharmaceutical Corp.†	29,436
600	Create SD Holdings Co. Ltd.	16,613
1,900	Credit Saison Co. Ltd.	19,970
3,600	CyberAgent, Inc.	59,901
1,700	Dai Nippon Printing Co. Ltd.	42,755
500	Dai-Dan Co. Ltd.	9,989
4,700	Dai-ichi Life Holdings, Inc.	95,017
2,100	Daicel Corp.	14,514
3,700	Daido Metal Co. Ltd.	19,492
600	Daido Steel Co. Ltd.	21,751
700	Daifuku Co. Ltd.	57,202
500	Daihen Corp.	20,755
700	Daiho Corp.†	24,189
300	Daiichi Jitsugyo Co. Ltd.	12,910
2,700	Daiichi Sankyo Co. Ltd.	68,656
1,200	Daikin Industries Ltd.	272,172
1,400	Daikyonishikawa Corp.	7,120
1,900	Daio Paper Corp.	31,548
1,080	Daiseki Co. Ltd.	47,977
400	Daishi Hokuetsu Financial Group, Inc.	8,832
500	Daito Trust Construction Co. Ltd.	57,246
5,300	Daiwa House Industry Co. Ltd.	152,416
9,500	Daiwa Securities Group, Inc.	53,574
2,500	Daiwabo Holdings Co. Ltd.	39,990
2,200	DCM Holdings Co. Ltd.	20,369
1,200	DeNA Co. Ltd.	18,475
1,300	Denka Co. Ltd.	42,493

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
1,800	Denso Corp.	$149,111
1,500	Dentsu Group, Inc.†	53,464
300	Descente Ltd.*	11,045
1,700	Dexerials Corp.	61,406
1,200	DIC Corp.	30,211
400	Digital Arts, Inc.	29,349
300	Digital Garage, Inc.	12,766
700	Dip Corp.	23,824
100	Disco Corp.	30,557
1,800	DMG Mori Co. Ltd.	30,936
1,100	Doutor Nichires Holdings Co. Ltd.	15,319
1,100	Dowa Holdings Co. Ltd.	46,236
600	DTS Corp.	13,165
1,000	Duskin Co. Ltd.	24,420
1,100	Eagle Industry Co. Ltd.	10,557
300	Earth Corp.	15,987
1,900	East Japan Railway Co.	116,828
1,100	Ebara Corp.	61,106
2,100	EDION Corp.†	19,589
500	Eiken Chemical Co. Ltd.	8,389
900	Eisai Co. Ltd.	51,099
300	Eizo Corp.	10,523
600	Elecom Co. Ltd.	7,892
900	Electric Power Development Co. Ltd.	11,947
700	en-Japan, Inc.	19,777
39,000	ENEOS Holdings, Inc.	145,890
1,000	Exedy Corp.	14,474
1,000	EXEO Group, Inc.	21,073
500	Ezaki Glico Co. Ltd.	15,909
900	Fancl Corp.	26,836
500	FANUC Corp.	105,972
400	Fast Retailing Co. Ltd.	227,106
1,100	FCC Co. Ltd.	14,315
1,100	Ferrotec Holdings Corp.	40,498
1,300	Food & Life Cos. Ltd.	49,161
900	Foster Electric Co. Ltd.	5,704
800	FP Corp.	27,262
1,100	Fudo Tetra Corp.	16,008
1,600	Fuji Corp.	35,914
1,400	Fuji Electric Co. Ltd.	76,432
700	Fuji Oil Holdings, Inc.	14,118
700	Fuji Seal International, Inc.	12,889
500	Fuji Soft, Inc.	24,124
400	Fujibo Holdings, Inc.	14,275
Shares		Value (Note 1)
	Japan (Continued)
700	Fujicco Co. Ltd.	$11,447
900	FUJIFILM Holdings Corp.	66,708
7,900	Fujikura Ltd.*	38,803
500	Fujimori Kogyo Co. Ltd.	17,865
600	Fujitsu General Ltd.	14,245
2,000	Fujitsu Ltd.	343,041
200	Fukuda Denshi Co. Ltd.	14,935
1,000	Fukuoka Financial Group, Inc.	17,135
600	Fukuyama Transporting Co. Ltd.	20,473
900	Furukawa Co. Ltd.	9,937
1,200	Furukawa Electric Co. Ltd.	24,223
1,200	Furuno Electric Co. Ltd.	12,633
800	Futaba Corp.	4,861
500	Fuyo General Lease Co. Ltd.	34,643
800	G-7 Holdings, Inc.	11,740
800	Geo Holdings Corp.	8,617
1,000	Glory Ltd.	19,030
900	GMO internet, Inc.	21,242
700	Goldcrest Co. Ltd.	9,852
400	Goldwin, Inc.	23,159
1,000	GS Yuasa Corp.	22,238
1,100	GungHo Online Entertainment, Inc.	24,748
4,900	Gunma Bank Ltd.	14,994
600	Gunze Ltd.	21,073
900	H.U. Group Holdings, Inc.	22,846
1,700	H2O Retailing Corp.	11,971
5,000	Hachijuni Bank Ltd.	17,083
2,400	Hakuhodo DY Holdings, Inc.†	39,976
800	Hamakyorex Co. Ltd.	20,196
500	Hamamatsu Photonics KK	31,905
2,200	Hankyu Hanshin Holdings, Inc.	62,445
800	Hanwa Co. Ltd.	22,672
5,200	Haseko Corp.	64,463
3,500	Hazama Ando Corp.	26,319
1,200	Heiwa Corp.	19,758
600	Heiwa Real Estate Co. Ltd.	20,186
900	Heiwado Co. Ltd.	15,108
200	Hikari Tsushin, Inc.	30,792
2,600	Hino Motors Ltd.	21,427
3,100	Hirogin Holdings, Inc.	18,568
400	Hisamitsu Pharmaceutical Co., Inc.	13,822
1,100	Hitachi Construction Machinery Co. Ltd.	31,796
8,600	Hitachi Ltd.	465,774
2,000	Hitachi Metals Ltd.*	37,051

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
600	Hitachi Transport System Ltd.	$28,167
6,400	Hitachi Zosen Corp.	44,399
400	Hogy Medical Co. Ltd.	11,336
2,900	Hokkaido Electric Power Co., Inc.	12,933
700	Hokkoku Financial Holdings, Inc.*	15,518
3,000	Hokuetsu Corp.	18,752
1,800	Hokuhoku Financial Group, Inc.	14,302
2,300	Hokuriku Electric Power Co.	11,697
1,200	Hokuto Corp.	19,904
8,800	Honda Motor Co. Ltd.	247,101
1,904	Honda Motor Co. Ltd., ADR	54,169
500	Horiba Ltd.	29,384
300	Hoshizaki Corp.	22,559
3,100	Hosiden Corp.	31,073
600	House Foods Group, Inc.	15,132
2,400	Hoya Corp.	356,985
4,100	Hulic Co. Ltd.	38,922
3,000	Hyakugo Bank Ltd.	8,972
1,100	Ibiden Co. Ltd.	65,409
6,700	Ichigo, Inc.	16,309
600	Idec Corp.	14,537
3,200	Idemitsu Kosan Co. Ltd.	81,704
3,000	IDOM, Inc.	18,856
2,200	IHI Corp.	44,295
1,100	Iida Group Holdings Co. Ltd.	25,590
900	Inabata & Co. Ltd.	13,121
1,300	Infocom Corp.	24,660
4,200	Infomart Corp.	34,175
400	Information Services International- Dentsu Ltd.	13,475
4,712	INFRONEER Holdings, Inc.*,†	42,929
10,100	Inpex Corp.	87,979
1,100	Intage Holdings, Inc.	16,811
300	IR Japan Holdings Ltd.	17,917
300	Iriso Electronics Co. Ltd.	11,306
5,000	Isetan Mitsukoshi Holdings Ltd.	36,947
1,600	Ishihara Sangyo Kaisha Ltd.	16,552
3,200	Isuzu Motors Ltd.	39,809
500	Ito En Ltd.	26,254
9,900	ITOCHU Corp.	302,775
1,200	Itochu Enex Co. Ltd.	10,401
700	Itochu Techno-Solutions Corp.	22,516
3,400	Itoham Yonekyu Holdings, Inc.	19,449
700	Iwatani Corp.	35,295
4,100	Iyo Bank Ltd.	20,530
Shares		Value (Note 1)
	Japan (Continued)
500	Izumi Co. Ltd.	$14,018
2,300	J Trust Co. Ltd.†	11,377
700	J-Oil Mills, Inc.	10,163
1,600	J. Front Retailing Co. Ltd.	14,563
1,300	Jaccs Co. Ltd.	33,475
700	JAFCO Group Co. Ltd.	40,285
1,400	Japan Airlines Co. Ltd.*	26,727
500	Japan Airport Terminal Co. Ltd.*	20,864
1,800	Japan Aviation Electronics Industry Ltd.	31,155
1,100	Japan Elevator Service Holdings Co. Ltd.	20,541
3,600	Japan Exchange Group, Inc.	78,804
1,500	Japan Lifeline Co. Ltd.	14,292
1,100	Japan Petroleum Exploration Co. Ltd.	23,964
7,000	Japan Post Holdings Co. Ltd.*	54,574
1,000	Japan Post Insurance Co. Ltd.	16,083
600	Japan Pulp & Paper Co. Ltd.	21,490
3,000	Japan Securities Finance Co. Ltd.	25,037
1,300	Japan Steel Works Ltd.	43,623
10,300	Japan Tobacco, Inc.†	207,961
1,700	Japan Wool Textile Co. Ltd.	13,523
600	JCR Pharmaceuticals Co. Ltd.	11,600
400	JCU Corp.	19,021
5,400	JFE Holdings, Inc.	68,867
2,700	JGC Holdings Corp.	22,557
400	JINS Holdings, Inc.†	24,376
600	Joshin Denki Co. Ltd.	11,162
700	JSR Corp.	26,624
3,800	JTEKT Corp.	33,200
800	Juroku Financial Group, Inc.*	15,078
8,900	JVCKenwood Corp.	13,617
2,200	K's Holdings Corp.	21,382
800	Kadokawa Corp.	20,843
700	Kaga Electronics Co. Ltd.	19,899
800	Kagome Co. Ltd.†	20,808
4,900	Kajima Corp.	56,271
1,100	Kakaku.com, Inc.	29,358
500	Kaken Pharmaceutical Co. Ltd.	18,300
1,000	Kamigumi Co. Ltd.	18,934
1,300	Kanamoto Co. Ltd.	27,236
2,200	Kandenko Co. Ltd.	16,391
600	Kaneka Corp.	19,691
1,700	Kanematsu Corp.	18,932
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
700	Kanematsu Electronics Ltd.	$24,159
4,400	Kansai Electric Power Co., Inc.	41,081
1,200	Kansai Paint Co. Ltd.	26,080
3,100	Kao Corp.	162,209
400	Katitas Co. Ltd.	15,387
400	Kato Sangyo Co. Ltd.	11,649
300	KAWADA TECHNOLOGIES, Inc.	11,162
2,100	Kawasaki Heavy Industries Ltd.	37,936
17,100	KDDI Corp.	499,784
1,200	Keihan Holdings Co. Ltd.	27,603
1,500	Keikyu Corp.	14,996
700	Keio Corp.	30,853
600	Keisei Electric Railway Co. Ltd.	16,222
2,500	Keiyo Bank Ltd.	10,128
900	Kewpie Corp.	19,404
400	Keyence Corp.	251,343
1,100	KH Neochem Co. Ltd.	30,409
300	Ki-Star Real Estate Co. Ltd.	23,290
400	Kikkoman Corp.	33,626
1,200	Kinden Corp.	18,027
900	Kintetsu Group Holdings Co. Ltd.*	25,154
1,700	Kintetsu World Express, Inc.	44,188
5,200	Kirin Holdings Co. Ltd.	83,495
800	Kissei Pharmaceutical Co. Ltd.	15,676
1,500	Kito Corp.	25,898
2,600	Kitz Corp.	16,093
1,600	Kiyo Bank Ltd.	19,626
300	Kobayashi Pharmaceutical Co. Ltd.	23,576
1,300	Kobe Bussan Co. Ltd.	50,348
4,400	Kobe Steel Ltd.	22,071
500	Koei Tecmo Holdings Co. Ltd.	19,669
900	Kohnan Shoji Co. Ltd.	26,484
1,300	Koito Manufacturing Co. Ltd.	68,826
1,500	Kokuyo Co. Ltd.	22,351
7,600	Komatsu Ltd.	177,959
1,100	KOMEDA Holdings Co. Ltd.	19,604
1,000	Komeri Co. Ltd.	22,229
1,400	Komori Corp.	8,361
700	Konami Holdings Corp.	33,591
6,900	Konica Minolta, Inc.	31,432
700	Konishi Co. Ltd.	10,540
1,200	Konoike Transport Co. Ltd.	12,852
100	Kose Corp.	11,345
4,900	Kubota Corp.	108,773
400	Kumagai Gumi Co. Ltd.	9,983
Shares		Value (Note 1)
	Japan (Continued)
4,700	Kuraray Co. Ltd.†	$40,818
400	Kureha Corp.	28,584
700	Kurita Water Industries Ltd.	33,226
400	Kusuri no Aoki Holdings Co. Ltd.	25,350
1,400	Kyocera Corp.	87,471
1,500	Kyoei Steel Ltd.	18,452
1,700	Kyokuto Kaihatsu Kogyo Co. Ltd.	22,582
500	KYORIN Holdings, Inc.	8,024
600	Kyudenko Corp.	18,517
2,400	Kyushu Electric Power Co., Inc.	17,881
5,000	Kyushu Financial Group, Inc.	18,169
1,200	Kyushu Railway Co.	24,954
600	Lasertec Corp.	184,074
400	Lawson, Inc.	18,952
1,000	Lintec Corp.	22,907
1,900	Lion Corp.	25,387
200	LITALICO, Inc.	7,024
2,600	Lixil Corp.	69,278
500	M&A Capital Partners Co. Ltd.*	22,907
2,800	M3, Inc.	141,010
700	Mabuchi Motor Co. Ltd.†	23,124
1,300	Macnica Fuji Electronics Holdings, Inc.	31,101
900	Macromill, Inc.	8,661
800	Maeda Kosen Co. Ltd.†	27,297
600	Makino Milling Machine Co. Ltd.	21,438
900	Makita Corp.	38,205
1,800	Mandom Corp.	22,158
500	Mani, Inc.	6,933
9,300	Marubeni Corp.	90,510
800	Marudai Food Co. Ltd.†	10,599
700	Maruha Nichiro Corp.	14,635
2,200	Marui Group Co. Ltd.	41,407
700	Maruichi Steel Tube Ltd.	15,499
2,200	Marusan Securities Co. Ltd.	9,926
200	Maruwa Co. Ltd.	28,340
900	Matsui Securities Co. Ltd.	6,189
1,040	MatsukiyoCocokara & Co.	38,515
1,700	Maxell Ltd.	20,217
4,100	Mazda Motor Corp.*	31,544
500	McDonald's Holdings Co. Japan Ltd.	22,125
9,000	Mebuki Financial Group, Inc.	18,543
1,600	Medipal Holdings Corp.	29,975
1,000	Megachips Corp.	44,771

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
1,000	Megmilk Snow Brand Co. Ltd.	$17,300
1,700	Meidensha Corp.	40,494
1,000	MEIJI Holdings Co. Ltd.	59,637
1,200	Meiko Electronics Co. Ltd.	49,657
500	Meitec Corp.	29,427
400	Mercari, Inc.*	20,377
600	Milbon Co. Ltd.	29,731
1,200	Mimasu Semiconductor Industry Co. Ltd.	27,645
2,200	MINEBEA MITSUMI, Inc.	62,445
1,600	Mirait Holdings Corp.	26,386
1,000	MISUMI Group, Inc.	41,033
15,300	Mitsubishi Chemical Holdings Corp.	113,323
5,500	Mitsubishi Corp.	174,615
13,000	Mitsubishi Electric Corp.	164,831
5,800	Mitsubishi Estate Co. Ltd.	80,397
3,000	Mitsubishi Gas Chemical Co., Inc.	50,804
13,800	Mitsubishi HC Capital, Inc.	68,262
2,900	Mitsubishi Heavy Industries Ltd.	67,036
900	Mitsubishi Logistics Corp.	22,572
1,000	Mitsubishi Materials Corp.	17,169
5,200	Mitsubishi Motors Corp.*	14,511
51,700	Mitsubishi UFJ Financial Group, Inc.	280,860
7,000	Mitsui & Co. Ltd.	165,735
2,500	Mitsui Chemicals, Inc.	67,156
2,100	Mitsui E&S Holdings Co. Ltd.*	6,956
4,700	Mitsui Fudosan Co. Ltd.	93,097
300	Mitsui High-Tec, Inc.	29,392
1,900	Mitsui Mining & Smelting Co. Ltd.	51,782
800	Mitsui OSK Lines Ltd.	59,393
800	Mitsui-Soko Holdings Co. Ltd.	17,289
1,000	Miura Co. Ltd.	34,426
1,000	Mixi, Inc.	17,517
700	Miyazaki Bank Ltd.	12,658
11,590	Mizuho Financial Group, Inc.	147,407
1,000	Mizuho Leasing Co. Ltd.	27,732
300	Mochida Pharmaceutical Co. Ltd.	9,076
400	Modec, Inc.	4,788
3,300	Monex Group, Inc.	20,110
300	Money Forward, Inc.*	18,047
600	Monogatari Corp.†	35,208
1,600	MonotaRO Co. Ltd.	28,834
400	Morinaga & Co. Ltd.	13,075
Shares		Value (Note 1)
	Japan (Continued)
700	Morinaga Milk Industry Co. Ltd.	$33,226
2,100	Morita Holdings Corp.	23,879
1,800	MS&AD Insurance Group Holdings, Inc.	55,535
3,300	Murata Manufacturing Co. Ltd.	262,698
2,000	Musashi Seimitsu Industry Co. Ltd.	33,296
1,000	Musashino Bank Ltd.	15,639
1,200	Nabtesco Corp.	35,521
600	Nachi-Fujikoshi Corp.	21,490
1,500	Nagase & Co. Ltd.	24,294
1,300	Nagoya Railroad Co. Ltd.*	19,777
300	Nakanishi, Inc.	5,524
1,200	Nankai Electric Railway Co. Ltd.	22,690
800	Nanto Bank Ltd.	13,499
2,600	NEC Corp.	120,021
1,600	NEC Networks & System Integration Corp.	25,107
1,100	NET One Systems Co. Ltd.	29,644
1,900	Nexon Co. Ltd.	36,735
1,100	Nextage Co. Ltd.	22,731
2,000	NGK Insulators Ltd.	33,800
2,500	NGK Spark Plug Co. Ltd.	43,532
1,000	NH Foods Ltd.	35,991
2,400	NHK Spring Co. Ltd.	20,405
1,300	Nichi-iko Pharmaceutical Co. Ltd.	7,967
1,200	Nichias Corp.	28,939
1,400	Nichicon Corp.	15,372
900	Nichiden Corp.	18,394
700	Nichiha Corp.	18,591
1,500	Nichirei Corp.	34,726
1,600	Nidec Corp.	188,055
1,600	Nifco, Inc.	50,213
700	Nihon Kohden Corp.	19,199
2,000	Nihon M&A Center Holdings, Inc.	49,048
1,800	Nihon Parkerizing Co. Ltd.	17,604
900	Nihon Unisys Ltd.	25,272
1,700	Nikkiso Co. Ltd.†	11,882
1,300	Nikkon Holdings Co. Ltd.	24,479
3,000	Nikon Corp.	32,339
800	Nintendo Co. Ltd.	373,120
900	Nippn Corp.	12,957
600	Nippon Carbon Co. Ltd.†	21,751
600	Nippon Chemi-Con Corp.*	9,326
700	Nippon Densetsu Kogyo Co. Ltd.	10,114
900	Nippon Electric Glass Co. Ltd.†	23,073

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
1,200	Nippon Express Co. Ltd.*,§	$71,095
1,800	Nippon Gas Co. Ltd.	23,863
800	Nippon Kayaku Co. Ltd.	8,234
400	Nippon Koei Co. Ltd.	11,093
1,520	Nippon Light Metal Holdings Co. Ltd.	22,781
2,700	Nippon Paint Holdings Co. Ltd.	29,434
1,200	Nippon Paper Industries Co. Ltd.	11,329
200	Nippon Road Co. Ltd.	14,327
1,200	Nippon Sanso Holdings Corp.	26,216
1,200	Nippon Seiki Co. Ltd.	12,112
5,100	Nippon Sheet Glass Co. Ltd.*	22,745
300	Nippon Shinyaku Co. Ltd.	20,890
400	Nippon Shokubai Co. Ltd.	18,500
2,600	Nippon Signal Company Ltd.	20,682
900	Nippon Soda Co. Ltd.	25,898
5,500	Nippon Steel Corp.	89,818
500	Nippon Steel Trading Corp.	21,820
3,600	Nippon Suisan Kaisha Ltd.	16,994
8,000	Nippon Telegraph & Telephone Corp.	219,073
530	Nippon Yakin Kogyo Co. Ltd.	10,445
1,800	Nippon Yusen KK	137,077
2,200	Nipro Corp.	20,828
2,000	Nishi-Nippon Financial Holdings, Inc.	12,936
900	Nishi-Nippon Railroad Co. Ltd.	20,413
1,000	Nishimatsu Construction Co. Ltd.	31,687
1,600	Nishimatsuya Chain Co. Ltd.†	19,209
700	Nishio Rent All Co. Ltd.	17,477
800	Nissan Chemical Corp.	46,457
17,300	Nissan Motor Co. Ltd.*	83,590
600	Nissei ASB Machine Co. Ltd.	16,535
1,100	Nissha Co. Ltd.†	15,970
800	Nisshin Oillio Group Ltd.	20,162
1,400	Nisshin Seifun Group, Inc.	20,179
5,700	Nisshinbo Holdings, Inc.	43,358
400	Nissin Foods Holdings Co. Ltd.	29,175
500	Nitori Holdings Co. Ltd.	74,872
1,200	Nitto Denko Corp.	92,741
700	Nitto Kogyo Corp.	9,676
300	Noevir Holdings Co. Ltd.†	14,057
700	NOF Corp.	35,356
1,100	Nojima Corp.	23,027
1,500	NOK Corp.	16,326
Shares		Value (Note 1)
	Japan (Continued)
100	Nomura Co. Ltd.	$828
18,800	Nomura Holdings, Inc.	81,996
1,500	Nomura Real Estate Holdings, Inc.	34,517
1,500	Nomura Research Institute Ltd.	64,353
300	Noritake Co. Ltd.	13,092
700	Noritsu Koki Co. Ltd.	16,510
7,800	North Pacific Bank Ltd.	16,952
800	NSD Co. Ltd.	14,535
2,900	NSK Ltd.	18,606
10,800	NTN Corp.*	22,533
4,900	NTT Data Corp.	105,046
600	Obara Group, Inc.†	18,047
6,000	Obayashi Corp.	46,423
500	OBIC Business Consultants Co. Ltd.	21,081
200	Obic Co. Ltd.	37,555
2,100	Odakyu Electric Railway Co. Ltd.	38,995
1,100	Ogaki Kyoritsu Bank Ltd.	18,485
800	Oisix ra daichi, Inc.*	21,525
13,300	Oji Holdings Corp.	64,401
1,000	Okamura Corp.	11,180
4,600	Okasan Securities Group, Inc.	15,236
1,800	Oki Electric Industry Co. Ltd.	14,146
500	Okinawa Cellular Telephone Co.	22,212
1,155	Okinawa Electric Power Co., Inc.	14,609
500	OKUMA Corp.	22,255
700	Okumura Corp.	19,625
8,100	Olympus Corp.	186,568
500	Omron Corp.	49,813
2,000	Ono Pharmaceutical Co. Ltd.	49,657
3,700	Onward Holdings Co. Ltd.	9,617
1,200	Open House Co. Ltd.	62,801
1,000	Optex Group Co. Ltd.†	14,283
200	Oracle Corp.	15,196
200	Organo Corp.	15,040
8,100	Orient Corp.	8,802
400	Oriental Land Co. Ltd.	67,443
13,200	ORIX Corp.	269,382
2,000	Osaka Gas Co. Ltd.	33,052
1,100	OSG Corp.	17,079
700	Otsuka Corp.	33,409
1,700	Otsuka Holdings Co. Ltd.	61,613
1,900	Outsourcing, Inc.†	25,602
1,600	Pacific Industrial Co. Ltd.	16,900
900	Pacific Metals Co. Ltd.	16,673
300	PALTAC Corp.	12,349

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
3,600	Pan Pacific International Holdings Corp.	$49,667
28,200	Panasonic Corp.	310,119
700	Paramount Bed Holdings Co. Ltd.	11,873
1,500	Park24 Co. Ltd.	20,551
3,900	Penta-Ocean Construction Co. Ltd.	22,038
800	PeptiDream, Inc.*	17,700
1,300	Persol Holdings Co. Ltd.	37,747
2,200	Pigeon Corp.†	42,038
500	Pilot Corp.	19,125
1,100	Piolax, Inc.	16,811
900	Pola Orbis Holdings, Inc.†	14,999
2,500	Press Kogyo Co. Ltd.	8,476
600	Pressance Corp.	10,928
2,100	Prestige International, Inc.	12,195
1,100	Prima Meat Packers Ltd.	23,754
1,000	Proto Corp.	11,936
1,300	Qol Holdings Co. Ltd.	15,822
900	Raito Kogyo Co. Ltd.	15,499
3,300	Rakuten Group, Inc.†	33,106
7,700	Recruit Holdings Co. Ltd.	466,699
1,200	Relia, Inc.	10,171
900	Relo Group, Inc.	16,266
6,700	Renesas Electronics Corp.*	82,884
2,800	Rengo Co. Ltd.	21,177
500	RENOVA, Inc.*	9,050
10,600	Resona Holdings, Inc.	41,228
1,100	Resorttrust, Inc.	17,968
5,100	Ricoh Co. Ltd.	47,484
400	Ricoh Leasing Co. Ltd.	13,423
400	Rinnai Corp.	36,095
4,000	Riso Kyoiku Co. Ltd.	13,666
100	Rohm Co. Ltd.	9,102
700	Rohto Pharmaceutical Co. Ltd.	21,147
300	Roland Corp.	10,250
300	Rorze Corp.	32,365
500	Ryobi Ltd.	4,764
2,000	Ryohin Keikaku Co. Ltd.	30,496
200	Ryosan Co. Ltd.	3,952
600	S Foods, Inc.	18,152
1,300	Sakata INX Corp.†	11,234
2,700	Sala Corp.	14,834
1,800	SAMTY Co. Ltd.	34,379
300	San-A Co. Ltd.	10,902
2,100	San-Ai Oil Co. Ltd.	24,372
Shares		Value (Note 1)
	Japan (Continued)
3,000	San-In Godo Bank Ltd.	$16,900
1,200	Sangetsu Corp.	16,931
600	Sanken Electric Co. Ltd.	32,913
1,300	Sanki Engineering Co. Ltd.	16,263
600	Sankyo Co. Ltd.	15,549
500	Sankyu, Inc.	20,734
2,200	Santen Pharmaceutical Co. Ltd.	26,910
2,300	Sanwa Holdings Corp.	24,534
500	Sanyo Chemical Industries Ltd.	23,211
300	Sanyo Denki Co. Ltd.	15,726
1,200	Sapporo Holdings Ltd.†	22,773
900	Sato Holdings Corp.	17,221
400	Sawai Group Holdings Co. Ltd.	15,283
2,800	SBI Holdings, Inc.	76,311
300	SCREEN Holdings Co. Ltd.	32,261
600	SCSK Corp.	11,939
1,300	Secom Co. Ltd.	90,253
2,100	Sega Sammy Holdings, Inc.	32,989
3,000	Seibu Holdings, Inc.*	28,062
1,000	Seikagaku Corp.	8,180
4,500	Seiko Epson Corp.	81,018
700	Seiko Holdings Corp.	13,649
1,600	Seino Holdings Co. Ltd.	16,204
1,400	Seiren Co. Ltd.	30,634
4,200	Sekisui Chemical Co. Ltd.	70,176
3,700	Sekisui House Ltd.	79,417
8,500	Senshu Ikeda Holdings, Inc.	12,562
600	Seria Co. Ltd.	17,395
6,900	Seven & i Holdings Co. Ltd.	303,281
7,000	Seven Bank Ltd.	14,483
1,800	SG Holdings Co. Ltd.	42,140
1,900	Sharp Corp.	21,820
600	Shibuya Corp.	15,596
1,000	Shiga Bank Ltd.	17,987
900	Shikoku Chemicals Corp.	11,040
1,700	Shikoku Electric Power Co., Inc.	11,971
900	Shima Seiki Manufacturing Ltd.	15,453
1,000	Shimadzu Corp.	42,206
200	Shimamura Co. Ltd.	16,796
300	Shimano, Inc.	79,962
3,500	Shimizu Corp.	21,694
1,600	Shin-Etsu Chemical Co. Ltd.	277,076
2,000	Shin-Etsu Polymer Co. Ltd.	19,247
1,100	Shinko Electric Industries Co. Ltd.	52,499
1,700	Shinmaywa Industries Ltd.	12,931

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
1,000	Shionogi & Co. Ltd.	$70,634
1,200	Ship Healthcare Holdings, Inc.	27,958
600	Shiseido Co. Ltd.	33,456
4,800	Shizuoka Bank Ltd.†	34,301
2,800	Shizuoka Gas Co. Ltd.	23,976
300	SHO-BOND Holdings Co. Ltd.	13,483
300	Shoei Co. Ltd.	11,814
3,000	Showa Denko KK†	62,984
1,000	Siix Corp.†	12,310
1,100	Sinfonia Technology Co. Ltd.	12,546
3,900	SKY Perfect JSAT Holdings, Inc.	14,240
2,600	Skylark Holdings Co. Ltd.†	34,153
200	SMC Corp.	134,904
1,300	SMS Co. Ltd.	51,195
2,700	Sodick Co. Ltd.†	19,224
11,900	SoftBank Corp.	150,470
17,800	SoftBank Group Corp.	840,869
500	Sohgo Security Services Co. Ltd.	19,864
1,560	Sojitz Corp.	23,435
900	Solasto Corp.	9,663
2,000	Sompo Holdings, Inc.	84,482
8,500	Sony Group Corp.	1,069,612
800	Sotetsu Holdings, Inc.	14,647
400	Square Enix Holdings Co. Ltd.	20,516
800	Stanley Electric Co. Ltd.	20,023
1,600	Star Micronics Co. Ltd.	21,546
800	Starts Corp., Inc.	17,463
6,000	Subaru Corp.	107,294
200	Sugi Holdings Co. Ltd.	12,119
3,600	SUMCO Corp.†	73,515
18,100	Sumitomo Chemical Co. Ltd.	85,284
5,400	Sumitomo Corp.	79,829
1,500	Sumitomo Dainippon Pharma Co. Ltd.	17,278
7,000	Sumitomo Electric Industries Ltd.	91,250
1,600	Sumitomo Forestry Co. Ltd.	30,962
1,700	Sumitomo Heavy Industries Ltd.	41,218
1,100	Sumitomo Metal Mining Co. Ltd.	41,598
3,600	Sumitomo Mitsui Construction Co. Ltd.	13,395
5,600	Sumitomo Mitsui Financial Group, Inc.	191,957
1,900	Sumitomo Mitsui Trust Holdings, Inc.	63,476
Shares		Value (Note 1)
	Japan (Continued)
900	Sumitomo Osaka Cement Co. Ltd.	$27,658
2,400	Sumitomo Realty & Development Co. Ltd.	70,583
3,700	Sumitomo Rubber Industries Ltd.†	37,698
400	Sumitomo Seika Chemicals Co. Ltd.	10,902
900	Sumitomo Warehouse Co. Ltd.	15,194
2,600	Sun Frontier Fudousan Co. Ltd.	22,671
700	Sundrug Co. Ltd.	18,287
1,100	Suntory Beverage & Food Ltd.	39,781
400	Suzuken Co. Ltd.	11,545
2,700	Suzuki Motor Corp.	103,958
900	Sysmex Corp.	121,664
6,800	Systena Corp.	25,419
800	T Hasegawa Co. Ltd.	18,806
2,400	T&D Holdings, Inc.	30,712
700	Tachi-S Co. Ltd.	7,692
2,200	Tadano Ltd.	21,191
1,800	Taiheiyo Cement Corp.	35,568
2,500	Taisei Corp.	75,958
600	Taisho Pharmaceutical Holdings Co. Ltd.	27,593
600	Taiyo Holdings Co. Ltd.	18,152
1,600	Taiyo Yuden Co. Ltd.	92,080
1,300	Takara Holdings, Inc.	13,799
1,600	Takashimaya Co. Ltd.	14,883
18,700	Takeda Pharmaceutical Co. Ltd.	509,970
1,200	Takeuchi Manufacturing Co. Ltd.	28,469
700	Takuma Co. Ltd.	8,672
2,100	Tamura Corp.†	12,213
4,200	TDK Corp.	163,940
1,800	TechnoPro Holdings, Inc.	54,612
4,200	Teijin Ltd.	51,665
400	Tekken Corp.	6,231
3,300	Terumo Corp.	139,425
1,300	THK Co. Ltd.	31,339
1,200	TIS, Inc.	35,730
200	TKC Corp.	6,007
3,100	Toagosei Co. Ltd.	31,154
1,500	Tobu Railway Co. Ltd.	34,191
2,200	Tocalo Co. Ltd.	28,210
3,500	Toda Corp.	22,151
600	Toho Co. Ltd.	25,689
500	Toho Gas Co. Ltd.	12,731
1,500	Toho Holdings Co. Ltd.	22,885
3,300	Tohoku Electric Power Co., Inc.	23,410

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
3,600	Tokai Carbon Co. Ltd.†	$37,806
1,300	TOKAI Holdings Corp.	9,821
1,300	Tokai Rika Co. Ltd.	17,495
4,800	Tokai Tokyo Financial Holdings, Inc.	16,483
200	Token Corp.	16,431
3,800	Tokio Marine Holdings, Inc.	211,159
1,100	Tokuyama Corp.	17,481
700	Tokyo Century Corp.	33,956
17,400	Tokyo Electric Power Co. Holdings, Inc.*	44,926
1,100	Tokyo Electron Ltd.	633,817
2,400	Tokyo Gas Co. Ltd.	43,022
1,400	Tokyo Kiraboshi Financial Group, Inc.	18,475
500	Tokyo Ohka Kogyo Co. Ltd.	29,558
800	Tokyo Seimitsu Co. Ltd.	35,469
2,000	Tokyo Steel Manufacturing Co. Ltd.	23,942
2,700	Tokyo Tatemono Co. Ltd.	39,433
400	Tokyotokeiba Co. Ltd.†	14,831
1,700	Tokyu Construction Co. Ltd.	9,843
3,000	Tokyu Corp.	39,850
9,700	Tokyu Fudosan Holdings Corp.	54,222
5,300	TOMONY Holdings, Inc.	14,606
1,900	Tomy Co. Ltd.	18,153
500	Topcon Corp.	7,211
1,500	TOPPAN, Inc.	28,114
1,100	Topre Corp.	11,389
500	Topy Industries Ltd.	4,847
14,600	Toray Industries, Inc.	86,536
1,100	Toridoll Holdings Corp.	23,773
1,300	Tosei Corp.	11,414
1,800	Toshiba Corp.	74,015
500	Toshiba TEC Corp.	20,451
3,600	Tosoh Corp.	53,391
600	TOTO Ltd.	27,593
900	Towa Pharmaceutical Co. Ltd.	22,408
3,100	Toyo Construction Co. Ltd.	15,658
500	Toyo Ink SC Holdings Co. Ltd.	8,367
1,000	Toyo Seikan Group Holdings Ltd.	11,936
800	Toyo Suisan Kaisha Ltd.	33,904
1,600	Toyo Tire Corp.	24,954
2,500	Toyobo Co. Ltd.	27,297
1,600	Toyoda Gosei Co. Ltd.	34,801
Shares		Value (Note 1)
	Japan (Continued)
700	Toyota Industries Corp.	$55,925
101,500	Toyota Motor Corp.	1,857,848
1,900	Toyota Tsusho Corp.	87,542
600	TPR Co. Ltd.	7,438
1,200	Trend Micro, Inc.	66,661
800	Tri Chemical Laboratories, Inc.	25,350
300	Trusco Nakayama Corp.	7,122
1,600	TS Tech Co. Ltd.	19,668
600	Tsubakimoto Chain Co.	16,483
1,900	Tsugami Corp.	29,021
700	Tsumura & Co.	19,930
200	Tsuruha Holdings, Inc.	19,195
700	TV Asahi Holdings Corp.	8,720
1,000	UACJ Corp.*	23,116
2,000	Ube Industries Ltd.	34,739
500	Ulvac, Inc.	31,296
1,500	Unicharm Corp.	65,187
800	Unipres Corp.	5,592
1,100	United Super Markets Holdings, Inc.	10,108
2,000	Ushio, Inc.	33,209
1,300	USS Co. Ltd.	20,297
600	UT Group Co. Ltd.	22,559
400	V Technology Co. Ltd.	12,501
1,200	Valor Holdings Co. Ltd.	22,387
1,000	Valqua Ltd.	23,576
1,400	Vital KSK Holdings, Inc.	9,822
3,800	VT Holdings Co. Ltd.	15,427
800	Wacoal Holdings Corp.	14,848
3,000	Wacom Co. Ltd.	23,889
800	Welcia Holdings Co. Ltd.	24,967
500	West Holdings Corp.	24,907
1,000	West Japan Railway Co.	41,815
300	Workman Co. Ltd.†	14,344
1,000	Xebio Holdings Co. Ltd.	8,015
400	Yakult Honsha Co. Ltd.	20,864
9,500	Yamada Holdings Co. Ltd.	32,457
2,100	Yamaguchi Financial Group, Inc.	12,286
500	Yamaha Corp.	24,646
4,200	Yamaha Motor Co. Ltd.†	100,737
2,400	Yamato Holdings Co. Ltd.	56,396
900	Yamato Kogyo Co. Ltd.	29,145
1,200	Yamazaki Baking Co. Ltd.†	15,940
400	Yaoko Co. Ltd.	24,307
500	Yaskawa Electric Corp.	24,515

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Japan (Continued)
1,200	Yellow Hat Ltd.	$17,244
600	Yokogawa Bridge Holdings Corp.	11,454
2,000	Yokogawa Electric Corp.	36,060
2,100	Yokohama Rubber Co. Ltd.†	33,646
2,500	Yokorei Co. Ltd.	18,147
1,100	Yoshinoya Holdings Co. Ltd.	22,195
10,500	Z Holdings Corp.	60,921
700	Zenkoku Hosho Co. Ltd.	30,488
900	Zensho Holdings Co. Ltd.	21,156
2,300	Zeon Corp.	26,533
600	ZOZO, Inc.	18,726
		36,842,689
	Netherlands—2.6%
1,275	Aalberts NV	84,569
2,824	ABN AMRO Bank NV, CVA#	41,527
722	Accell Group NV*	39,456
78	Adyen NV*,#	205,268
14,340	Aegon NV	71,720
1,266	Akzo Nobel NV	139,089
95	Alfen Beheer BV#,*	9,545
580	AMG Advanced Metallurgical Group NV	18,608
576	Amsterdam Commodities NV*	16,329
889	APERAM SA	48,218
2,093	Arcadis NV	100,891
5,174	ArcelorMittal SA	165,791
802	ASM International NV	354,913
2,066	ASML Holding NV	1,662,258
129	ASML Holding NV, ADR	102,702
2,865	ASR Nederland NV	132,103
894	Basic-Fit NV#,*,†	42,748
1,008	BE Semiconductor Industries NV	86,094
1,770	Boskalis Westminster	51,628
1,415	Coca-Cola European Partners PLC	79,067
988	Corbion NV	46,613
691	Flow Traders#	25,332
2,215	Fugro NV*,†	17,362
2,032	Heineken NV	228,706
561	IMCD NV	124,355
16,312	ING Groep NV	227,349
2,027	Intertrust NV*,#	45,232
339	JDE Peet's NV†	10,459
12,095	Koninklijke Ahold Delhaize NV	414,964
7,677	Koninklijke BAM Groep NV*	23,511
Shares		Value (Note 1)
	Netherlands (Continued)
824	Koninklijke DSM NV	$185,748
56,357	Koninklijke KPN NV	175,163
3,491	Koninklijke Philips NV	130,225
899	Koninklijke Vopak NV	31,524
1,600	NN Group NV	86,726
1,110	OCI NV*	29,091
4,749	Ordina NV	22,168
11,571	PostNL NV	50,415
2,746	Prosus NV*	229,878
1,606	Randstad NV	109,779
3,497	SBM Offshore NV	52,136
2,451	Signify NV#	113,795
839	Sligro Food Group NV*	20,346
1,271	TKH Group NV	80,310
1,381	TomTom NV*,†	14,323
2,749	Universal Music Group NV	77,555
388	Van Lanschot Kempen NV	9,718
2,640	Wolters Kluwer NV	311,384
		6,346,691
	New Zealand—0.3%
5,589	a2 Milk Co. Ltd.*	22,699
15,320	Air New Zealand Ltd.*,†	15,844
11,578	Arvida Group Ltd.†	15,622
3,965	Auckland International Airport Ltd.*	20,910
7,155	Chorus Ltd.	35,136
5,950	Contact Energy Ltd.	33,009
1,680	EBOS Group Ltd.	47,406
2,488	Fisher & Paykel Healthcare Corp. Ltd.	55,824
3,726	Fletcher Building Ltd.	18,706
3,759	Freightways Ltd.	33,083
4,572	Genesis Energy Ltd.	8,956
12,176	Heartland Group Holdings Ltd.†	21,015
13,666	Infratil Ltd.	74,879
7,008	Kathmandu Holdings Ltd.	7,296
1,307	Mainfreight Ltd.	84,056
5,888	Meridian Energy Ltd.	19,558
11,637	Oceania Healthcare Ltd.	10,680
1,991	Port of Tauranga Ltd.	9,095
8,615	Pushpay Holdings Ltd.*,†	7,789
684	Restaurant Brands New Zealand Ltd.*	6,465
1,854	Ryman Healthcare Ltd.	15,555

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	New Zealand (Continued)
9,536	SKYCITY Entertainment Group Ltd.	$20,377
15,590	Spark New Zealand Ltd.	48,263
4,050	Summerset Group Holdings Ltd.	37,946
6,133	Z Energy Ltd.	14,912
		685,081
	Norway—0.6%
21,108	ABG Sundal Collier Holding ASA	22,123
785	Adevinta ASA*	10,456
751	Aker BP ASA	23,161
4,348	Aker Solutions ASA*	11,543
593	Atea ASA*	11,043
629	Atlantic Sapphire ASA*,†	3,018
2,299	Austevoll Seafood ASA	27,776
11,411	B2Holding ASA	13,424
438	Bakkafrost P/F	29,026
480	Bonheur ASA	19,349
1,580	Borregaard ASA	39,830
1,094	BW Energy Ltd.*	2,497
6,229	BW LPG Ltd.#	35,401
5,362	BW Offshore Ltd.	16,196
968	Crayon Group Holding ASA#,*	20,115
4,966	DNB Bank ASA	113,908
12,792	DNO ASA	15,187
6,672	Elkem ASA#	22,592
12,646	Equinor ASA	338,747
4,440	Europris ASA#	35,544
1,329	FLEX LNG Ltd.	29,729
1,401	Gjensidige Forsikring ASA	34,045
768	Grieg Seafood ASA*,†	7,247
2,196	Mowi ASA	52,041
864	Nordic Semiconductor ASA*	29,197
13,327	Norsk Hydro ASA	105,205
5,186	Odfjell Drilling Ltd.*	11,895
4,229	Orkla ASA	42,431
10,139	PGS ASA*	4,225
1,686	Protector Forsikring ASA	20,753
397	Salmar ASA	27,409
1,776	Sbanken ASA#	18,896
1,104	Scatec ASA#	19,149
614	Schibsted ASA, Class A	23,712
404	Schibsted ASA, Class B	13,625
1,199	SpareBank 1 SR-Bank ASA	18,135
3,149	Storebrand ASA	31,653
Shares		Value (Note 1)
	Norway (Continued)
2,103	Subsea 7 SA	$15,087
4,815	Telenor ASA	75,780
1,294	TGS ASA	12,428
888	TOMRA Systems ASA	63,626
1,273	Veidekke ASA	19,139
2,083	Wallenius Wilhelmsen ASA*	11,968
1,410	Yara International ASA	71,248
		1,569,559
	Portugal—0.2%
3,185	Altri SGPS SA†	20,343
2,841	CTT-Correios de Portugal SA	14,733
1,808	EDP Renovaveis SA	45,079
18,638	Energias de Portugal SA	102,532
6,892	Galp Energia SGPS SA	66,852
57	Greenvolt-Energias Renovaveis SA*	412
1,861	Jeronimo Martins SGPS SA†	42,587
5,953	Navigator Co. SA†	22,705
3,482	NOS SGPS SA†	13,518
10,709	Redes Energeticas Nacionais SGPS SA	31,029
20,529	Sonae SGPS SA	23,442
		383,232
	Singapore—0.6%
23,500	Ascendas India Trust	24,763
14,400	Capitaland Investment Ltd.*	36,438
3,400	City Developments Ltd.	17,182
23,400	ComfortDelGro Corp. Ltd.	24,310
3,900	Dairy Farm International Holdings Ltd.	11,154
10,322	DBS Group Holdings Ltd.	250,161
18,300	First Resources Ltd.	20,505
35,400	Genting Singapore Ltd.	20,358
132,400	Golden Agri-Resources Ltd.	24,071
800	Great Eastern Holdings Ltd.	11,962
11,200	GuocoLand Ltd.	12,550
1,300	Haw Par Corp. Ltd.	10,949
5,500	Hongkong Land Holdings Ltd.	28,600
1,900	iFAST Corp. Ltd.	11,843
1,000	Jardine Cycle & Carriage Ltd.	15,286
9,600	Keppel Corp. Ltd.	36,474
57,577	Keppel Infrastructure Trust	23,286
14,800	NetLink NBN Trust	10,983
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Singapore (Continued)
21,139	Oversea-Chinese Banking Corp. Ltd.	$178,825
3,200	SATS Ltd.*	9,237
10,100	Sembcorp Industries Ltd.	14,990
19,200	Sheng Siong Group Ltd.	20,801
9,299	Singapore Airlines Ltd.*,†	34,433
5,400	Singapore Exchange Ltd.	37,266
32,900	Singapore Post Ltd.	15,869
33,100	Singapore Press Holdings Ltd.†	57,230
8,200	Singapore Technologies Engineering Ltd.	22,879
35,400	Singapore Telecommunications Ltd.	60,944
22,000	StarHub Ltd.	22,202
9,500	UMS Holdings Ltd.	10,715
8,100	United Overseas Bank Ltd.	161,687
6,300	UOL Group Ltd.	33,146
1,800	Venture Corp. Ltd.	24,457
23,900	Wilmar International Ltd.	73,424
15,000	Wing Tai Holdings Ltd.	19,924
29,500	Yangzijiang Shipbuilding Holdings Ltd.	29,334
		1,418,238
	Spain—1.4%
375	Acciona SA†	71,768
2,154	Acerinox SA	27,920
3,335	ACS Actividades de Construccion y Servicios SA	89,493
334	Aena SME SA*,#	52,780
1,148	Almirall SA	14,769
1,469	Amadeus IT Group SA*	99,745
4,833	Applus Services SA	44,487
30,522	Banco Bilbao Vizcaya Argentaria SA	182,434
13,416	Banco Bilbao Vizcaya Argentaria SA, ADR	78,752
71,163	Banco de Sabadell SA*	47,947
116,729	Banco Santander SA	390,780
5,075	Bankinter SA	26,053
18,312	CaixaBank SA	50,328
996	Cellnex Telecom SA#	58,035
796	Cia de Distribucion Integral Logista Holdings SA	15,886
Shares		Value (Note 1)
	Spain (Continued)
861	CIE Automotive SA†	$26,820
318	Construcciones y Auxiliar de Ferrocarriles SA	13,251
1,692	Ebro Foods SA	32,517
3,909	Enagas SA†	90,788
3,301	Endesa SA†	75,915
4,660	Ercros SA*	15,757
3,991	Faes Farma SA	15,803
1,171	Ferrovial SA	36,743
598	Fluidra SA	23,965
3,465	Gestamp Automocion SA*,#	17,555
4,339	Global Dominion Access SA#	23,144
1,891	Grifols SA†	36,330
364	Grupo Catalana Occidente SA	12,432
51,856	Iberdrola SA	614,586
4,293	Indra Sistemas SA*	46,530
6,499	Industria de Diseno Textil SA	211,097
147	Laboratorios Farmaceuticos Rovi SA	12,351
5,075	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros†	9,294
7,728	Mapfre SA†	15,885
1,581	Mediaset Espana Comunicacion SA*	7,398
4,190	Melia Hotels International SA*	28,631
2,459	Prosegur Cia de Seguridad SA†	6,467
3,850	Red Electrica Corp. SA	83,391
13,780	Repsol SA	163,725
10,298	Sacyr SA	26,802
826	Siemens Gamesa Renewable Energy SA*	19,814
867	Solaria Energia y Medio Ambiente SA*,†	16,899
62,679	Telefonica SA†	274,879
3,839	Tubacex SA*,†	6,565
15,835	Unicaja Banco SA#	15,666
179	Vidrala SA†	17,648
582	Viscofan SA	37,702
1,480	Zardoya Otis SA	11,980
		3,299,507

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Sweden—2.4%
984	AAK AB	$21,267
1,552	AcadeMedia AB#	9,532
576	AddLife AB, Class B	24,312
1,041	AddNode Group AB	49,422
2,288	AddTech AB, Class B	54,692
1,023	AFRY AB	28,869
1,926	Alfa Laval AB	77,669
933	Alimak Group AB#	11,812
556	Annehem Fastigheter AB, Class B*	2,295
3,735	Arjo AB, Class B	45,798
2,763	Assa Abloy AB, Class B	84,454
5,277	Atlas Copco AB, Class A	365,457
1,616	Atlas Copco AB, Class B	95,177
3,696	Attendo AB*,#	15,747
1,217	Avanza Bank Holding AB	44,741
1,206	Axfood AB	34,754
1,079	Beijer Alma AB	32,778
2,259	Betsson AB, Class B*	13,662
1,218	Bilia AB, Class A	21,594
1,635	BillerudKorsnas AB	30,886
475	BioGaia AB, Class B	27,229
981	Biotage AB	28,444
3,089	Boliden AB*	119,647
1,253	Bonava AB, Class B	10,850
1,482	Bravida Holding AB#	20,829
1,399	Bure Equity AB	67,843
1,751	Castellum AB†	47,243
447	Catena AB	27,900
7,868	Cloetta AB, Class B	22,813
1,370	Coor Service Management Holding AB#	12,531
14,402	Corem Property Group AB, Class B	52,038
2,643	Dios Fastigheter AB	34,748
2,657	Dometic Group AB#	34,976
2,823	Dustin Group AB†,#	33,147
2,954	Electrolux AB*,†	71,756
3,376	Electrolux Professional AB, Class B*	23,444
1,639	Elekta AB, Class B†	20,777
4,082	Epiroc AB, Class A	103,538
1,112	Epiroc AB, Class B	23,591
4,623	Essity AB, Class B	151,129
645	Evolution AB#	91,808
1,567	Fabege AB	26,281
Shares		Value (Note 1)
	Sweden (Continued)
2,158	Fagerhult AB	$14,544
612	Fastighets AB Balder, Class B*	44,145
79	Fenix Outdoor International AG	10,718
703	GARO AB	16,804
2,139	Getinge AB, Class B	93,526
1,494	Granges AB	17,542
6,778	Hennes & Mauritz AB, Class B	133,577
4,452	Hexagon AB, Class B	70,774
280	Hexatronic Group AB	15,617
3,325	Hexpol AB	44,634
3,175	Hoist Finance AB*,#,†	10,260
833	Holmen AB, Class B	40,073
690	Hufvudstaden AB, Class A	10,324
4,148	Husqvarna AB, Class B	66,492
104	Industrivarden AB, Class A	3,319
2,319	Indutrade AB	71,139
293	Instalco AB†	14,085
631	Intrum AB	16,298
3,518	Inwido AB	72,881
1,080	JM AB	48,836
1,855	Kindred Group PLC,	22,109
1,219	KNOW IT AB	50,656
4,367	Lagercrantz Group AB, Class B	64,324
1,140	Lifco AB, Class B	34,151
1,567	Lindab International AB	55,735
981	Loomis AB	26,131
1,353	Lundin Energy AB	48,588
2,179	Mekonomen AB*	37,883
1,754	Millicom International Cellular SA, SDR*	49,944
302	MIPS AB	39,671
1,742	Modern Times Group MTG AB, Class B*	17,813
432	Mycronic AB	10,087
669	NCC AB, Class B	12,416
2,452	Nibe Industrier AB, Class B	37,108
3,170	Nobia AB	19,119
1,697	Nobina AB#	20,095
3,940	Nolato AB, Class B	47,047
700	Nordic Entertainment Group AB, Class B*	36,347
2,599	Nordic Waterproofing Holding AB	64,139
1,681	Nyfosa AB	29,021
507	OEM International AB*	10,402
609	Pandox AB*	9,840

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Sweden (Continued)
2,782	Peab AB, Class B	$35,159
1,578	Platzer Fastigheter Holding AB, Class B	23,680
4,394	Ratos AB, Class B	28,179
5,625	Resurs Holding AB#	23,667
528	Saab AB, Class B	13,457
700	Sagax AB, Class B	23,627
6,434	Samhallsbyggnadsbolaget i Norden AB†	47,293
5,931	Sandvik AB	165,797
2,495	Scandi Standard AB	11,321
1,030	Sectra AB*	22,820
4,432	Securitas AB, Class B	61,137
1,240	Sinch AB*,#	15,795
7,990	Skandinaviska Enskilda Banken AB, Class A	111,279
2,555	Skanska AB, Class B	66,220
426	SKF AB, Class A	10,348
3,291	SKF AB, Class B	78,121
1,180	SkiStar AB	22,200
562	Solid Forsakring AB*	3,654
4,349	SSAB AB, Class A*	25,239
7,778	SSAB AB, Class B*	39,259
3,850	Svenska Cellulosa AB SCA, Class B	68,490
6,847	Svenska Handelsbanken AB, Class A	74,151
1,170	Sweco AB, Class B	22,037
4,970	Swedbank AB, Class A	100,157
10,480	Swedish Match AB	83,527
987	Swedish Orphan Biovitrum AB*	20,218
5,725	Tele2 AB, Class B	81,793
24,797	Telefonaktiebolaget LM Ericsson, Class A	273,901
37,302	Telia Co. AB	146,154
1,057	Thule Group AB#	64,102
2,299	Trelleborg AB, Class B	60,501
353	Troax Group AB	18,107
2,450	Volvo AB, Class A	57,643
15,083	Volvo AB, Class B	349,943
811	Wallenstam AB, Class B	15,078
1,004	Wihlborgs Fastigheter AB	22,822
		5,962,570
Shares		Value (Note 1)
	Switzerland—5.8%
8,096	ABB Ltd., Registered	$310,086
1,613	Adecco Group AG, Registered	82,491
2,917	Alcon, Inc.	258,471
309	Allreal Holding AG, Registered	68,501
137	ALSO Holding AG, Registered*	45,105
3,338	ams AG*	60,792
47	APG SGA SA*	10,264
1,914	Arbonia AG	43,271
14,351	Aryzta AG*	17,970
590	Ascom Holding AG, Registered*	7,615
119	Autoneum Holding AG*,†	22,162
38	Bachem Holding AG, Registered Class B	29,860
605	Baloise Holding AG, Registered	98,996
243	Banque Cantonale Vaudoise, Registered	18,881
23	Barry Callebaut AG, Registered	55,935
80	Belimo Holding AG, Registered	50,922
35	Bell Food Group AG, Registered	11,216
76	Berner Kantonalbank AG, Registered	16,890
301	BKW AG	39,178
157	Bobst Group SA, Registered*	14,284
127	Bossard Holding AG, Registered Class A	45,785
85	Bucher Industries AG, Registered	42,071
50	Burckhardt Compression Holding AG	23,678
137	Burkhalter Holding AG	9,472
40	Bystronic AG	56,277
456	Cembra Money Bank AG	33,254
1	Chocoladefabriken Lindt & Spruengli AG, Registered	134,109
2,436	Cie Financiere Richemont SA, Registered Class A	366,122
2,253	Clariant AG, Registered*	46,979
205	Coltene Holding AG, Registered*	25,288
3,490	Credit Suisse Group AG, ADR†	33,644
5,213	Credit Suisse Group AG, Registered	50,757
93	Daetwyler Holding AG	41,029
514	DKSH Holding AG	42,476
66	dormakaba Holding AG	43,713
661	Dufry AG, Registered*	32,753

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Switzerland (Continued)
1,608	EFG International AG*	$12,265
25	Emmi AG, Registered	29,521
41	EMS-Chemie Holding AG, Registered	45,941
399	Flughafen Zurich AG, Registered*	71,857
20	Forbo Holding AG, Registered	41,045
1,069	Galenica AG#	80,421
5,107	GAM Holding AG*	7,622
223	Geberit AG, Registered	182,374
50	Georg Fischer AG, Registered	75,999
37	Givaudan SA, Registered	194,583
566	Helvetia Holding AG, Registered	66,712
136	Hiag Immobilien Holding AG	14,179
3,017	Holcim Ltd.*	153,995
298	Huber + Suhner AG, Registered	28,453
547	Implenia AG, Registered*,†	12,462
109	Ina Invest Holding AG*	2,237
36	Inficon Holding AG, Registered	52,862
16	Interroll Holding AG, Registered	72,081
16	Intershop Holding AG	10,746
2,363	Julius Baer Group Ltd.	158,657
80	Jungfraubahn Holding AG, Registered*	11,782
223	Kardex Holding AG, Registered	73,420
90	Komax Holding AG, Registered*	24,989
427	Kuehne + Nagel International AG, Registered	137,960
580	Landis+Gyr Group AG*	39,305
167	Liechtensteinische Landesbank AG	9,640
667	Logitech International SA, Registered†	55,014
765	Logitech International SA, Registered	64,545
267	Lonza Group AG, Registered	223,164
63	Luzerner Kantonalbank AG, Registered	28,693
636	Medmix AG*,#	31,521
2	Metall Zug AG, Registered Class B	4,521
1,480	Mobilezone Holding AG, Registered	22,122
219	Mobimo Holding AG, Registered*	73,425
22,264	Nestle SA, Registered	3,113,832
12,302	Novartis AG, Registered	1,083,850
Shares		Value (Note 1)
	Switzerland (Continued)
3,319	OC Oerlikon Corp. AG, Registered	$34,112
136	Orior AG	13,418
124	Partners Group Holding AG	205,827
699	PSP Swiss Property AG, Registered	87,222
78	Rieter Holding AG, Registered*	15,151
5,133	Roche Holding AG	2,142,109
140	Schindler Holding AG, Registered	37,550
25	Schweiter Technologies AG	37,094
206	SFS Group AG	28,531
32	SGS SA, Registered	107,006
73	Siegfried Holding AG, Registered*	71,261
2,660	SIG Combibloc Group AG*	74,324
910	Sika AG, Registered	379,699
373	Softwareone Holding AG*	8,089
326	Sonova Holding AG, Registered	128,010
88	St. Galler Kantonalbank AG, Registered	42,011
52	Straumann Holding AG, Registered	110,540
636	Sulzer AG, Registered	62,714
225	Swatch Group AG	68,893
384	Swatch Group AG, Registered	22,525
253	Swiss Life Holding AG, Registered	155,210
1,182	Swiss Prime Site AG, Registered	116,293
1,421	Swiss Re AG	140,759
379	Swisscom AG, Registered	214,040
247	Swissquote Group Holding SA, Registered	54,350
108	Tecan Group AG, Registered	65,841
634	Temenos AG, Registered	87,704
276	u-blox Holding AG*	21,339
11,952	UBS Group AG, Registered	215,377
94	Valora Holding AG, Registered*	16,072
228	VAT Group AG#	113,700
400	Vetropack Holding AG, Registered	25,285
545	Vifor Pharma AG	97,044
706	Vontobel Holding AG, Registered	61,907
77	VP Bank AG, Class A	8,163
104	Zehnder Group AG	10,626
828	Zurich Insurance Group AG	363,840
		14,045,728

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	United Kingdom—9.3%
7,379	3i Group PLC	$144,724
217	4imprint Group PLC†	8,283
2,172	888 Holdings PLC	8,849
23,301	Abrdn PLC	75,978
2,010	Admiral Group PLC	85,890
2,092	AJ Bell Plc	10,743
12,432	Alliance Pharma PLC	18,308
9,763	Anglo American PLC	398,556
5,917	Anglo Pacific Group PLC†	10,796
2,896	Antofagasta PLC	52,468
4,535	Ascential PLC*,†	24,701
3,862	Ashtead Group PLC	310,613
355	ASOS PLC*,†	11,489
2,639	Associated British Foods PLC	71,726
7,325	AstraZeneca PLC	860,402
8,970	Auto Trader Group PLC#	89,846
3,592	Avast PLC#	29,522
26,339	Aviva PLC	146,312
835	Avon Protection PLC	12,670
11,488	B&M European Value Retail SA	98,584
7,505	Babcock International Group PLC*,†	32,365
26,412	BAE Systems PLC	196,553
9,792	Balfour Beatty PLC	34,725
617	Bank of Georgia Group PLC	13,930
108,396	Barclays PLC	274,365
5,771	Barratt Developments PLC	58,429
3,269	Beazley PLC*	20,633
1,306	Bellway PLC	58,972
678	Berkeley Group Holdings PLC*	43,820
12,902	BHP Group PLC†	384,110
998	BHP Group PLC, ADR†	59,650
4,891	Biffa PLC#	23,733
1,176	Bodycote PLC	13,777
8,370	boohoo Group PLC*	13,958
172,287	BP PLC	770,723
9,231	Breedon Group PLC	11,870
8,187	Brewin Dolphin Holdings PLC	41,002
9,634	British American Tobacco PLC	356,451
589	British American Tobacco PLC, ADR†	22,034
4,032	Britvic PLC	50,209
105,509	BT Group PLC†	242,137
Shares		Value (Note 1)
	United Kingdom (Continued)
3,731	Bunzl PLC	$145,695
2,743	Burberry Group PLC	67,480
3,634	Burford Capital Ltd.	37,924
4,589	C&C Group PLC*	14,423
40,000	Capita PLC*	19,762
11,065	Capricorn Energy PLC	28,202
7,460	Card Factory PLC*	6,028
510	Carnival PLC*	9,551
756	Cazoo Group Ltd.*	4,559
21,596	Centamin PLC	25,963
6,675	Central Asia Metals PLC	23,400
102,113	Centrica PLC*	98,824
2,609	Chesnara PLC	10,065
20,533	Cineworld Group PLC*,†	8,891
577	Clarkson PLC	30,303
2,322	Clinigen Group PLC†	28,774
1,083	Clipper Logistics Plc	10,642
2,800	Close Brothers Group PLC	53,211
3,114	CMC Markets PLC#	11,106
33,791	Coats Group PLC	31,651
1,369	Coca-Cola HBC AG*	47,344
5,788	Compass Group PLC*	129,345
865	Computacenter PLC	34,071
15,897	ConvaTec Group PLC#	41,561
3,254	Countryside Properties PLC*,#	19,820
634	Cranswick PLC	31,769
4,845	Crest Nicholson Holdings PLC	24,396
1,039	Croda International PLC	142,321
21,706	Currys PLC	33,611
914	CVS Group PLC	27,712
829	DCC PLC	67,887
2,945	De La Rue PLC*,†	6,195
498	Dechra Pharmaceuticals PLC	35,894
5,029	Devro PLC	14,022
6,669	DFS Furniture PLC	23,921
12,494	Diageo PLC	682,538
2,596	Diploma PLC	118,556
21,750	Direct Line Insurance Group PLC	82,137
3,416	Domino's Pizza Group PLC	21,214
10,792	Drax Group PLC	88,375
15,945	DS Smith PLC	82,833
1,117	Dunelm Group PLC	20,880
2,569	easyJet PLC*	19,334

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	United Kingdom (Continued)
8,196	Electrocomponents PLC	$133,790
13,055	Elementis PLC*	23,254
1,355	EMIS Group PLC	24,943
886	Energean Plc*	10,254
74,403	EnQuest PLC*,†	18,853
2,921	Entain PLC*	66,541
7,801	Esken Ltd.*,†	1,493
5,759	Essentra PLC†	26,893
1,262	Euromoney Institutional Investor PLC	15,801
3,432	Evraz PLC	27,947
6,412	Experian PLC	315,220
1,729	FDM Group Holdings PLC	29,768
1,779	Ferguson PLC	315,564
5,122	Ferrexpo PLC	20,757
11,197	Firstgroup PLC*	15,489
5,744	Frasers Group PLC*	59,944
896	Fresnillo Plc	10,828
2,798	Galliford Try Holdings PLC	6,809
445	Games Workshop Group PLC	60,052
1,706	Gamma Communications PLC	38,101
2,857	Genuit Group PLC	22,661
26,092	GlaxoSmithKline PLC	567,400
81,942	Glencore PLC*	415,867
1,404	Go-Ahead Group PLC*	12,676
2,026	Grafton Group PLC	33,812
3,970	Grainger PLC	16,927
6,489	Greencore Group PLC*	11,374
2,159	Greggs PLC	97,518
9,789	Gulf Keystone Petroleum Ltd.	23,770
4,549	Gym Group PLC*,#	15,670
6,271	Halfords Group PLC	29,318
1,732	Halma PLC	75,019
2,284	Hargreaves Lansdown PLC	41,890
21,097	Hays PLC	41,749
1,995	Headlam Group PLC	11,557
3,050	Helical PLC	18,743
1,984	Hikma Pharmaceuticals PLC	59,590
2,154	Hill & Smith Holdings PLC	52,363
2,081	Hilton Food Group PLC	32,111
3,163	Hiscox Ltd.	36,853
5,513	Hochschild Mining PLC†	9,708
3,986	Hollywood Bowl Group PLC*	12,895
Shares		Value (Note 1)
	United Kingdom (Continued)
2,726	HomeServe PLC	$32,267
14,041	Howden Joinery Group PLC	171,275
61,234	HSBC Holdings PLC	371,856
6,071	HSBC Holdings PLC, ADR	183,041
3,532	Hunting PLC	8,089
4,879	Ibstock PLC#	13,459
2,586	IG Group Holdings PLC	28,457
4,126	IMI PLC	96,951
910	Impax Asset Management Group Plc	18,131
12,148	Imperial Brands PLC	265,800
5,149	Inchcape PLC	63,387
14,920	Indivior PLC*	51,901
6,450	Informa PLC*	45,101
3,740	IntegraFin Holdings PLC	28,374
605	InterContinental Hotels Group PLC*	39,151
390	InterContinental Hotels Group PLC, ADR*,†	25,432
1,391	Intermediate Capital Group PLC	41,308
10,061	International Consolidated Airlines Group SA*	19,403
4,161	International Personal Finance PLC	7,265
1,064	Intertek Group PLC	81,082
8,515	Investec PLC	46,390
3,042	iomart Group PLC	7,000
35,770	IP Group PLC	59,940
38,511	ITV PLC*	57,626
6,460	IWG PLC*	25,445
22,063	J. Sainsbury PLC	82,363
2,074	J.D. Wetherspoon PLC*,†	26,978
1,083	James Fisher & Sons PLC*	5,416
1,809	James Halstead PLC	14,055
27,745	JD Sports Fashion PLC*	81,793
1,084	JET2 PLC*,†	16,360
1,637	John Menzies PLC*	6,869
10,403	John Wood Group PLC*	26,909
1,891	Johnson Matthey PLC	52,369
7,194	Johnson Service Group PLC*,†	14,372
897	JTC Plc#	11,121
8,912	Jupiter Fund Management PLC	30,929
588	Just Eat Takeaway.com NV*,#	32,444
30,973	Just Group PLC*	35,048

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	United Kingdom (Continued)
2,164	Kainos Group PLC	$56,150
1,556	Keller Group PLC	20,745
24,636	Kingfisher PLC	112,810
1,402	Lancashire Holdings Ltd.	10,058
32,778	Legal & General Group PLC	131,991
399,205	Lloyds Banking Group PLC	258,284
5,505	Lloyds Banking Group PLC, ADR	14,038
1,030	London Stock Exchange Group PLC	96,615
24,005	M&G PLC	64,821
20,939	Man Group PLC	64,450
28,984	Marks & Spencer Group PLC*	90,781
1,885	Marshalls PLC	17,669
18,395	Marston's PLC*	19,172
3,805	Mears Group PLC	9,708
5,349	Mediclinic International PLC*	23,197
7,048	Meggitt PLC*	70,404
31,313	Melrose Industries PLC	67,772
3,713	Micro Focus International PLC	21,003
8,089	Mitchells & Butlers PLC*	28,029
24,076	Mitie Group PLC	21,019
150	MJ Gleeson PLC	1,535
4,996	Mondi PLC	123,480
5,751	Moneysupermarket.com Group PLC	16,814
7,506	Morgan Advanced Materials PLC	36,423
1,378	Morgan Sindall Group PLC	47,003
10,029	National Express Group PLC*	34,914
3,843	National Grid PLC	55,128
2,136	National Grid PLC, ADR	154,475
8,261	NatWest Group PLC	25,237
8,127	NatWest Group PLC, ADR	49,656
900	Next PLC	99,283
4,257	Ninety One PLC	15,972
537	NMC Health PLC*,§	—
624	Ocado Group PLC*	14,173
4,680	On the Beach Group PLC*,#	18,054
4,865	OSB Group PLC	36,514
1,080	Oxford Instruments PLC	38,446
8,188	Pagegroup PLC	70,210
5,714	Paragon Banking Group PLC	43,814
1,213	PayPoint PLC	10,918
3,815	Pearson PLC	31,664
Shares		Value (Note 1)
	United Kingdom (Continued)
41,805	Pendragon PLC*	$13,128
3,518	Pennon Group PLC	55,570
2,597	Persimmon PLC	100,393
4,723	Petrofac Ltd.*	7,371
12,892	Pets at Home Group PLC	81,142
2,200	Phoenix Group Holdings PLC	19,451
11,392	Photo-Me International PLC*	9,714
8,181	Playtech PLC*	81,113
2,561	Plus500 Ltd.	47,161
1,124	Polar Capital Holdings PLC	12,065
14,328	Premier Foods PLC	21,682
6,783	Provident Financial PLC*,†	32,979
9,625	Prudential PLC	166,041
520	Prudential PLC, ADR†	17,904
4,468	QinetiQ Group PLC	16,087
22,363	Quilter PLC#	44,950
351	Rathbone Brothers PLC	9,426
3,205	Reach PLC	12,255
2,971	Reckitt Benckiser Group PLC†	255,037
3,003	Redde Northgate PLC	17,742
3,865	Redrow PLC	36,662
10,683	RELX PLC	347,329
1,210	RELX PLC, ADR	39,458
2,776	Renew Holdings PLC	31,375
214	Renishaw PLC	13,846
18,010	Rentokil Initial PLC	142,364
787	RHI Magnesita NV	35,217
10,927	Rightmove PLC	117,582
10,431	Rio Tinto PLC	690,696
40,824	Rolls-Royce Holdings PLC*	67,900
9,205	Rotork PLC	44,505
4,678	Royal Dutch Shell PLC, ADR, Class B	202,791
41,803	Royal Dutch Shell PLC, Class B	917,994
12,048	Royal Mail PLC	82,516
159	RPS Group Plc	266
3,036	Sabre Insurance Group PLC#	7,553
948	Saga PLC*,†	3,657
8,113	Sage Group PLC	93,627
5,321	Savills PLC	101,408
1,046	Schroders PLC	45,035
5,266	Senior PLC*	10,478
5,813	Serco Group PLC	10,591

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	United Kingdom (Continued)
11,630	Severfield PLC	$10,704
2,120	Severn Trent PLC	84,565
9,302	SIG PLC*,†	5,988
11,766	Sirius Real Estate Ltd.	22,519
4,652	Smith & Nephew PLC	81,448
650	Smith & Nephew PLC, ADR	22,503
2,936	Smiths Group PLC	62,770
399	Softcat PLC	9,743
1,263	Spectris PLC	62,535
12,936	Speedy Hire PLC	11,101
525	Spirax-Sarco Engineering PLC	114,053
7,170	Spire Healthcare Group PLC*,#	24,262
10,386	Spirent Communications PLC	38,828
11,916	SSE PLC	265,966
7,895	SSP Group PLC*	25,658
3,870	St. James's Place PLC	88,186
5,772	Stagecoach Group PLC*	7,012
18,943	Standard Chartered PLC	114,971
4,177	SThree PLC	26,234
8,653	Synthomer PLC	46,802
6,411	Tate & Lyle PLC	57,394
19,770	Taylor Wimpey PLC	46,963
510	TBC Bank Group Plc	11,390
978	Telecom Plus PLC	20,995
51,448	Tesco PLC	201,879
5,954	TI Fluid Systems PLC#	20,551
16,738	TP ICAP Group PLC	34,595
4,467	Travis Perkins PLC	93,990
42,736	Tullow Oil PLC*	26,869
4,191	Tyman PLC	22,663
1,424	Ultra Electronics Holdings PLC	61,293
17,156	Unilever PLC	917,812
Shares		Value (Note 1)
	United Kingdom (Continued)
7,319	United Utilities Group PLC	$107,883
5,245	Vesuvius PLC	31,961
13,688	Virgin Money UK PLC*	32,942
5,666	Vistry Group PLC	90,803
386	Vitec Group PLC	7,419
255,851	Vodafone Group PLC	388,764
6,400	Volution Group PLC	47,905
2,625	Watches of Switzerland Group PLC*,#	50,454
5,138	Watkin Jones PLC	18,186
2,590	Weir Group PLC	60,000
1,764	WH Smith PLC*	35,337
1,264	Whitbread PLC*	51,241
5,006	Wickes Group PLC	16,059
11,755	WPP PLC	178,123
510	XP Power Ltd.	35,206
589	Young & Co's Brewery PLC, Class A	12,437
		22,736,477
	United States—0.0%
265	Jackson Financial, Inc., Class A†	11,085
	TOTAL COMMON STOCKS (Cost $134,445,122)	170,125,735
	AFFILIATED INVESTMENT COMPANY—29.0%
	United States—29.0%
2,827,266	DFA Emerging Markets Core Equity Portfolio, Class I‡‡ (Cost $57,689,620)	70,794,732
		Expiration Date
	WARRANTS—0.0%
	Canada—0.0%
384	Cenovus Energy, Inc.*	01/01/2026	$2,887
	TOTAL WARRANTS (Cost $1,434)		2,887
	RIGHTS—0.0%
	Austria—0.0%
658	CA Immobilien Anlagen AG§	07/26/2021	0

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares			Expiration Date	Value (Note 1)
	Spain—0.0%
3,991	Faes Farma SA*		01/22/2022	$827
	TOTAL RIGHTS (Cost $770)			827
	PREFERRED STOCKS—0.5%
	Germany—0.5%
621	Bayerische Motoren Werke AG, 2.62%			51,824
387	Draegerwerk AG & Co. KGaA, 0.34%			24,343
1,083	FUCHS PETROLUB SE, 2.48%			49,221
720	Henkel AG & Co. KGaA, 2.60%			58,315
949	Jungheinrich AG, 0.96%			48,490
917	Porsche Automobil Holding SE, 2.64%			87,112
273	Sartorius AG, 0.19%			184,995
252	Sixt SE, 0.06%			24,903
173	STO SE & Co. KGaA, 2.26%			43,528
2,501	Volkswagen AG, 2.74%			505,354
				1,078,085
	Italy—0.0%
1,392	Danieli & C Officine Meccaniche SpA, 1.11%			27,258
	TOTAL PREFERRED STOCK (Cost $946,977)			1,105,343
		7-Day Yield
	SHORT-TERM INVESTMENTS—0.9%
2,284,564	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $2,284,564)††	0.07%		2,284,564
	TOTAL INVESTMENTS, AT VALUE—100.2% (Cost $195,368,487)			244,314,088
	Liabilities in Excess of Other Assets—(0.2)%			(593,297)
	NET ASSETS—100.0%			$243,720,791

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of securities exempt from registration under Rule 144A of the Securities Act of 1933 at December 31, 2021, amounts to approximately $3,519,240, and represents 1.44% of net assets.

†  Denotes all or a portion of security on loan. As of December 31, 2021, the market value of the securities on loan was $7,458,744 (Note 1).

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

‡‡  Affiliated issuer. Assets with a total aggregate market value of $70,794,732 or 29.0% of net assets, were affiliated with the Fund as of December 31, 2021 (Note 2).

§  Fair valued security—Represents fair value as measured based on the Portfolio Valuation policies specified in Note 1. As of December 31 2021, the total value of the fair valued securities was $71,095.

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $5,585,235.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

At December 31, 2021, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Mutual Funds	29.0%
Banks	5.8%
Pharmaceuticals	3.8%
Oil, Gas and Consumable Fuels	3.5%
Metals and Mining	3.3%
Machinery	2.9%
Chemicals	2.7%
Insurance	2.7%
Automobiles	2.3%
Food Products	2.3%
Capital Markets	2.0%
Semiconductors and Semiconductor Equipment	2.0%
Textiles, Apparel and Luxury Goods	1.7%
Real Estate Management and Development	1.5%
Diversified Telecommunication Services	1.4%
Food and Staples Retailing	1.4%
IT Services	1.4%
Trading Companies and Distributors	1.4%
Professional Services	1.3%
Electric Utilities	1.2%
Health Care Equipment and Supplies	1.2%
Household Durables	1.2%
Construction and Engineering	1.1%
Auto Components	1.0%
Beverages	1.0%
Building Products	1.0%
Electrical Equipment	1.0%
Electronic Equipment, Instruments & Components	1.0%
Specialty Retail	1.0%
Wireless Telecommunication Services	1.0%
Hotels, Restaurants & Leisure	0.9%
Road and Rail	0.9%
Software	0.9%
Personal Products	0.8%
Commercial Services & Supplies	0.7%
Industrial Conglomerates	0.7%
Media	0.7%
Aerospace & Defense	0.6%
Health Care Providers and Services	0.6%
Multi-Utilities	0.6%
Air Freight and Logistics	0.5%
Construction Materials	0.5%
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Paper and Forest Products	0.5%
Biotechnology	0.4%
Containers and Packaging	0.4%
Diversified Financial Services	0.4%
Entertainment	0.4%
Life Sciences Tools and Services	0.4%
Multiline Retail	0.4%
Tobacco	0.4%
Gas Utilities	0.3%
Household Products	0.3%
Independent Power and Renewable Electricity Producers	0.3%
Marine	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Transportation Infrastructure	0.3%
Communications Equipment	0.2%
Energy Equipment and Services	0.2%
Interactive Media & Services	0.2%
Internet and Catalog Retail	0.2%
Leisure Equipment and Products	0.2%
Airlines	0.1%
Consumer Finance	0.1%
Distributors	0.1%
Diversified Consumer Services	0.1%
Health Care Technology	0.1%
Thrifts and Mortgage Finance	0.1%
Water Utilities	0.1%
Short-Term Investments	0.9%
Total	100.2%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Value (Note 1)
	COMMON STOCKS—98.3%
	Air Freight and Logistics—2.8%
35,950	United Parcel Service, Inc., Class B	$7,705,523
	Beverages—4.6%
133,350	Keurig Dr. Pepper, Inc.	4,915,281
79,100	Monster Beverage Corp.*	7,596,764
		12,512,045
	Biotechnology—1.9%
59,700	Neurocrine Biosciences, Inc.*	5,084,649
	Capital Markets—5.0%
161,700	Charles Schwab Corp.	13,598,970
	Chemicals—2.3%
18,000	Linde PLC	6,235,740
	Entertainment—4.5%
20,500	Netflix, Inc.*	12,350,020
	Health Care Equipment and Supplies—2.5%
163,000	Boston Scientific Corp.*	6,924,240
	Health Care Providers and Services—3.4%
18,625	UnitedHealth Group, Inc.	9,352,357
	Insurance—3.3%
21,650	Aon PLC, Class A	6,507,124
11,000	Willis Towers Watson PLC	2,612,390
		9,119,514
Shares		Value (Note 1)
	Interactive Media & Services—15.8%
9,940	Alphabet, Inc., Class A*	$28,796,578
42,800	Meta Platforms, Inc., Class A*	14,395,780
		43,192,358
	Internet and Catalog Retail—6.1%
4,955	Amazon.com, Inc.*	16,521,655
	IT Services—19.4%
29,400	Automatic Data Processing, Inc.	7,249,452
43,400	Fiserv, Inc.*	4,504,486
26,550	FleetCor Technologies, Inc.*	5,942,952
52,650	Global Payments, Inc.	7,117,227
21,200	Mastercard, Inc., Class A	7,617,584
65,700	PayPal Holdings, Inc.*	12,389,706
37,000	Visa, Inc., Class A	8,018,270
		52,839,677
	Pharmaceuticals—2.4%
27,050	Zoetis, Inc.	6,601,012
	Semiconductors and Semiconductor Equipment—3.8%
34,850	NVIDIA Corp.	10,249,733
	Software—20.5%
22,050	Adobe, Inc.*	12,503,673
16,900	Intuit, Inc.	10,870,418
97,164	Microsoft Corp.	32,678,196
		56,052,287
	TOTAL COMMON STOCKS (Cost $150,215,847)	268,339,780
TOTAL INVESTMENTS, AT VALUE—98.3% (Cost $150,215,847)	268,339,780
Other Assets in Excess of Liabilities—1.7%	4,745,646
NET ASSETS—100.0%	$273,085,426

Notes to the Schedule of Investments:

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

At December 31, 2021, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	43.7%
Communication Services	20.3%
Health Care	10.2%
Financials	8.3%
Consumer Discretionary	6.1%
Consumer Staples	4.6%
Industrials	2.8%
Materials	2.3%
Total	98.3%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Value (Note 1)
	COMMON STOCKS—98.2%
	Aerospace & Defense—1.0%
48,766	Kratos Defense & Security Solutions, Inc.*	$946,060
68,728	Triumph Group, Inc.*	1,273,530
		2,219,590
	Airlines—3.1%
26,691	Alaska Air Group, Inc.*	1,390,601
112,245	Azul SA, ADR*,†	1,481,634
177,682	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	3,192,946
81,726	JetBlue Airways Corp.*	1,163,778
		7,228,959
	Auto Components—3.3%
38,547	BorgWarner, Inc.	1,737,313
164,753	Dana, Inc.	3,759,664
93,231	Modine Manufacturing Co.*	940,701
67,918	Stoneridge, Inc.*	1,340,701
		7,778,379
	Banks—5.7%
102,613	Bancorp, Inc.*	2,597,135
19,696	BankUnited, Inc.	833,338
169,441	First BanCorp	2,334,897
18,884	Pinnacle Financial Partners, Inc.	1,803,422
24,938	Popular, Inc.	2,045,914
31,098	Webster Financial Corp.	1,736,512
21,111	Wintrust Financial Corp.	1,917,301
		13,268,519
	Biotechnology—2.7%
31,802	ACADIA Pharmaceuticals, Inc.*	742,259
15,058	BioMarin Pharmaceutical, Inc.*	1,330,374
13,839	Exact Sciences Corp.*	1,077,089
11,079	Incyte Corp.*	813,199
38,268	Iovance Biotherapeutics, Inc.*	730,536
91,976	Karyopharm Therapeutics, Inc.*,†	591,406
4,595	United Therapeutics Corp.*	992,887
		6,277,750
	Building Products—4.8%
81,320	Builders FirstSource, Inc.*	6,969,937
77,672	Caesarstone Ltd.	880,801
Shares		Value (Note 1)
	Building Products (Continued)
5,865	Masonite International Corp.*	$691,777
19,377	Trex Co., Inc.*	2,616,476
		11,158,991
	Capital Markets—3.6%
29,856	Carlyle Group, Inc.	1,639,094
10,122	Evercore Inc., Class A	1,375,074
21,391	LPL Financial Holdings, Inc.	3,424,485
19,374	Raymond James Financial, Inc.	1,945,150
		8,383,803
	Chemicals—3.9%
13,354	Albemarle Corp.	3,121,765
26,607	FMC Corp.	2,923,843
46,904	Livent Corp.*,†	1,143,519
74,695	Tronox Holdings PLC, Class A	1,794,921
		8,984,048
	Commercial Services & Supplies—1.1%
112,318	Interface, Inc.	1,791,472
103,333	Pitney Bowes, Inc.	685,098
		2,476,570
	Construction and Engineering—4.8%
28,951	AECOM*	2,239,360
37,702	Granite Construction, Inc.	1,459,067
23,356	MasTec, Inc.*	2,155,292
21,839	Quanta Services, Inc.	2,504,060
221,649	Tutor Perini Corp.*	2,741,798
		11,099,577
	Construction Materials—2.1%
17,041	Eagle Materials, Inc.	2,836,645
53,786	Summit Materials, Inc., Class A*	2,158,970
		4,995,615
	Consumer Finance—0.3%
21,887	Green Dot Corp., Class A*	793,185
	Containers and Packaging—0.7%
31,375	Graphic Packaging Holding Co.	611,812
77,551	Pactiv Evergreen, Inc.	983,347
		1,595,159

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Diversified Consumer Services—2.2%
83,302	2U, Inc.*,†	$1,671,871
53,401	Adtalem Global Education, Inc.*	1,578,534
149,825	Perdoceo Education Corp.*	1,761,942
		5,012,347
	Diversified Telecommunication Services—0.6%
93,575	Radius Global Infrastructure, Inc., Class A*	1,506,557
	Electrical Equipment—1.2%
115,008	Array Technologies, Inc.*	1,804,476
11,872	EnerSys	938,600
		2,743,076
	Electronic Equipment, Instruments & Components—4.0%
12,143	Fabrinet*	1,438,582
109,843	Flex Ltd.*	2,013,422
43,576	II-VI, Inc.*	2,977,548
42,172	Jabil, Inc.	2,966,800
		9,396,352
	Equity Real Estate Investment Trusts (REITs)—2.2%
9,676	Agree Realty Corp.	690,479
59,846	Corporate Office Properties Trust	1,673,893
34,823	NETSTREIT Corp.	797,447
63,616	SITE Centers Corp.	1,007,041
17,633	STAG Industrial, Inc.	845,679
		5,014,539
	Health Care Equipment and Supplies—6.5%
2,472	ABIOMED, Inc.*	887,868
31,718	AngioDynamics, Inc.*	874,783
7,730	Cooper Cos., Inc.	3,238,406
16,179	Hologic, Inc.*	1,238,664
12,775	Insulet Corp.*	3,399,044
9,582	Merit Medical Systems, Inc.*	596,959
14,922	Novocure, Ltd.*	1,120,344
18,063	NuVasive, Inc.*	947,946
9,481	Tandem Diabetes Care, Inc.*	1,427,080
44,388	Varex Imaging Corp.*	1,400,441
		15,131,535
Shares		Value (Note 1)
	Health Care Providers and Services—1.6%
17,904	Acadia Healthcare Co., Inc.*	$1,086,773
58,308	Covetrus, Inc.*	1,164,410
4,537	Molina Healthcare, Inc.*	1,443,129
		3,694,312
	Hotels, Restaurants & Leisure—4.4%
24,349	Boyd Gaming Corp.*	1,596,564
40,287	Caesars Entertainment, Inc.*	3,768,043
49,280	Cheesecake Factory, Inc.*	1,929,312
31,334	Planet Fitness, Inc., Class A*	2,838,234
		10,132,153
	Insurance—3.0%
33,194	Argo Group International Holdings Ltd.	1,928,903
5,176	Everest Re Group Ltd.	1,417,810
8,615	Trupanion, Inc.*	1,137,439
30,328	WR Berkley Corp.	2,498,724
		6,982,876
	Internet and Catalog Retail—0.3%
30,893	Lands' End, Inc.*	606,430
	IT Services—3.5%
11,832	Alliance Data Systems Corp.	787,656
91,729	Brightcove, Inc.*	937,470
30,227	Genpact Ltd.	1,604,449
15,466	LiveRamp Holdings, Inc.*	741,595
131,320	Paya Holdings, Inc.*	832,569
28,275	Paymentus Holdings, Inc., Class A*	989,059
44,187	Switch, Inc., Class A	1,265,516
7,605	WEX, Inc.*	1,067,666
		8,225,980
	Leisure Equipment and Products—1.1%
115,315	Mattel, Inc.*	2,486,191
	Life Sciences Tools and Services—1.1%
20,088	QIAGEN NV*	1,116,491
13,642	Quanterix Corp.*	578,421
41,123	Sotera Health Co.*	968,446
		2,663,358

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Machinery—1.1%
32,701	CIRCOR International, Inc.*	$888,813
69,539	Meritor, Inc.*	1,723,177
		2,611,990
	Marine—0.3%
12,006	Kirby Corp.*	713,396
	Media—1.8%
32,612	Cardlytics, Inc.*,†	2,155,327
83,584	Integral Ad Science Holding Corp.*	1,856,401
4,733	Loyalty Ventures, Inc.*	142,321
		4,154,049
	Metals and Mining—2.3%
112,577	Alamos Gold, Inc., Class A	865,717
102,559	Allegheny Technologies, Inc.*	1,633,765
37,334	Carpenter Technology Corp.	1,089,780
68,091	Pan American Silver Corp.	1,700,232
		5,289,494
	Oil, Gas and Consumable Fuels—1.3%
45,648	Devon Energy Corp.	2,010,794
123,564	Navigator Holdings Ltd.*	1,096,013
		3,106,807
	Pharmaceuticals—1.6%
36,264	Amphastar Pharmaceuticals, Inc.*	844,589
27,987	Pacira BioSciences, Inc.*	1,683,978
43,565	Supernus Pharmaceuticals, Inc.*	1,270,355
		3,798,922
	Professional Services—2.1%
90,572	KBR, Inc.	4,313,038
16,599	Willdan Group, Inc.*	584,285
		4,897,323
	Road and Rail—1.5%
36,190	Knight-Swift Transportation Holdings, Inc.	2,205,419
16,293	XPO Logistics, Inc.*	1,261,567
		3,466,986
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment—9.5%
65,022	MACOM Technology Solutions Holdings, Inc.*	$5,091,223
32,755	MaxLinear, Inc.*	2,469,399
2,925	Monolithic Power Systems, Inc.	1,442,990
15,931	Qorvo, Inc.*	2,491,449
32,275	Semtech Corp.*	2,870,216
7,259	Silicon Laboratories, Inc.*	1,498,403
3,487	SiTime Corp.*	1,020,087
6,790	Universal Display Corp.	1,120,554
37,842	Wolfspeed, Inc.*	4,229,600
		22,233,921
	Software—3.5%
12,634	CommVault Systems, Inc.*	870,735
20,474	Couchbase, Inc.*	511,031
19,308	Model N, Inc.*	579,819
33,982	NCR Corp.*	1,366,076
8,092	Pegasystems, Inc.	904,848
20,773	SS&C Technologies Holdings, Inc.	1,702,971
8,463	Workiva, Inc.*	1,104,337
65,209	Zuora, Inc., Class A*	1,218,104
		8,257,921
	Specialty Retail—1.9%
4,132	Advance Auto Parts, Inc.	991,184
10,312	Floor & Decor Holdings, Inc., Class A*	1,340,663
83,756	Leslie's, Inc.*	1,981,667
		4,313,514
	Thrifts and Mortgage Finance—0.5%
48,434	NMI Holdings, Inc., Class A*	1,058,283
	Trading Companies and Distributors—2.0%
28,775	Beacon Roofing Supply, Inc.*	1,650,247
268,291	MRC Global, Inc.*	1,845,842
9,436	WESCO International, Inc.*	1,241,683
		4,737,772
	TOTAL COMMON STOCKS (Cost $148,465,176)	228,496,229

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Expiration Date	Value (Note 1)
	RIGHTS—0.2%
	Metals and Mining—0.2%
714,382	Pan American Silver Corp., CVR*	02/22/2029	$556,289
	TOTAL RIGHTS (Cost $172,502)		556,289
		7-Day Yield
	SHORT-TERM INVESTMENTS—0.6%
1,490,305	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $1,490,305)††	0.07%	1,490,305
	TOTAL INVESTMENTS, AT VALUE—99.0% (Cost $150,127,983)		230,542,823
	Other Assets in Excess of Liabilities—1.0%		2,215,421
	NET ASSETS—100.0%		$232,758,244

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

CVR—Contingent Voting Rights

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2021, the market value of the securities on loan was $3,324,698 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $1,928,259.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

At December 31, 2021, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Industrials	22.9%
Information Technology	20.7%
Health Care	13.6%
Financials	13.1%
Consumer Discretionary	13.0%
Materials	9.2%
Communication Services	2.4%
Real Estate	2.2%
Energy	1.3%
Short-Term Investments	0.6%
Total	99.0%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2021

Shares		Value (Note 1)
	COMMON STOCKS—98.7%
	Aerospace & Defense—3.1%
5,200	General Dynamics Corp.	$1,084,044
600	Huntington Ingalls Industries, Inc.	112,044
2,800	L3Harris Technologies, Inc.	597,072
3,600	Lockheed Martin Corp.	1,279,476
2,200	Northrop Grumman Corp.	851,554
4,100	Textron, Inc.	316,520
		4,240,710
	Air Freight and Logistics—1.9%
1,700	C.H. Robinson Worldwide, Inc.	182,971
2,200	Expeditors International of Washington, Inc.	295,438
9,600	United Parcel Service, Inc., Class B	2,057,664
		2,536,073
	Auto Components—0.2%
1,500	BorgWarner, Inc.	67,605
800	Lear Corp.	146,360
		213,965
	Automobiles—2.0%
69,900	Ford Motor Co.	1,451,823
20,100	General Motors Co.*	1,178,463
		2,630,286
	Banks—12.9%
118,900	Bank of America Corp.	5,289,861
6,100	Citizens Financial Group, Inc.	288,225
1,900	Comerica, Inc.	165,300
1,643	Commerce Bancshares, Inc.	112,940
700	Cullen/Frost Bankers, Inc.	88,249
2,000	East West Bancorp, Inc.	157,360
10,100	Fifth Third Bancorp	439,855
7,600	First Horizon National Corp.	124,108
38,700	JPMorgan Chase & Co.	6,128,145
13,800	KeyCorp	319,194
1,600	M&T Bank Corp.	245,728
6,000	PNC Financial Services Group, Inc.	1,203,120
13,600	Regions Financial Corp.	296,480
18,700	Truist Financial Corp.	1,094,885
20,889	U.S. Bancorp	1,173,335
1,300	Western Alliance Bancorp	139,945
2,200	Zions Bancorp NA	138,952
		17,405,682
Shares		Value (Note 1)
	Beverages—0.0%
1,300	Molson Coors Beverage Co., Class B	$60,255
	Biotechnology—4.2%
23,200	AbbVie, Inc.	3,141,280
1,800	Biogen, Inc.*	431,856
16,500	Gilead Sciences, Inc.	1,198,065
1,500	Regeneron Pharmaceuticals, Inc.*	947,280
		5,718,481
	Building Products—0.6%
2,600	Fortune Brands Home & Security, Inc.	277,940
4,800	Masco Corp.	337,056
1,900	Owens Corning	171,950
		786,946
	Capital Markets—3.5%
1,600	Ameriprise Financial, Inc.	482,656
12,600	Bank of New York Mellon Corp.	731,808
4,800	Goldman Sachs Group, Inc.	1,836,240
6,500	Invesco Ltd.	149,630
3,800	Jefferies Financial Group, Inc.	147,440
2,900	Northern Trust Corp.	346,869
3,000	Raymond James Financial, Inc.	301,200
2,100	SEI Investments Co.	127,974
3,300	T. Rowe Price Group, Inc.	648,912
		4,772,729
	Chemicals—1.2%
2,200	Celanese Corp.	369,732
6,800	DuPont de Nemours, Inc.	549,304
2,500	Eastman Chemical Co.	302,275
1,700	FMC Corp.	186,813
6,900	Mosaic Co.	271,101
		1,679,225
	Communications Equipment—2.8%
59,100	Cisco Systems, Inc.	3,745,167
	Construction and Engineering—0.2%
1,800	Quanta Services, Inc.	206,388
	Consumer Finance—3.0%
5,300	Ally Financial, Inc.	252,333
10,800	American Express Co.	1,766,880

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Consumer Finance (Continued)
6,500	Capital One Financial Corp.	$943,085
200	Credit Acceptance Corp.*	137,536
4,100	Discover Financial Services	473,796
1,700	OneMain Holdings, Inc.	85,068
8,300	Synchrony Financial	385,037
		4,043,735
	Containers and Packaging—1.1%
28,300	Amcor PLC	339,883
1,500	Berry Global Group, Inc.*	110,670
2,500	Crown Holdings, Inc.	276,550
7,200	International Paper Co.	338,256
1,600	Packaging Corp. of America	217,840
2,800	Sealed Air Corp.	188,916
		1,472,115
	Distributors—0.5%
2,700	Genuine Parts Co.	378,540
5,500	LKQ Corp.	330,165
		708,705
	Diversified Consumer Services—0.2%
3,200	Service Corp. International	227,168
	Diversified Financial Services—0.2%
6,300	Equitable Holdings, Inc.	206,577
1,800	Voya Financial, Inc.	119,358
		325,935
	Electric Utilities—3.2%
3,500	Alliant Energy Corp.	215,145
5,000	Edison International	341,250
2,800	Entergy Corp.	315,420
3,200	Evergy, Inc.	219,552
4,500	Eversource Energy	409,410
17,600	Exelon Corp.	1,016,576
7,700	FirstEnergy Corp.	320,243
3,200	NRG Energy, Inc.	137,856
9,900	PPL Corp.	297,594
14,900	Southern Co.	1,021,842
		4,294,888
	Electrical Equipment—0.1%
2,000	Sensata Technologies Holding PLC*	123,380
Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—0.3%
1,300	Arrow Electronics, Inc.*	$174,551
2,700	Jabil, Inc.	189,945
		364,496
	Food and Staples Retailing—0.9%
1,900	BJ's Wholesale Club Holdings, Inc.*	127,243
10,400	Kroger Co.	470,704
12,100	Walgreens Boots Alliance, Inc.	631,136
		1,229,083
	Food Products—2.7%
10,100	Archer-Daniels-Midland Co.	682,659
2,600	Bunge Ltd.	242,736
1,000	Darling Ingredients, Inc.*	69,290
8,500	General Mills, Inc.	572,730
1,500	JM Smucker Co.	203,730
4,500	Kellogg Co.	289,890
17,200	Kraft Heinz Co.	617,480
8,900	Mondelez International, Inc., Class A	590,159
4,100	Tyson Foods, Inc., Class A	357,356
		3,626,030
	Gas Utilities—0.1%
3,600	UGI Corp.	165,276
	Health Care Equipment and Supplies—0.2%
3,300	Hologic, Inc.*	252,648
	Health Care Providers and Services—7.4%
3,700	AmerisourceBergen Corp.	491,693
4,600	Anthem, Inc.	2,132,284
7,700	Centene Corp.*	634,480
4,800	Cigna Corp.	1,102,224
17,510	CVS Health Corp.	1,806,331
2,100	DaVita, Inc.*	238,896
6,200	HCA Healthcare, Inc.	1,592,904
2,000	Henry Schein, Inc.*	155,060
1,700	Laboratory Corp. of America Holdings*	534,157
2,800	McKesson Corp.	695,996
2,500	Quest Diagnostics, Inc.	432,525

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
1,400	Universal Health Services, Inc., Class B	$181,524
		9,998,074
	Household Durables—1.9%
6,700	DR Horton, Inc.	726,615
5,000	Lennar Corp., Class A	580,800
1,200	Mohawk Industries, Inc.*	218,616
40	NVR, Inc.*	236,355
4,900	PulteGroup, Inc.	280,084
2,800	Tempur Sealy International, Inc.	131,684
1,600	Toll Brothers, Inc.	115,824
1,100	Whirlpool Corp.	258,126
		2,548,104
	Household Products—0.2%
2,200	Kimberly-Clark Corp.	314,424
	Independent Power and Renewable Electricity Producers—0.1%
6,300	Vistra Energy Corp.	143,451
	Industrial Conglomerates—1.4%
10,500	3M Co.	1,865,115
	Insurance—6.8%
9,900	Aflac, Inc.	578,061
200	Alleghany Corp.*	133,518
4,300	Allstate Corp.	505,895
1,200	American Financial Group, Inc.	164,784
5,700	Arch Capital Group Ltd.*	253,365
800	Assurant, Inc.	124,688
6,400	Chubb Ltd.	1,237,184
2,300	Cincinnati Financial Corp.	262,039
600	Everest Re Group Ltd.	164,352
4,000	Fidelity National Financial, Inc.	208,720
1,500	First American Financial Corp.	117,345
1,300	Globe Life, Inc.	121,836
5,100	Hartford Financial Services Group, Inc.	352,104
2,800	Lincoln National Corp.	191,128
3,700	Loews Corp.	213,712
200	Markel Corp.*	246,800
12,700	MetLife, Inc.	793,623
3,000	Old Republic International Corp.	73,740
3,800	Principal Financial Group, Inc.	274,854
Shares		Value (Note 1)
	Insurance (Continued)
8,300	Progressive Corp.	$851,995
5,600	Prudential Financial, Inc.	606,144
600	RenaissanceRe Holdings, Ltd.	101,598
6,500	Travelers Cos., Inc.	1,016,795
1,800	Willis Towers Watson PLC	427,482
2,500	WR Berkley Corp.	205,975
		9,227,737
	Internet and Catalog Retail—0.6%
12,500	eBay, Inc.	831,250
	IT Services—1.3%
3,400	Genpact Ltd.	180,472
11,800	International Business Machines Corp.	1,577,188
		1,757,660
	Leisure Equipment and Products—0.1%
1,300	Brunswick Corp.	130,949
	Life Sciences Tools and Services—0.2%
400	Bio-Rad Laboratories, Inc., Class A*	302,228
	Machinery—2.3%
4,300	Deere & Co.	1,474,427
2,700	Dover Corp.	490,320
800	Oshkosh Corp.	90,168
1,800	Parker-Hannifin Corp.	572,616
1,000	Snap-on, Inc.	215,380
3,400	Westinghouse Air Brake Technologies Corp.	313,174
		3,156,085
	Media—2.9%
64,200	Comcast Corp., Class A	3,231,186
6,200	Fox Corp., Class A	228,780
4,100	Interpublic Group of Cos., Inc.	153,545
3,900	Omnicom Group, Inc.	285,753
		3,899,264
	Metals and Mining—1.3%
10,500	Newmont Corp.	651,210
5,500	Nucor Corp.	627,825
1,100	Reliance Steel & Aluminum Co.	178,442

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Metals and Mining (Continued)
3,800	Steel Dynamics, Inc.	$235,866
		1,693,343
	Multi-Utilities—1.1%
11,300	Dominion Energy, Inc.	887,728
9,600	Public Service Enterprise Group, Inc.	640,608
		1,528,336
	Multiline Retail—1.5%
9,000	Target Corp.	2,082,960
	Oil, Gas and Consumable Fuels—5.1%
4,800	APA Corp.	129,072
10,600	EOG Resources, Inc.	941,598
59,300	Exxon Mobil Corp.	3,628,567
31,700	Kinder Morgan, Inc.	502,762
10,235	Marathon Oil Corp.	168,059
5,900	ONEOK, Inc.	346,684
3,400	Ovintiv, Inc.	114,580
5,700	Valero Energy Corp.	428,127
21,800	Williams Cos., Inc.	567,672
		6,827,121
	Pharmaceuticals—6.4%
34,600	Johnson & Johnson	5,919,022
35,500	Merck & Co., Inc.	2,720,720
		8,639,742
	Professional Services—0.1%
1,800	Booz Allen Hamilton Holding Corp.	152,622
	Real Estate Management and Development—0.4%
2,100	CBRE Group, Inc., Class A*	227,871
900	Jones Lang LaSalle, Inc.*	242,406
		470,277
	Road and Rail—0.3%
400	AMERCO	290,492
2,300	Knight-Swift Transportation Holdings, Inc.	140,162
		430,654
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment—0.1%
1,500	First Solar, Inc.*	$130,740
	Software—3.6%
7,400	NortonLifeLock, Inc.	192,252
52,800	Oracle Corp.	4,604,688
		4,796,940
	Specialty Retail—4.6%
1,200	Advance Auto Parts, Inc.	287,856
1,500	AutoNation, Inc.*	175,275
310	AutoZone, Inc.*	649,881
2,300	CarMax, Inc.*	299,529
800	Dick's Sporting Goods, Inc.†	91,992
13,300	Lowe's Cos., Inc.	3,437,784
1,300	O'Reilly Automotive, Inc.*	918,099
1,100	Penske Automotive Group, Inc.	117,942
1,000	Williams-Sonoma, Inc.	169,130
		6,147,488
	Technology Hardware, Storage & Peripherals—0.9%
23,300	Hewlett Packard Enterprise Co.	367,441
23,200	HP, Inc.	873,944
		1,241,385
	Textiles, Apparel and Luxury Goods—0.3%
2,000	Capri Holdings, Ltd.*	129,820
900	PVH Corp.	95,985
1,600	Skechers U.S.A., Inc., Class A*	69,440
1,800	Tapestry, Inc.	73,080
		368,325
	Tobacco—2.4%
25,800	Altria Group, Inc.	1,222,662
21,800	Philip Morris International, Inc.	2,071,000
		3,293,662
	Trading Companies and Distributors—0.2%
1,000	United Rentals, Inc.*	332,290

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

Shares		Value (Note 1)
	Water Utilities—0.1%
3,000	Essential Utilities, Inc.	$161,070
	TOTAL COMMON STOCKS (Cost $101,047,215)	133,300,662
Shares		Value (Note 1)
	EXCHANGE-TRADED FUND—1.0%
7,700	iShares Russell 1000 Value ETF (Cost $1,275,345)	$1,293,061
		7-Day Yield
	SHORT-TERM INVESTMENTS—0.1%
79,900	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $79,900)††	0.07%	79,900
	TOTAL INVESTMENTS, AT VALUE—99.8% (Cost $102,402,460)		134,673,623
	Other Assets in Excess of Liabilities—0.2%		332,414
	NET ASSETS—100.0%		$135,006,037

Notes to the Schedule of Investments:

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2021, the market value of the securities on loan was $78,193 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $0.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

At December 31, 2021, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Financials	27.5%
Health Care	18.4%
Consumer Discretionary	11.8%
Industrials	10.2%
Information Technology	8.9%
Consumer Staples	6.3%
Energy	5.1%
Utilities	4.7%
Materials	3.6%
Communication Services	2.9%
Real Estate	0.3%
Short-Term Investments	0.1%
Total	99.8%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$173,519,356	$268,339,780	$230,542,823	$134,673,623
Affiliated investment company, at value (Note 1)***—see accompanying Schedule of Investments	70,794,732	—	—	—
Cash (Note 1)	1,338,760	4,965,132	3,110,882	124,300
Cash denominated in foreign currencies****	287,419	—	—	—
Receivable from:
Securities sold	42,176	—	834,837	269,406
Capital stock subscriptions	43,132	8,288	3,781	2,626
Dividends and interest	639,498	44,594	118,584	155,314
Total assets	246,665,073	273,357,794	234,610,907	135,225,269
Liabilities:
Payable for:
Securities purchased	390,278	—	74,471	—
Investment Adviser, net (Note 2)	75,631	132,207	164,211	48,293
Capital stock redemptions	30,619	17,336	9,416	3,535
Payable upon return of securities loaned (Note 1)	2,284,564	—	1,490,305	79,900
Accrued expenses and other liabilities	163,190	122,825	114,260	87,504
Total liabilities	2,944,282	272,368	1,852,663	219,232
Net assets	$243,720,791	$273,085,426	$232,758,244	$135,006,037
Net assets consist of:
Paid-in capital	$264,295,118	$148,226,739	$148,496,374	$101,820,410
Total distributable earnings (loss)	(20,574,327)	124,858,687	84,261,870	33,185,627
Net assets	$243,720,791	$273,085,426	$232,758,244	$135,006,037
Shares outstanding#	16,863,254	8,062,217	8,225,644	8,771,187
Net asset value, offering price and redemption price per share	$14.45	$33.87	$28.30	$15.39
* Cost of investments	$137,678,867	$150,215,847	$150,127,983	$102,402,460
** Includes securities on loan with market values of	$7,458,744	$—	$3,324,698	$78,193
*** Cost of affiliated investment	$57,689,620	$—	$—	$—
**** Cost of cash denominated in foreign currencies	$284,967	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Dividends-Unaffiliated*	$4,572,049	$977,538	$1,305,314	$2,845,103
Dividends-Affiliated	1,756,590	—	—	—
Securities lending income	34,758	6,461	23,866	233
Total investment income	6,363,397	983,999	1,329,180	2,845,336
Expenses:
Investment advisory fee (Note 2)	733,682	1,508,719	1,957,732	528,305
Custody, fund accounting, transfer agent and administration fees	416,597	248,752	256,871	162,873
Professional fees	57,062	42,990	39,823	33,126
Directors' fees and expenses	43,902	51,906	43,249	24,944
Printing and shareholder reporting	22,425	21,688	20,189	17,150
Compliance expenses	21,849	24,635	21,853	11,663
Other	45,170	50,364	45,970	21,533
Total expenses	1,340,687	1,949,054	2,385,687	799,594
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(32,474)	—	—	—
Net expenses	1,308,213	1,949,054	2,385,687	799,594
Net investment income (loss)	5,055,184	(965,055)	(1,056,507)	2,045,742
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investment transactions	4,081,152	48,290,835	41,866,634	12,810,644
Affiliated investment transactions	1,501,591	—	—	—
Foreign currency transactions	(3,608)	—	—	—
Net realized gain	5,579,135	48,290,835	41,866,634	12,810,644
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,086,864	2,567,288	(4,017,610)	15,633,481
Affiliated investments	459,821	—	—	—
Foreign currency translation	(38,028)	—	—	—
Net change in unrealized appreciation (depreciation)	12,508,657	2,567,288	(4,017,610)	15,633,481
Net realized and unrealized gain	18,087,792	50,858,123	37,849,024	28,444,125
Net increase in net assets resulting from operations	$23,142,976	$49,893,068	$36,792,517	$30,489,867
* Net of foreign taxes withheld of:	$436,080	$—	$34,822	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$5,055,184	$3,083,090	$(965,055)	$(814,592)
Net realized gain on investments and foreign currency transactions	5,579,135	1,908,587	48,290,835	29,598,504
Net change in unrealized appreciation on investments and foreign currency	12,508,657	12,558,535	2,567,288	25,934,642
Net increase in net assets resulting from operations	23,142,976	17,550,212	49,893,068	54,718,554
Distributions to shareholders	(5,778,411)	(3,020,968)	(46,706,905)	(26,882,948)
Tax return of capital	(9,041)	—	—	—
Total distributions to shareholders	(5,787,452)	(3,020,968)	(46,706,905)	(26,882,948)
Fund share transactions (Note 4):
Proceeds from shares sold	36,442,359	17,865,249	21,205,923	15,187,273
Net asset value of shares issued on reinvestment of distributions	5,787,452	3,020,968	46,706,905	26,882,948
Cost of shares repurchased	(25,790,986)	(21,461,880)	(34,035,704)	(44,498,570)
Net increase (decrease) in net assets resulting from Fund share transactions	16,438,825	(575,663)	33,877,124	(2,428,349)
Total change in net assets	33,794,349	13,953,581	37,063,287	25,407,257
Net assets:
Beginning of year	209,926,442	195,972,861	236,022,139	210,614,882
End of year	$243,720,791	$209,926,442	$273,085,426	$236,022,139
The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(1,056,507)	$(310,837)	$2,045,742	$1,774,852
Net realized gain (loss) on investments and foreign currency transactions	41,866,634	3,766,804	12,810,644	(11,815,864)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,017,610)	30,852,530	15,633,481	6,932,860
Net increase (decrease) in net assets resulting from operations	36,792,517	34,308,497	30,489,867	(3,108,152)
Distributions to shareholders	(38,615,861)	(4,405,395)	(2,054,256)	(2,730,257)
Total distributions to shareholders	(38,615,861)	(4,405,395)	(2,054,256)	(2,730,257)
Fund share transactions (Note 4):
Proceeds from shares sold	22,561,242	24,481,431	23,868,898	11,851,096
Net asset value of shares issued on reinvestment of distributions	38,615,861	4,405,395	2,054,256	2,730,257
Cost of shares repurchased	(40,886,502)	(25,874,157)	(17,237,564)	(10,748,201)
Net increase in net assets resulting from Fund share transactions	20,290,601	3,012,669	8,685,590	3,833,152
Total change in net assets	18,467,257	32,915,771	37,121,201	(2,005,257)
Net assets:
Beginning of year	214,290,987	181,375,216	97,884,836	99,890,093
End of year	$232,758,244	$214,290,987	$135,006,037	$97,884,836

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of year	$13.33		$12.42		$10.60	$13.58		$11.12
Income from investment operations:
Net investment income‡	0.32		0.20		0.27	0.19		0.17
Net realized and unrealized gain (loss) on investments	1.15		0.90		1.88	(2.99)		2.50
Total from investment operations	1.47		1.10		2.15	(2.80)		2.67
Less distributions to shareholders:
From net investment income	(0.35)		(0.19)		(0.30)	(0.18)		(0.21)
From return of capital	0.00	*	—		(0.03)	—		—
Total distributions	(0.35)		(0.19)		(0.33)	(0.18)		(0.21)
Net asset value, end of year	$14.45		$13.33		$12.42	$10.60		$13.58
Total Return+	11.05%		8.90%		20.32%	(20.57)%		24.05%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$243,721		$209,926		$195,973	$169,923		$244,167
Net expenses to average daily net assets	0.57	%•	0.62	%•	0.63%•	0.92	%•	0.90%
Net investment income to average daily net assets	2.20	%•	1.77	%•	2.34%•	1.50	%•	1.33%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.58	%•	0.65	%•	0.68%•	0.98	%•	N/A
Net investment income	2.19	%•	1.74	%•	2.30%•	1.43	%•	N/A
Portfolio turnover rate	9%		10%		13%	117	%?	10%

*  Represents amounts less than $0.005 per share.

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of year	$33.48	$29.33	$22.85	$27.01	$19.97
Income from investment operations:
Net investment loss‡	(0.14)	(0.12)	(0.07)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	7.32	8.46	8.31	(1.12)	7.83
Total from investment operations	7.18	8.34	8.24	(1.15)	7.78
Less distributions to shareholders:
From net realized capital gains	(6.79)	(4.19)	(1.76)	(3.01)	(0.74)
Net asset value, end of year	$33.87	$33.48	$29.33	$22.85	$27.01
Total Return+	21.49%	28.89%	36.09%	(4.95)%	38.97%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$273,085	$236,022	$210,615	$168,222	$193,379
Net expenses to average daily net assets	0.75%	0.78%	0.77%	0.75%	0.73%
Net investment loss to average daily net assets	(0.37)%	(0.38)%	(0.25)%	(0.11)%	(0.20)%
Portfolio turnover rate	32%	31%	22%	34%	49%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of year	$28.77	$25.05	$21.14	$31.24	$29.28
Income from investment operations:
Net investment loss‡	(0.15)	(0.04)	(0.04)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	5.24	4.35	6.11	(4.23)	5.55
Total from investment operations	5.09	4.31	6.07	(4.28)	5.54
Less distributions to shareholders:
From net investment income	—	—	—	(0.09)	—
From net realized capital gains	(5.56)	(0.59)	(2.16)	(5.73)	(3.58)
Total distributions	(5.56)	(0.59)	(2.16)	(5.82)	(3.58)
Net asset value, end of year	$28.30	$28.77	$25.05	$21.14	$31.24
Total Return+	17.74%	17.73%	28.85%	(14.15)%	19.02%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$232,758	$214,291	$181,375	$156,007	$209,284
Net expenses to average daily net assets	1.04%	1.10%	1.10%	1.07%	1.05%
Net investment loss to average daily net assets	(0.46)%	(0.19)%	(0.15)%	(0.15)%	(0.04)%
Portfolio turnover rate	38%	32%	20%	26%	20%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of year	$12.02	$12.80	$11.06	$13.93	$12.89
Income from investment operations:
Net investment income‡	0.24	0.23	0.22	0.20	0.21
Net realized and unrealized gain (loss) on investments	3.37	(0.66)	2.16	(1.88)	1.73
Total from investment operations	3.61	(0.43)	2.38	(1.68)	1.94
Less distributions to shareholders:
From net investment income	(0.24)	(0.22)	(0.22)	(0.20)	(0.21)
From net realized capital gains	—	(0.13)	(0.42)	(0.99)	(0.69)
Total distributions	(0.24)	(0.35)	(0.64)	(1.19)	(0.90)
Net asset value, end of year	$15.39	$12.02	$12.80	$11.06	$13.93
Total Return+	30.01%	(3.16)%	21.52%	(12.07)%	14.99%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$135,006	$97,885	$99,890	$85,437	$99,501
Net expenses to average daily net assets	0.65%	0.68%	0.68%	0.64%	0.64%
Net investment income to average daily net assets	1.67%	2.09%	1.73%	1.47%	1.57%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	0.72%	0.69%	0.66%	0.64%
Net investment income	N/A	2.06%	1.72%	1.45%	1.56%
Portfolio turnover rate	61%	157%?	107%	82%	75%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2021, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

M International Equity Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP ("DFA") defines the Non-U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the Non-U.S. Universe it represents) of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by Dimensional's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the DFA Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies. As of the date of this Annual Report, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to smaller capitalization, lower relative price, and/or higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, and/or lower profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, DFA may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In assessing profitability, DFA considers different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria DFA uses for assessing relative price and profitability are subject to change from time to time. DFA determines company size on a country or region-specific basis and based primarily on market capitalization. DFA may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that DFA determines to be appropriate. In assessing a company's investment characteristics, DFA considers ratios such as recent changes in assets divided by total assets. The criteria DFA uses for assessing a company's investment characteristics are subject to change from time to time.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point. In order to determine a target P/E, DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach,

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted.

M Capital Appreciation Fund

M Capital Appreciation Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of December 31, 2021, the market capitalization range of companies in the Russell 2500® Index was between approximately $0.03 billion and $38.9 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

M Large Cap Value Fund

M Large Cap Value Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC ("Brandywine"), the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index (the "Index"). As of December 31, 2021, the market capitalization range of companies in the Index was between approximately $435.8 million to $2.9 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

nine months ago must place it above the lower quartile of other universe stocks when ranked by nine month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange (other than the National Association of Securities Dealers Automated Quotation System "NASDAQ") are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange (other than NASDAQ) are valued at the most recent bid price. Equity securities and other similar investments traded on NASDAQ are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 0.5%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less). Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the fair value hierarchy.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace,

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2021, the M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following is a summary of the inputs used as of December 31, 2021 in valuing the M International Equity Fund investments:

Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$10,754,746	$—	$—	$10,754,746
Austria	774,498	—	—	774,498
Belgium	1,559,330	—	—	1,559,330
Canada	18,459,882	—	—	18,459,882
Denmark	4,222,827	—	—	4,222,827
Finland	2,482,592	—	—	2,482,592
France	14,743,126	—	—	14,743,126
Germany	12,504,847	—	—	12,504,847
Hong Kong	4,063,906	—	—	4,063,906
Ireland	1,295,245	—	—	1,295,245
Israel	1,702,276	—	—	1,702,276
Italy	4,261,603	—	—	4,261,603
Japan	36,771,594	71,095	—	36,842,689
Netherlands	6,346,691	—	—	6,346,691
New Zealand	685,081	—	—	685,081
Norway	1,569,559	—	—	1,569,559
Portugal	383,232	—	—	383,232
Singapore	1,418,238	—	—	1,418,238

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Spain	$3,299,507	$—	$—	$3,299,507
Sweden	5,962,570	—	—	5,962,570
Switzerland	14,045,728	—	—	14,045,728
United Kingdom	22,736,477	—	—	22,736,477
United States	11,085	—	—	11,085
Total Common Stocks	170,054,640	71,095	—	170,125,735
Affiliated Investment Company
United States	70,794,732	—	—	70,794,732
Warrants
Canada	2,887	—	—	2,887
Rights
Austria	—	—	—	—
Spain	827	—	—	827
Total Rights	827	—	—	827
Preferred Stocks
Germany	1,078,085	—	—	1,078,085
Italy	27,258	—	—	27,258
Total Preferred Stocks	1,105,343	—	—	1,105,343
Short-Term Investments
Investments in Security Lending Collateral	—	2,284,564	—	2,284,564
Total	$241,958,429	$2,355,659	$—	$244,314,088

At December 31, 2021, Level 2 Common Stocks were priced based upon a fair value determination by the Valuation Committee.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Expenses of the Corporation that can be directly attributed to a particular fund are charged to that Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Additionally, the Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Funds' Statements of Operations or in the expense ratios included in the financial highlights.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) and non-cash (U.S. Treasuries and Agencies) as collateral against the loaned securities. Cash collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102% or 105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102% or 105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2021.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$2,284,564	$—	$2,284,564	$—	$2,284,564	$—
M Capital Appreciation Fund	1,490,305	—	1,490,305	—	1,490,305	—
M Large Cap Value Fund	79,900	—	79,900	—	79,900	—

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2021.

Fund	Security Type	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
M International Equity Fund	Common Stocks	$2,284,564	$—	$—	$—	$2,284,564
M Capital Appreciation Fund	Common Stocks	1,490,305	—	—	—	1,490,305
M Large Cap Value Fund	Common Stocks	79,900	—	—	—	79,900

In addition, the Funds received non-cash collateral in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedules of Investments as follows:

Fund	Value of Securities Loaned with Non-Cash Collateral	Value of Non-Cash Collateral
M International Equity Fund	$5,267,536	$5,585,235
M Capital Appreciation Fund	1,883,636	1,928,259

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds evaluate the Funds' tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is "more likely than not" to be sustained

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

assuming examination by taxing authorities. The Funds did not have any unrecognized tax benefits as of December 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2018 through December 2020. No examination of any of the Funds' tax filings is currently in progress.

Significant Concentrations

The Funds maintain a demand deposit in excess of Federal Deposit Insurance Company ("FDIC") Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Funds manage this risk by dealing with a major financial institution and monitoring its credit worthiness.

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	For the period January 1, 2021 through
February 28, 2021:
0.15% on all assets plus (and only with
respect to Fund assets which are not invested
in a mutual fund that is advised by the Fund's
sub-adviser):
0.32% on the first $100 million
0.27% on the amounts thereafter
For the period March 1, 2021 through
December 31, 2021:
0.15% on all assets plus (and only with
respect to Fund assets which are not invested
in a mutual fund that is advised by the Fund's
sub-adviser):
0.25% on the first $100 million
0.20% on the amounts thereafter
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts thereafter

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Fund	Total Advisory Fees
M Capital Appreciation Fund	0.90% on the first $125 million
0.80% on the amounts thereafter
M Large Cap Value Fund	0.43%

Prior to May 1, 2021 and for the period May 1, 2021 to April 30, 2022, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2021, the Adviser reimbursed $32,474 of other expenses for the M International Equity Fund.

The Adviser has engaged Dimensional Fund Advisors LP, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Brandywine Global Investment Management, LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	For the period January 1, 2021 through
February 28, 2021:
0.32% on the first $100 million
0.27% on the amounts thereafter
For the period March 1, 2021 through
December 31, 2021:
0.25% on the first $100 million
0.20% on the amounts thereafter
Sub-adviser shall not receive any sub-
advisory fee for its sub-advisory services to
the M International Equity Fund with respect
to assets of the M International Equity Fund
invested in any other mutual fund advised by
the Sub-Adviser.
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts thereafter
M Capital Appreciation Fund	0.75% on the first $125 million
0.65% on the amounts thereafter
M Large Cap Value Fund	0.28%

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged by the Distributor for its services.

The Corporation pays no compensation to its officers. As of December 31, 2021, the Corporation pays each Non-Interested Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $25,000. Each member of the Audit Committee and each member of the Nominating and Corporate Governance Committee receives $1,500 per meeting of the Audit Committee or Nominating and Corporate Governance Committee that he or she attends. The Chairman of the Board and Audit Committee Chair receive an additional $10,000 annually.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common management. The Company which is an affiliate of the M International Equity Fund as of December 31, 2021, is noted in the Fund's Schedule of Investments. During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by Dimensional Fund Advisors LP for the M International Equity Fund were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized (Depreciation)	Value, End of Period	Dividend Income	Shares End of Period
DFA Emerging Markets Core Equity Portfolio	$64,116,944	$10,717,538	$(6,001,162)	$1,501,591	$459,821	$70,794,732	$1,756,590	2,827,266

The DFA Emerging Markets Core Equity Portfolio is registered under the 1940 Act as an open-end management investment company. The M International Equity Fund may redeem its investment from the DFA Emerging Markets Core Equity Portfolio at any time if the Adviser determines that it is in the best interest of the M International Equity Fund and its shareholders to do so.

The performance of the M International Equity Fund will be directly affected by the performance of the DFA Emerging Markets Core Equity Portfolio. The financial statements of the DFA Emerging Markets Core Equity Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the M International Equity Fund's financial statements. As of December 31, 2021, the percentage of M International Equity Fund net assets invested in the DFA Emerging Markets Core Equity Portfolio was 29.0%.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2021, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$36,028,477	$20,425,655
M Large Cap Growth Fund	83,103,635	100,294,712
M Capital Appreciation Fund	85,131,793	103,509,643
M Large Cap Value Fund	82,644,826	73,834,385

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	2,512,137	1,612,840	567,120	495,406
Shares repurchased	(1,796,681)	(1,871,283)	(909,133)	(1,441,807)
Distributions reinvested	401,110	227,140	1,353,645	816,854
Net increase (decrease)	1,116,566	(31,303)	1,011,632	(129,547)
Fund Shares:
Beginning of year	15,746,688	15,777,991	7,050,585	7,180,132
End of year	16,863,254	15,746,688	8,062,217	7,050,585
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares sold	695,986	1,183,802	1,673,572	1,095,070
Shares repurchased	(1,273,756)	(1,160,096)	(1,177,618)	(998,357)
Distributions reinvested	1,353,989	186,379	133,245	241,561
Net increase	776,219	210,085	629,199	338,274
Fund Shares:
Beginning of year	7,449,425	7,239,340	8,141,988	7,803,714
End of year	8,225,644	7,449,425	8,771,187	8,141,988

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Risks Related to COVID-19 Pandemic

Beginning in January 2020, global financial markets experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The extent of the impact from the COVID-19 outbreak on the financial performance of the Funds continues to depend on developments, including duration and spread of the outbreak, related advisories and restrictions, and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. If the financial markets and/or the overall economy continue to be impacted for an extended period of time, the Funds' results of operations may be materially adversely affected.

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2021 John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona and Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.) each owned 5% or more of the Funds' shares. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2021 the ownership of each Fund was as follows:

	Percentage of Ownership(1)
	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	38.7%	43.2%	5.2%	5.2%
M Large Cap Growth Fund	51.8%	32.0%	6.2%	1.4%
M Capital Appreciation Fund	48.2%	36.5%	1.8%	6.6%
M Large Cap Value Fund	52.4%	32.0%	5.0%	1.3%

(1)  The balance of the Funds' shares are owned by shareholders with less than 5% beneficial interest.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information

At December 31, 2021, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$196,112,696	$57,882,801	$(9,681,410)	$48,201,391
M Large Cap Growth Fund	150,254,669	121,506,360	(3,421,249)	118,085,111
M Capital Appreciation Fund	151,435,218	88,809,110	(9,701,505)	79,107,605
M Large Cap Value Fund	102,994,307	32,664,113	(984,797)	31,679,316

The tax character of distributions paid during 2021 and 2020 was as follows:

	December 31, 2021 Amount	December 31, 2020 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$5,778,411	$3,020,968
Return Of Capital	9,041	—
Total Distributions	$5,787,452	$3,020,968
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$5,014,895	$—
Long-Term Capital Gain	41,692,010	26,882,948
Total Distributions	$46,706,905	$26,882,948
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$3,387,174	$—
Long-Term Capital Gain	35,228,687	4,405,395
Total Distributions	$38,615,861	$4,405,395
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$2,053,448	$1,757,583
Long-Term Capital Gain	808	972,674
Total Distributions	$2,054,256	$2,730,257

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

At December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Late Year Ordinary and Post October Loss Deferrals	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$—	$—	$(68,748,033)	$(39,151)	$48,212,857	$(20,574,327)
M Large Cap Growth Fund	805,532	5,968,044	—	—	118,085,111	124,858,687
M Capital Appreciation Fund	—	5,154,265	—	—	79,107,605	84,261,870
M Large Cap Value Fund	—	1,506,311	—	—	31,679,316	33,185,627

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2021, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $16,770,271 and unused long-term capital losses of $51,977,762 permitted to be carried for an unlimited period. In addition, at December 31, 2021 M International Equity Fund used capital loss carryforwards of $5,401,131.

M Large Cap Value Fund used capital loss carryforwards of $11,136,063.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2021, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, ordinary losses, partnerships and passive foreign investment company gains and losses.

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of beneficial interest in M Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M Fund, Inc. since 2008.

Philadelphia, Pennsylvania
February 22, 2022

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Meeting Results

A Special Meeting of Shareholders of the Corporation (the "Shareholder Meeting") was held on September 21, 2021. The purpose of the Shareholder Meeting was to ask shareholders to approve the election of Directors. The results of the votes of the Shareholder Meeting are as set forth below.

M International Equity Fund

Director	Votes cast "for"	Votes cast "withheld"
Wayne Pierson	15,220,134.530	342,495.342
Bruce Madding	15,222,941.920	339,687.952
Nancy Crouse	15,238,503.452	324,126.420
Mary Zeven	15,222,941.920	339,687.952
Peter Mullin	15,220,134.530	342,495.342
Malcolm "Skip" Cowen II	15,238,503.452	324,126.420
James Kaplan	15,238,503.452	324,126.420

M Large Cap Growth Fund

Director	Votes cast "for"	Votes cast "withheld"
Wayne Pierson	6,927,733.304	12,599.669
Bruce Madding	6,929,109.363	11,223.610
Nancy Crouse	6,929,109.363	11,223.610
Mary Zeven	6,929,109.363	11,223.610
Peter Mullin	6,927,733.304	12,599.669
Malcolm "Skip" Cowen II	6,929,109.363	11,223.610
James Kaplan	6,929,109.363	11,223.610

M Capital Appreciation Fund

Director	Votes cast "for"	Votes cast "withheld"
Wayne Pierson	6,756,523.017	165,766.592
Bruce Madding	6,757,255.708	165,033.901
Nancy Crouse	6,757,255.708	165,033.901
Mary Zeven	6,757,255.708	165,033.901
Peter Mullin	6,756,523.017	165,766.592
Malcolm "Skip" Cowen II	6,757,255.708	165,033.901
James Kaplan	6,757,255.708	165,033.901

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Shareholder Meeting Results (Continued)

M Large Cap Value Fund

Director	Votes cast "for"	Votes cast "withheld"
Wayne Pierson	8,221,166.344	127,833.481
Bruce Madding	8,222,757.907	126,241.918
Nancy Crouse	8,222,757.907	126,241.918
Mary Zeven	8,222,757.907	126,241.918
Peter Mullin	8,221,166.344	127,833.481
Malcolm "Skip" Cowen II	8,222,757.907	126,241.918
James Kaplan	8,222,757.907	126,241.918

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables

Interested Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Peter W. Mullin(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 81	Director	Indefinite 26 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency), 2008 to 2021. Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits), 2012 to present.	4	N/A
Malcolm L. "Skip" Cowen II(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 62	Director	Indefinite Since September 2021	President, Cornerstone Advisors Asset Management, LLC and Cornerstone Institutional Investors, LLC, 2002 to present.	4	M Financial Investment Advisers, Inc, 1999 to present; and Gettysburg College Board of Trustees, 2012 to present.
James "Jim" Kaplan(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 60	Director	Indefinite Since September 2021	Chief Executive Officer-KB Financial Companies, LLC-2016 to present; and Principal-KB Financial Partners, LLC-2009 to present.	4

M Financial Investment Advisers, Inc, 2021 to present; and M Financial Holdings, Inc., 2019 to present; M Life Insurance Company, 2019 to present; and The Mariano Rivera Foundation, April 2021 to present.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

(2)  Messrs. Mullin, Cowen, and Kaplan are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 16.5% of the stock of M Financial Group, which controls the Adviser.

•  Mr. Cowen is a Director of the Adviser.

•  Mr. Kaplan is a Director of the Adviser and of M Financial Group.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 71	Director, Chair of the Board and Nominating and Corporate Governance Committee Chair	Indefinite Nine Years	President, Acorn Investors LLC (investment holding company), 2005 to present; Principal, Clifford Capital Partners LLC (investment manager), 2010 to present.	4	Director, Oaktree Capital Group, 2007 to 2019 (investment manager).
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 70	Director and Audit Committee Chair	Indefinite 13 Years	Retired. Chief Executive Officer, C.M.Capital Corp., 2010 to February 2021; Chief Investment Officer, C.M. Capital Corp., 2011 to 2018.	4	Vice-Chair and Director, C.M. Capital Corp., February 2021 to present.
Nancy Crouse 1125 NW Couch St., Suite 900 Portland, OR 97209 63	Director	Indefinite Two Years	Retired. Senior Vice President and Portfolio Manager, Nuveen Investments (investment manager), 2005 to 2016.	4	Director, Women's Economic Ventures (non-profit), 2016 to present; and Treasurer, Women's Economic Ventures (non-profit), 2018 to present.
Mary Moran Zeven 1125 NW Couch St., Suite 900 Portland, OR 97209 60	Director	Indefinite Two Years	Director, Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to present; Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (custodial bank), 2000 to 2019.	4	N/A

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bridget McNamara-Fenesy 125 NW Couch St., Suite 900 Portland, OR 97209 63	President	One Year Five Years

President and CEO, M Securities Holdings, Inc. 2017 to present; President, M Financial Investment Advisers, Inc., 2016 to present; Vice President, M Holdings Securities, Inc. 2016 to 2017; Interim Chief Compliance Officer, M Holdings Securities, Inc., March 2016 to September 2016; and President, Two Gaits Consulting 2001 to 2016.

Valerie Pimenta 1125 NW Couch St., Suite 900 Portland, OR 97209 44	Vice President	One Year Four Years

Vice President and Chief Operation Officer, M Holdings Securities, Inc., 2017 to present; Vice President, M Financial Investment Advisers, Inc., 2018 to present; and Vice President of Legal and Compliance, Fisher Investments, 2002 to 2017.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 56	Secretary and Treasurer	One Year 15 Years

Accounting Director, M Financial Group, 1999 to present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Asset Management, Inc., 2016 to present.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Schedules of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT is available on the Corporation's website at www.mfin.com/m-funds and on the SEC's website at www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2021 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	0.01%
M Large Cap Growth Fund	13.65%
M Capital Appreciation Fund	25.33%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $41,692,010, $35,228,687 and $808, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2021:

•  the total amount of foreign taxes creditable was $297,734

•  the total amount of income sourced from foreign countries was $5,006,935

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

ANNUAL REPORT OF LIQUIDITY RISK MANAGEMENT PROGRAM ADMINISTRATOR

Rule 22e-4 of the 1940 Act (the "Rule") requires that the Liquidity Risk Management Program Administrator (the "LPA") for the Fund periodically, but no less frequently than annually, review and provide the Board a written report that assesses the adequacy of the Liquidity Risk Management Program (the "Program") and the effectiveness of its implementation including, if applicable, the operation of the Highly Liquid Investment Minimum (the "HLIM") for each Fund and any material changes to the Program.

At a meeting of the Board held on November 18, 2021 the LPA presented and the Board reviewed a written report covering the period October 1, 2020 through September 30, 2021 (the "Review Period"). The LPA conducted various liquidity risk assessments during the Review Period, including an annual Liquidity Needs Assessment ("LNA") of each Fund as of June 30, 2021 to assess the liquidity risk of each Fund and assist in the determination as to whether any material changes should be made to the components of the Program. The following factors were reviewed by the LPA in its assessment of each Fund's liquidity risk and evaluation on the adequacy of the Program: (i) investment strategy, portfolio concentration and the liquidity of portfolio investments; (ii) holdings of cash and cash equivalents; (iii) short-term and long-term cash flows; (iv) redemption volatility and stressed conditions; and (v) other funding sources.

Liquidity Risk Assessment

1.) Investment Strategy and Liquidity of Portfolio Investments

The LPA evaluated each Fund's investment objective and portfolio strategy, including portfolio concentration, liquidity classifications and any known or identifiable risks to liquidity. For all Funds, other than M Large Cap Growth Fund, the LPA noted that the Funds were highly diversified with relatively low concentration of holdings. The M Large Cap Growth Fund's investment strategy is to hold between 25 and 35 equity securities and as a result is highly concentrated. However, the LPA recognized that the M Large Cap Growth Fund holds larger capitalization, highly liquid securities where daily trading volumes appear adequate for the Fund to dispose of holdings in a fast and efficient manner in order to meet redemptions if necessary.

Each Fund's portfolio liquidity was monitored by the Funds' Chief Compliance Officer (the "CCO"). Liquidity classifications for each security holding were provided to the CCO by the Funds' administrator, State Street Bank and Trust Company ("State Street Bank"), using its TruView analytics system on a monthly basis. Each Fund held at least 99.9% of its investments in Highly Liquid Investments during the Review Period. As a result, all Funds met the 15% limit on Illiquid Securities during the Review Period. No material liquidity risks were identified by the LPA during the Review Period relating to each Fund's investment strategy, portfolio concentration or portfolio liquidity. The LPA reasonably expects these trends to continue and believes that each Fund's investment strategy is appropriate and manageable for an open-end fund during both normal and stressed market conditions.

2.) Holdings of Cash and Cash Equivalents

All Funds are primarily invested in securities and hold a low percentage of their assets in cash and cash equivalents. In addition, the Funds do not maintain any type of borrowing arrangement or credit facility. It is the Funds' investment adviser's belief that based upon the high liquidity of each Fund's portfolio and that historical redemption activity was not material from a liquidity perspective for any Fund, a line of credit or other borrowing arrangements

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

are not necessary. The LPA did not identify any material liquidity risks during the Review Period with respect to holdings of cash and cash equivalents.

3.) Short-Term and Long-Term Cash Flows and Redemption Volatility and Stressed Conditions

To meet various obligations under the variable annuity or variable life insurance contracts, insurance company separate accounts may redeem Fund shares to generate cash. Proceeds from the redemptions are usually sent to the separate account on the next business day. The Funds may suspend redemptions of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

The LPA reviewed historical subscription and redemption activity for each Fund. The LPA found that redemption activity was not material from a liquidity perspective for any Fund during either normal or stressed market conditions. The LPA also reviewed shareholder concentration, noting that Fund ownership is highly concentrated amongst approximately 10 insurance carriers. Shares are held in omnibus accounts, which means that Fund ownership is spread out amongst a larger number of underlying contract owners that beneficially own Fund shares. This reduces the risk of larger redemptions in shorter timeframes, which has provided the Funds with stable cash flow and lower redemption volatility over the Review Period.

Since cash flows do not appear to be significant during normal or stressed conditions and the shareholder base of each Fund appears stable, the LPA did not identify any material liquidity risks during the Review Period.

4.) Other Funding Sources

The Funds currently do not have any borrowing or other credit arrangements, nor have they utilized cross transactions, all of which could provide additional liquidity. The LPA believes that these factors do not appear to cause any liquidity concerns given each Fund's highly liquid portfolio and stable cash flow history.

Program Management

The Program allows the LPA to delegate certain responsibilities and engage one or more third parties to assist with its implementation, subject in each case to the appropriate oversight by the LPA. The LPA still maintains the responsibility of overseeing and supervising any person that has been delegated liquidity risk management responsibilities under the Program.

The LPA has delegated certain responsibilities under the Program to the CCO. On a monthly basis, State Street Bank provides the CCO with liquidity reports that characterize each Fund's holdings into one of four liquidity categories. Liquidity reports are generated by State Street Bank using the liquidity analytics system, TruView. The CCO reports any issues or concerns to the LPA. No material issues were reported to the LPA during the Review Period.

Quarterly, the LPA conducts a formal meeting in order to review the Program. The CCO provides the LPA with a summary of the results from his monitoring of the Program, including liquidity classifications, compliance with the 15% Illiquid Securities Limit, an evaluation of the effectiveness of State Street Bank's responsibilities under the Program, and a determination of whether the Program has operated effectively and whether the Funds have met the

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

applicable requirements under the Rule and the Program. All minutes of the LPA meetings are provided to the Board. The CCO reported no material issues to the LPA during the quarterly meetings within the Review Period.

At least annually, the CCO provides the LPA with a Liquidity Needs Assessment in order to assess each Fund's Liquidity Risk and evaluate whether any material changes are needed to the Program. The results of the Liquidity Needs Assessments were addressed earlier in this report.

The Program's administration process, as outlined above, appears to be functioning effectively in all material respects and no changes are recommended at this time.

Highly Liquid Investment Minimum

Although the Rule requires the LPA to determine a HLIM for each Fund, the LPA has determined that each Fund qualifies as an Excluded Fund (as defined in the Program). The SEC in its guidance has suggested that a HLIM would not be required if a Fund, under normal circumstances, primarily holds at least 50% of its assets in Highly Liquid Investments. The LPA has determined that all Funds within the Review Period were considered to primarily hold at least 50% of their assets in this category and that all Funds will continue to be excluded from determining a HLIM.

Conclusion

There were no material changes to the Program during the Review Period. No significant liquidity events impacting any Funds were noted during the Review Period. It is the LPA's assessment that the Program is adequately designed and has been effective in managing each Fund's liquidity risk and in implementing the requirements of the Rule.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2021 to December 31, 2021)
M International Equity Fund
Actual	$1,000.00	$996.70	0.57%	$2.87
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.57%	2.91
M Large Cap Growth Fund
Actual	$1,000.00	$1,042.40	0.74%	$3.81
Hypothetical (5% return before expenses)	1,000.00	1,021.50	0.74%	3.77
M Capital Appreciation Fund
Actual	$1,000.00	$1,030.40	1.06%	$5.42
Hypothetical (5% return before expenses)	1,000.00	1,019.90	1.06%	5.40
M Large Cap Value Fund
Actual	$1,000.00	$1,066.60	0.66%	$3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.66%	3.36

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

(b)	Not applicable.

Item 2. Code of Ethics.

As of December 31, 2021, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2021, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce W. Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2020 and December 31, 2021.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2020 and December 31, 2021 were $86,500 and $88,000, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2020 and December 31, 2021.

(c)	TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2020 and December 31, 2021 were $10,500 and $12,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2020 and December 31, 2021.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)       Not applicable

(c)       100%

(d)       Not applicable

(f)	Not applicable.

(g)	The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2020 and December 31, 2021 were $10,500 and $12,500, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 13(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 13(a)(2).

(a)(3) Not applicable to this filing.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer
Date:	March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date: March 8, 2022

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date: March 8, 2022